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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8934

ING Strategic Allocation Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 to December 31, 2005

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2005

Classes I and S

DOMESTIC EQUITY INDEX PORTFOLIOS

▪  ING VP Index Plus LargeCap Portfolio

▪  ING VP Index Plus MidCap Portfolio

▪  ING VP Index Plus SmallCap Portfolio

STRATEGIC ALLOCATION PORTFOLIOS

▪  ING VP Strategic Allocation Balanced Portfolio

▪  ING VP Strategic Allocation Growth Portfolio

▪  ING VP Strategic Allocation Income Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Shareholder Expense Examples	17

Report of Independent Registered Public Accounting Firm	19

Statements of Assets and Liabilities	20

Statements of Operations	22

Statements of Changes in Net Assets	24

Financial Highlights	27

Notes to Financial Statements	33

Portfolios of Investments	44

Tax Information	96

Director and Officer Information	97

Advisory Contract Approval Discussion	101

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds website at www.ingfunds.com and (3) on the Securities and Exchange Commissions (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrants file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrants’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrants’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 1-800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” is more than words; they represent our promise to you.

JAMES M. HENNESSY
Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the U.S.[1]

In other words, the majority of investment opportunities are now beyond our borders and we think that the ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to many of those opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy President ING Funds
January 28, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1  MSCI December, 2005

MARKET PERSPECTIVE:	YEAR ENDED DECEMBER 31, 2005

In our semi-annual report, we referred to mixed markets in which the U.S. investor lost on both domestic and international stocks, with gains in the latter trumped by the rebounding U.S. dollar. In the second half, global equities registered solid gains, although foreign markets ended the 2005 year more convincingly. The Morgan Stanley Capital International (“MSCI”) World® Index(1) calculated in dollars, including net reinvested dividends rose 10.3% for the six months ended December 31, 2005, and 9.5% for the full year. As for currencies, the dollar extended its first half run for the six months ended December 31, 2005, rising 2.1% against the euro (12.6% for the full year), 6.2% against the yen (14.7% for the full year), and 3.8% against the pound (10.2% for the full year). Commentators explained the U.S. dollar’s unexpected strength by pointing to relatively high U.S. interest rates, the re-cycling of oil exporters’ burgeoning wealth into dollar securities, the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances, and, regarding the yen’s particular weakness, non-Japanese investors pouring money into the stock market but hedging their currency risk. Each dynamic was losing steam by 2005 year-end.

For more than a year, the main issue for US fixed income investors had been the unexpected flattening of the yield curve, i.e. the shrinking difference between short-term and long-term interest rates. From June 2004 through June 2005 the Federal Open Market Committee (“FOMC”) had raised the Federal Funds Rate by 25 basis points nine times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 0.71% over the same thirteen months. This was put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad, consistent productivity growth at home and foreign investors’ hunger for U.S. investments. Occasionally in the second half, for example when Hurricane Katrina and Rita affected oil prices, having peaked near $70 per barrel at the end of August 2005, there looked to be filtering through to general prices, and the trend seemed about to break. Nevertheless, in the end the forces of curve flattening prevailed. By December 31, 2005, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. For the six months ended December 31, 2005, the yield on the ten-year Treasury rose by 45 basis points to 4.39% (17 basis points for the full year), and on 13-week U.S. Treasury Bills by 93 basis points (180 basis points for the full year) to 3.98%. The returns on the broad Lehman Brothers Aggregate Bond Index(2) and the Lehman Brothers High Yield Bond Index(3) was -0.1% and 1.6% for the six months ended December 31, 2005, and 2.4% and 2.7% for the full year, respectively.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index(4), added 5.8% including dividends in the latter half of 2005 and 4.9% for the full year, thanks to gains of 3.5% in July and November of 2005. Other months were flat to down and by 2005 year-end, the market, trading at a fairly undemanding price-to-earnings level of about 16 times earnings for the current fiscal year, was definitely struggling. Stock investors were initially encouraged by bullish economic reports and even more by second quarter company earnings figures, which were on average up more than 10% year over year. The optimistic mood lasted into early August of 2005, when the S&P 500 reached a four-year high, before drifting back as resurgent oil prices made records almost daily. In September and October of 2005 with Hurricanes Katrina and Rita seldom out of the news, two attempted rallies fizzled. High prices at the gas pump were already here. An expensive winter for heating fuel was certain. Sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports and, with consumer confidence slumping, the word “stagflation” was heard more than once. In spite of this, as November approached, an evidently swift recovery from the Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through mid-December 2005, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world. Yet the market gave back nearly 1.6% between Christmas and New Year, when new reports suggested that the end of the bubbling housing market might be at hand. Rising house prices had encouraged the consumer spending that was largely behind robust GDP growth; spending that is, by people who on average were saving little, if anything.

In international markets Japan was the shining star of the second half, soaring 33.3%, based on the MSCI Japan® Index(5) in dollars plus net dividends for the six months ended December 31, 2005, and 25.5% for

MARKET PERSPECTIVE:	YEAR ENDED DECEMBER 31, 2005

the full year, as the market repeatedly broke five-year records amid new optimism. Investors, albeit mainly foreign ones, came to the belief that Japan is re-emerging as a balanced economy and less dependent on exports. Japanese corporations and banks have repaired their balance sheets at last. Rising wages are supporting domestic demand, in addition to an expected end to deflation, seems at hand. European ex UK markets leaped 11.8%, according to the MSCI Europe ex UK® Index(6) in dollars including net dividends for the six months ended December 31, 2005 (10.5% for the full year) and 14.7% in local currencies (27.7% for the full year) to the best levels in over four years, despite the first interest rate increase, to 2.5%, in over five years. Mounting evidence of a recovery in local demand, resilient profits and an upsurge of merger and acquisition activity boosted markets that are not particularly expensive. UK equities advanced 6.4% in the six months ended December 31, 2005 (7.4% for the full year) based on the MSCI UK® Index(7) in dollars including net dividends, concealing a more impressive 11.1% increase in pounds (20.1% for the full year), to the highest in four years. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. Yet, in the face of mostly miserable economic reports, and despite terrorist attacks in London over two days in July of 2005, investors, encouraged by merger and acquisition activity, supported an inexpensive market yielding over 3%.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING VP INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

* Includes Securities lending collateral
(1) Includes seven Industries, which each represents 2.0% - 3.0% of net assets
(2) Includes thirty-eight Industries, which each represents less than 1.0% of net

Portfolio holdings are subject to change daily.

The ING VP Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), while maintaining a market level of risk. The Portfolio is managed by Omar Aguilar*, Portfolio Manager, and Douglas Coté, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 5.38% compared to the S&P 500 Index, which returned 4.91% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark, the S&P 500 Index, due to strong security selection, especially in the health care and consumer staples sectors. Stock selection in the telecommunications and information technology sectors somewhat detracted from performance. Our overweight in Apple Computer was among one of the largest positive contributors to performance. Our overweight in Dell was one of the largest detractors from performance.

Apple Computer is a dominating player in the digital music world with its iPod and iTunes store front. This year the company continued its strong sales momentum and used its brand recognition and product development to grow sales. It used brand recognition to gain market share in its computer division for the iMac. We continue to overweight the stock as the company has reported quality earnings supported by better estimates. We believe given the strength of the earnings that the company can continue to grow.

Dell disappointed investors with consecutive revenue misses after it used an aggressive pricing strategy to gain market share. In addition, during the third quarter, the company attempted to move into the higher end PC market, which actually resulted in lower sales when faced with declining demand for the product and tough competition. We continue to own this stock due to business fundamentals and find today’s price to cash flow to be attractive.

Individual security selection was helped by the effectiveness of factors historically successful at identifying outperforming stocks, especially free cash flow to price, price momentum and relative price to earnings. Change in accruals, analyst estimate revision and change in capital expenditures to depreciation were not helpful in our stock selection process.

Current Strategy and Outlook: Momentum in the U.S. economy remains strong going into 2006. Real gross domestic product (“GDP”) growth is likely to decelerate during the year. However, increases in net exports and capital spending may not fully offset a slowdown in residential investment. On the inflation front, falling gasoline prices have led to lower headline inflation rates, and are likely to take some pressure off of core consumer price index (“CPI”) inflation. The risk that core inflation rises as the expansion puts more pressure on resources, however, still exists. Given this scenario, we believe the Federal Open Market Committee (“FOMC”) will continue raising rates in early 2006. Whether it stops tightening will depend mainly on its assessment of inflation risk. A sustained expansion and benign wage and price inflation — the most likely scenario for 2006 in our view — should provide a good climate for equity market performance.

The Portfolio is overweight in the energy, and information technology sectors and underweight in the consumer discretionary, utilities and health care sectors. However, our overall sector exposures are a function of our stock selection process and by design quite close to the S&P 500 Index so that nearly all of our relative performance is driven by individual stocks.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Exxon Mobil Corp.	3.7%
General Electric Co.	3.0%
Microsoft Corp.	2.3%
Citigroup, Inc.	2.0%
Intel Corp.	1.8%
Procter & Gamble Co.	1.7%
Bank of America Corp.	1.7%
Johnson & Johnson	1.5%
American International Group, Inc.	1.4%
PepsiCo, Inc.	1.4%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective December 2005, Omar Aguilar replaced Hugh Whelan as Portfolio Manager.

PORTFOLIO MANAGERS’ REPORT	ING VP INDEX PLUS LARGECAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	5 Year	Since Inception of Class I September 16, 1996		Since Inception of Class S July 16, 2001
Class I	5.38%	(0.07)%	8.68%		—
Class S	5.15%	—	—		1.92%
S&P 500 Index(1)	4.91%	0.54%	8.35	%(2)	2.44	%(3)s

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus LargeCap Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0181 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)              Since inception performance for the index is shown from October 1, 1996.

(3)              Since inception performance for the index is shown from August 1, 2001.

ING VP INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

*Includes securities lending collateral
(1) Includes eleven industries, which each represents 1.5% - 2.7% of net assets.
(2) Includes thirty-six industries, which each represents less than 1.5% of net assets.

Portfolio holdings are subject to change daily.

The ING VP Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”), while maintaining a market level of risk. The Portfolio is managed by Omar Aguilar*, Portfolio Manager, and Douglas Coté, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 11.14% compared to the S&P MidCap 400 Index, which returned 12.56% for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmark, the S&P MidCap 400 Index, due to adverse security selection. Stock selection in the information technology and financial sectors contributed positively, partially offsetting negative results from security selection in energy and industrials. Our overweight in Abercrombie & Fitch was among one of the largest positive contributors to performance, while our underweight in Arch Coal Inc. was one of the largest detractors from performance.

Shares of Abercrombie & Fitch, the clothing retailer, experienced some significant swings in 2005 but ended the year as one of the best performing stocks in the consumer discretionary sector. We found this stock attractive for several reasons, including its strong earnings quality and cashflow, and for part of the year, earnings estimate revision and price momentum. Over the summer, weaker than expected sales and concerns that consumers would curtail spending sent the stock lower; but an improving retail picture and a strong Christmas season for Abercrombie & Fitch led the stock upward in the fourth quarter. While we decreased our position in this stock during the year, we continue to own Abercrombie & Fitch based mainly on strong business momentum and earnings estimate revisions.

We were underweight Arch Coal Inc. for the year. The company ranked poorly throughout much of the year on poor valuation factors, such as price to book and cash flow to price. The company also ranked poorly in the overall quality of its earnings. Arch Coal is a story of a soaring commodity for energy use. The demand for coal is expected to double in the next twenty years as power producers switch from natural gas to coal-fired plants. President Bush has put his backing behind coal as a source to meet the increased electricity demands. Although the company forecasted lower second quarter earnings in the middle of the year due to weather related production issues, the stock soared on the coal story.

Individual security selection was helped by the effectiveness of factors historically successful at identifying outperforming stocks, especially analyst estimate revision, price momentum and relative price-to-earnings. Change in accruals, free cash flow to price and change in capital expenditures to depreciation were not helpful in our stock selection process.

Current Strategy and Outlook: Momentum in the U.S. economy remains strong going into 2006. Real gross domestic product (“GDP”) growth is likely to decelerate during the year, however, increases in net exports and capital spending may not fully offset a slowdown in residential investment. On the inflation front, falling gasoline prices have led to lower headline inflation rates, and are likely to take some pressure off of core consumer price index (“CPI”) inflation. The risk that core inflation rises as the expansion puts more pressure on resources, however, still exists. Given this scenario, we believe the Federal Open Market Committee (“FOMC”) will continue raising rates in early 2006. Whether it stops tightening will depend mainly on its assessment of inflation risk. A sustained expansion and benign wage and price inflation — the most likely scenario for 2006 in our view — should provide a good climate for equity market performance.

The Portfolio is overweight in the information technology and financials and underweight in the utilities and industrial sectors. However, our overall sector exposures are by design quite close to the S&P 400 Index so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Sandisk Corp.	1.3%
Chico’s FAS, Inc.	1.2%
Legg Mason, Inc.	1.2%
Barr Pharmaceuticals, Inc.	1.1%
Fidelity National Financial, Inc.	1.1%
Health Net, Inc.	1.0%
Harris Corp.	1.0%
WR Berkley Corp.	0.9%
Radian Group, Inc.	0.9%
Peabody Energy Corp.	0.9%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective December 2005, Omar Aguilar replaced Hugh Whelan as Portfolio Manager.

PORTFOLIO MANAGERS’ REPORT	ING VP INDEX PLUS MIDCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	5 Year	Since Inception of Class I December 16, 1997		Since Inception of Class S July 16, 2001
Class I	11.14%	8.28%	12.92%		—
Class S	10.84%	—	—		9.65%
S&P MidCap 500 Index(1)	12.56%	8.60%	11.71	%(2)	9.95	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus MidCap Portfolio against the S&P MidCap 400 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0181 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2)              Since inception performance for the index is shown from January 1, 1998.

(3)              Since inception performance for the index is shown from August 1, 2001.

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

*Includes securities lending collateral
(1) Includes twelve industries, which each represents 1.5% - 3.0% of net assets.
(2) Includes thirty-nine industries, which each represents less than 1.5% of net assets.

Portfolio holdings are subject to change daily.

The ING VP Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600 Index”), while maintaining a market level of risk. The Portfolio is managed by a team of equity investment specialists led by Omar Aguilar*, Portfolio Manager, and Douglas Coté, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 7.62% compared to the S&P SmallCap 600 Index, which returned 7.68% for the same period.

Portfolio Specifics: The Portfolio underperformed its benchmark, the S&P 600 Index, due to adverse security selection, especially in the financial and materials sectors. Positive performance in the health care and information technology sectors added to performance. Our overweight in Frontier Oil was among one of the largest positive contributors to performance while our overweight in Polaris was one of the largest detractors from performance.

With the big run-up in energy prices this year, Frontier Oil had the fourth best return of all stocks in the S&P 600 Index for 2005 and was the best performer in the small cap energy sector. Frontier Oil, which conducts crude oil refining in the Rocky Mountains, rose alongside other refiners, peaking in early October, not long after oil prices weakened. We were drawn to this stock by its strong business momentum and attractive relative valuation, e.g. its appealing relative price-to-earnings ratio, and we continue to like this security.

Polaris Industries is a leading manufacturer of ATVs, snowmobiles and motorcycles that saw its stock price decline through the first ten months of the year on concerns that consumers would delay purchasing big-ticket leisure items. This stock looked attractive to us from an earnings quality perspective, and although actual earnings continued to grow throughout the year, the share price was punished alongside many other consumer discretionary stocks (especially those in the leisure industry) as investors feared that higher energy prices and rising inflation would curb spending. We continue to hold a position in Polaris as earnings quality remains sound and earnings estimates as well as valuation have improved.

Individual security selection was helped by the effectiveness of factors historically successful at identifying outperforming stocks, especially free cash flow to price, price momentum, relative price-to-earnings, change in accruals and analyst estimate revision. Change in capital expenditures to depreciation was not helpful in our stock selection process.

Current Strategy and Outlook: Momentum in the U.S. economy remains strong going into 2006. Real gross domestic product (“GDP”) growth is likely to decelerate during the year, however, increases in net exports and capital spending may not fully offset a slowdown in residential investment. On the inflation front, falling gasoline prices have led to lower headline inflation rates, and are likely to take some pressure off of core consumer price index (“CPI”) inflation. The risk that core inflation rises as the expansion puts more pressure on resources, however, still exists. Given this scenario, we believe the Federal Open Market Committee (“FOMC”) will continue raising rates in early 2006. Whether it stops tightening will depend mainly on its assessment of inflation risk. A sustained expansion and benign wage and price inflation — the most likely scenario for 2006 in our view — should provide a good climate for equity market performance.

The Portfolio is overweight in the consumer discretionaries and energy and underweight in the information technology and healthcare sectors. However, our overall sector exposures are by design quite close to the S&P SmallCap 600 Index so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

NVR, Inc.	1.2%
Cimarex Energy Co.	1.1%
Pharmaceutical Product Development, Inc.	1.0%
Global Payments, Inc.	1.0%
JLG Industries, Inc.	0.9%
Sierra Health Services	0.8%
Oshkosh Truck Corp.	0.8%
Frontier Oil Corp.	0.8%
Florida Rock Industries, Inc.	0.8%
Micros Systems, Inc.	0.8%

Portfolio holdings are subject to change daily.

*  Effective December 2005, Omar Aguilar replaced Hugh Whelan as Portfolio Manager.

PORTFOLIO MANAGERS’ REPORT	ING VP INDEX PLUS SMALLCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	5 Year	Since Inception of Class I December 19, 1997		Since Inception of Class S July 16, 2001
Class I	7.62%	9.71%	8.94%		—
Class S	7.36%	—	—		10.70%
S&P SmallCap 600 Index(1)	7.68%	10.76%	9.51	%(2)	11.17	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus SmallCap Portfolio against the S&P SmallCap 600 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0181 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

(2)              Since inception performance for the index is shown from January 1, 1998.

(3)              Since inception performance for the index is shown from August 1, 2001.

ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Other Assets and Liabilities, Net* -6.1%
*Includes securities lending.

Portfolio holdings are subject to change daily.

The ING VP Strategic Allocation Balanced Portfolio (the “Portfolio”) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is managed by Mary Ann Fernandez, Portfolio Manager, and Shiv Mehta, Portfolio Manager ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 4.70% compared to 6.12% for the Russell 3000® Index and 5.13% for the Strategic Allocation Balanced Composite Index.

Portfolio Specifics: The Portfolio’s asset allocation had a positive impact on performance for 2005. Our overweight in international equities and underweight in fixed income securities, positions that we maintained in varying degrees throughout the year, each helped results. Our exposure to domestic equities fluctuated between overweight and neutral over the course of the period, however the overall equity position had a negative impact on results. The equity component performed roughly in line with its sub-benchmark, the Russell 3000® Index, due to effective security selection and positive sector allocation. Stock selection was particularly strong among health care stocks, though it was weaker in technology and telecom. Our overweight to the energy sector helped results, and was by far the best performing market segment for the year. The international equity component outperformed the Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE®”) Index for the period, due to robust security selection and positive regional allocation, especially an underweight in the U.K. Security selection was strongest in financials, materials and telecom, though weaker in technology.

The fixed-income component of the Portfolio underperformed the Lehman Brothers Aggregate Bond (“LBAB”) Index for the year ended 2005. Rising short-term rates, coupled with a tightening Federal Reserve, led us to maintain a shorter duration posture with an underweight to shorter maturities, which helped performance through most of the year. Security selection in the mortgage-backed securities sector produced positive performance, and our continued underweight to longer-dated corporates was beneficial for most of 2005. Results among corporates lagged, with most of the damage occurring in the longer-dated maturities. An overexposure to asset-backed securities and commercial mortgage-backed securities, at the expense of corporates, was beneficial as both sectors produced excess returns (excess return means the excess over the return from Treasury securities of comparable term). Positions in bank and insurance securities, particularly floating rate preferreds, and lack of exposure in the automotive sectors were sources of positive security selection.

Current Strategy and Outlook: As we move into 2006, momentum in the U.S. economy remains strong. Real gross domestic product (“GDP”) growth is likely to decelerate during the year, however, increases in net exports and capital spending may not fully offset a slowdown in residential investment. On the inflation front, falling gasoline prices have led to lower headline inflation rates, and are likely to take some pressure off of core consumer price index (“CPI”) inflation. The risk that core inflation rises as the expansion puts more pressure on resources, however, still exists. Given this scenario, we believe the Federal Open Market Committee (“FOMC”) will continue raising rates in early 2006. Whether it stops tightening will depend mainly on its assessment of inflation risk. A sustained expansion and benign wage and price inflation — the most likely scenario for 2006 in our view — should provide a good climate for equity market performance.

We remain modestly overweight in equities, favoring large-cap stocks. We expect bond yields will rise from current levels as the Federal Reserve continues to tighten the supply of credit, and so we are modestly underweight in bonds. Although valuations on international stocks are no longer relatively inexpensive, we believe overseas markets will continue to benefit from the expansion in global industrial production and strong price momentum, and therefore maintain our overweight position.

Top Ten Industries*
as of December 31, 2005
(as a percent of net assets)

Federal National Mortgage Association	8.4%
Banks	7.0%
Diversified Financial Services	6.9%
Oil & Gas	6.5%
U.S. Treasury Note	5.9%
Retail	4.2%
Insurance	4.1%
Telecommunications	4.0%
Computers	3.3%
Pharmaceuticals	3.1%

* Excludes short-term investments related to commercial paper, repurchase agreement, and securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	5 Year	10 Year	Since Inception of Class S June 7, 2005
Class I	4.70%	3.01%	6.62%	—
Class S	—	—	—	3.81%
Russell 3000® Index(1)	6.12%	1.58%	9.20%	6.87	%(3)
Strategic Allocation Balanced Composite Index(2)	5.13%	3.62%	8.06%	5.15	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Strategic Allocation Balanced Portfolio against the Russell 3000® Index and the Strategic Allocation Balanced Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0181 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(2)              The Strategic Allocation Balanced Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. See page 16 for additional information.

(3)              Since inception performance for the index is shown from June 1, 2005.

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Other Assets and Liabilities, Net* -3.3%
*Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING VP Strategic Allocation Growth Portfolio (the “Portfolio”) seeks to provide capital appreciation. The Portfolio is managed by Mary Ann Fernandez, Portfolio Manager, and Shiv Mehta, Portfolio Manager ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 6.20% compared to 6.12% for the Russell 3000® Index and 6.22% for the Strategic Allocation Growth Composite Index.

Portfolio Specifics: The Portfolio’s asset allocation had a positive impact on performance for 2005. Our overweight in international equities and underweight in fixed-income securities, positions that we maintained in varying degrees throughout the year, each helped results. Our exposure to domestic equities fluctuated between overweight and neutral over the course of the period, however the overall equity position had a negative impact on results. The equity component performed roughly in line with its sub-benchmark, the Russell 3000 Index, due to effective security selection and positive sector allocation. Stock selection was particularly strong among health care stocks, though it was weaker in technology and telecom. Our overweight to the energy sector helped results, and was by far the best performing market segment for the year. The international equity component outperformed the Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE®”) Index for the period, due to robust security selection and positive regional allocation, especially an underweight in the U.K. Security selection was strongest in financials, materials and telecom, though weaker in technology.

The fixed-income component of the Portfolio underperformed the Lehman Brothers Aggregate Bond (“LBAB”) Index for the year ended 2005. Rising short term rates, coupled with a tightening Federal Reserve, led us to maintain a shorter duration posture with an underweight to shorter maturities, which helped performance through most of the year. Security selection in the mortgage-backed securities sector produced positive performance, and our continued underweight to longer-dated corporates was beneficial for most of 2005. Results among corporates lagged, with most of the damage occurring in the longer-dated maturities. An overexposure to asset-backed securities and commercial mortgage-backed securities, at the expense of corporates, was beneficial as both sectors produced excess returns (excess return means the excess over the return from Treasury securities of comparable term). Positions in bank and insurance securities, particularly floating rate preferreds, and lack of exposure in the automotive sectors were sources of positive security selection.

Current Strategy and Outlook: As we move into 2006, momentum in the U.S. economy remains strong. Real gross domestic product (“GDP”) growth is likely to decelerate during the year, however, increases in net exports and capital spending may not fully offset a slowdown in residential investment. On the inflation front, falling gasoline prices have led to lower headline inflation rates, and are likely to take some pressure off of core consumer price index (“CPI”) inflation. The risk that core inflation rises as the expansion puts more pressure on resources, however, still exists. Given this scenario, we believe the Federal Open Market Committee (“FOMC”) will continue raising rates in early 2006. Whether it stops tightening will depend mainly on its assessment of inflation risk. A sustained expansion and benign wage and price inflation — the most likely scenario for 2006 in our view — should provide a good climate for equity market performance.

We remain modestly overweight in equities, favoring large-cap stocks. We expect bond yields will rise from current levels as the Federal Reserve continues to tighten the supply of credit, and so we are modestly underweight in bonds. Although valuations on international stocks are no longer relatively inexpensive, we believe overseas markets will continue to benefit from the expansion in global industrial production and strong price momentum, and therefore maintain our overweight position.

Top Ten Industries*
as of December 31, 2005
(as a percent of net assets)

Oil and Gas	7.8%
Banks	7.6%
Diversified Financial Services	6.8%
Retail	5.2%
Insurance	5.0%
Telecommunications	4.8%
Federal National Mortgage Association	4.5%
Commercial Paper	4.3%
Computers	4.1%
Pharmaceuticals	4.0%

* Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	5 Year	10 Year	Since Inception of Class S August 5, 2005
Class I	6.20%	2.44%	7.06%	—
Class S	—	—	—	3.20%
Russell 3000® Index(1)	6.12%	1.58%	9.20%	1.95	%(3)
Strategic Allocation Growth Composite Index(2)	6.22%	3.02%	8.56%	2.68	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Strategic Allocation Growth Portfolio against the Russell 3000® Index and the Strategic Allocation Growth Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0181 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(2)              The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. See page 16 for additional information.

(3)              Since inception performance for the index is shown from August 1, 2005.

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Other Assets and Liabilities, Net* -9.1%
*Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING VP Strategic Allocation Income Portfolio (the “Portfolio”) seeks to provide total return consistent with preservation of capital. The Portfolio is managed by Mary Ann Fernandez, Portfolio Manager, and Shiv Mehta, Portfolio Manager ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 3.83% compared to 2.43% for Lehman Brothers Aggregate Bond (“LBAB”) Index and 3.83% for the Strategic Allocation Income Composite Index.

Portfolio Specifics: The Portfolio’s asset allocation had a positive impact on performance for 2005. Our overweight in international equities and underweight in fixed income securities, positions that we maintained in varying degrees throughout the year, each helped results. Our exposure to domestic equities fluctuated between overweight and neutral over the course of the period, however the overall equity position had a negative impact on results. The equity component performed roughly in line with its sub-benchmark, the Russell 3000® Index, due to effective security selection and positive sector allocation. Stock selection was particularly strong among health care stocks, though it was weaker in technology and telecom. Our overweight to the energy sector helped results, and was by far the best performing market segment for the year. The international equity component outperformed the Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE®”) Index for the period, due to robust security selection and positive regional allocation, especially an underweight in the U.K. Security selection was strongest in financials, materials and telecom, though weaker in technology.

The fixed-income component of the Portfolio underperformed the LBAB Index for the year ended 2005. Rising short-term rates, coupled with a tightening Federal Reserve, led us to maintain a shorter duration posture with an underweight to shorter maturities, which helped performance through most of the year. Security selection in the mortgage-backed securities sector produced positive performance, and our continued underweight to longer-dated corporates was beneficial for most of 2005. Results among corporates lagged, with most of the damage occurring in the longer-dated maturities. An overexposure to asset-backed securities and commercial mortgage-backed securities, at the expense of corporates, was beneficial as both sectors produced excess returns (excess return means the excess over the return from Treasury securities of comparable term). Positions in bank and insurance securities, particularly floating rate preferreds, and lack of exposure in the automotive sectors were sources of positive security selection.

Current Strategy and Outlook: As we move into 2006, momentum in the U.S. economy remains strong. Real gross domestic product (“GDP”) growth is likely to decelerate during the year, however, increases in net exports and capital spending may not fully offset a slowdown in residential investment. On the inflation front, falling gasoline prices have led to lower headline inflation rates, and are likely to take some pressure off of core consumer price index (“CPI”) inflation. The risk that core inflation rises as the expansion puts more pressure on resources, however, still exists. Given this scenario, we believe the Federal Open Market Committee (“FOMC”) will continue raising rates in early 2006. Whether it stops tightening will depend mainly on its assessment of inflation risk. A sustained expansion and benign wage and price inflation — the most likely scenario for 2006 in our view — should provide a good climate for equity market performance.

We remain modestly overweight in equities, favoring large-cap stocks. We expect bond yields will rise from current levels as the Federal Reserve continues to tighten the supply of credit, and so we are modestly underweight in bonds. Although valuations on international stocks are no longer relatively inexpensive, we believe overseas markets will continue to benefit from the expansion in global industrial production and strong price momentum, and therefore maintain our overweight position.

Top Ten Industries*
as of December 31, 2005
(as a percent of net assets)

Federal National Mortgage Association	12.9%
U.S. Treasury Note	9.5%
Diversified Financial Services	6.5%
Banks	6.3%
Oil & Gas	4.6%
U.S. Treasury Bond	4.0%
Federal Home Loan Mortgage Corporation	3.9%
Insurance	3.0%
Telecommunications	2.9%
Retail	2.7%

* Excludes short-term investments related to repurchase agreement and securities lending.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	5 Year	10 Year	Since Inception of Class S August 5, 2005
Class I	3.83%	5.54%	6.44%	—
Class S	—	—	—	1.45%
Lehman Brothers Aggregate Bond Index(1)	2.43%	5.82%	6.16%	0.83	%(3)
Strategic Allocation Income Composite Index(2)	3.83%	4.32%	7.30%	1.31	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Strategic Allocation Income Portfolio against the Lehman Brothers Aggregate Bond Index and the Strategic Allocation Income Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0181 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgaged-backed and corporate debt securities.

(2)              The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Portfolio, and corresponding adjustments have been made to the composite. See page 16 for additional information.

(3)              Since inception performance for the index is shown from August 1, 2005.

Portfolio Managers’ Report	ADDITIONAL INFORMATION

Asset Class

	ING VP Strategic Allocation Balanced Portfolio(1)	ING VP Strategic Allocation Growth Portfolio	ING VP Strategic Allocation Income Portfolio(2)
Equities
Domestic Stocks
Range	0-75%	10-100%	0-70%
International Stocks
Range	0-10%	0-20%	0-10%
Fixed Income
Range	0-70%	0-40%	0-100%
Money Market Instruments
Range	0-30%	0-30%	0-30%

(1)   ING Strategic Allocation Balanced Portfolio will invest no more than 60% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)   ING Strategic Allocation Income Portfolio will invest no more than 35% of its assets in any combination of the following asset sub-classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses the Strategic Allocation Balanced Composite, Strategic Allocation Growth Composite, and Strategic Allocation Income Composite indices as benchmarks to which it compares the performance of ING VP Strategic Allocation Balanced Portfolio, ING VP Strategic Allocation Growth Portfolio and ING VP Strategic Allocation Income Portfolio, respectively. Each of these Composite indices is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

Composite Index	Russell 3000 Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East Index(4)	Lehman Brothers Aggregate Bond Index(5)	91-Day U.S. Treasury Bill Rate
Strategic Allocation Balanced Composite(6)	55%	5%	35%	5%
Strategic Allocation Growth Composite(7)	70%	10%	20%	0%
Strategic Allocation Income Composite(8)	35%	0%	55%	10%

(3)   The Russell 3000 Index measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(4)   The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)   The Lehman Brothers Aggregate Bond Index is composed of publicly issued, fixed-rate U.S. Government, investment grade, mortgaged-backed and corporate debt securities.

(6)   The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, and 10% in international bonds and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, and 5% in international bonds and 5% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(7)   The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8)   The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% for small-/mid-cap stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, and 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large cap stocks, 10% in small-/mid-cap stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, and 5% in international bonds and 10% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

All indices are unmanaged.
An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

ING VP Index Plus LargeCap Portfolio
Actual Fund Return
Class I	$1,000.00	$1,056.00	0.45%	$2.33
Class S	1,000.00	1,054.40	0.70	3.62
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.94	0.45%	$2.29
Class S	1,000.00	1,021.68	0.70	3.57

ING VP Index Plus MidCap Portfolio
Actual Fund Return
Class I	$1,000.00	$1,075.80	0.49%	$2.56
Class S	1,000.00	1,074.40	0.74	3.87
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.74	0.49%	$2.50
Class S	1,000.00	1,021.48	0.74	3.77

*      Except as noted, expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

ING VP Index Plus SmallCap Portfolio
Actual Fund Return
Class S	$1,000.00	$1,056.80	0.49%	$2.54
Class I	1,000.00	1,055.50	0.74	3.83
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.74	0.49%	$2.50
Class S	1,000.00	1,021.48	0.74	3.77

ING VP Strategic Allocation Balanced Portfolio
Actual Fund Return
Class I	$1,000.00	$1,040.30	0.70%	$3.60
Class S	1,000.00	1,039.60	0.95	4.88
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.68	0.70%	$3.57
Class S	1,000.00	1,020.42	0.95	4.84

ING VP Strategic Allocation Growth Portfolio
Actual Fund Return
Class I	$1,000.00	$1,060.60	0.73%	$3.79
Class S	1,000.00	1,032.00	0.98	4.04	**
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.53	0.73%	$3.72
Class S	1,000.00	1,020.27	0.98	4.99

ING VP Strategic Allocation Income Portfolio
Actual Fund Return
Class I	$1,000.00	$1,025.70	0.65%	$3.32
Class S	1,000.00	1,014.50	0.90	3.68	**
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.93	0.65%	$3.31
Class S	1,000.00	1,020.67	0.90	4.58

*      Except as noted, expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**   Expenses indicated for Actual Fund Return are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 148/365 to reflect the period since commencement of operations (August 5, 2005).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
ING Variable Portfolios, Inc. and ING Strategic Allocation Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING VP Index Plus LargeCap Portfolio, ING VP Index Plus MidCap Portfolio and ING VP Index Plus SmallCap Portfolio, each a series of ING Variable Portfolios, Inc., and ING VP Strategic Allocation Balanced Portfolio, ING VP Strategic Allocation Growth Portfolio, and ING VP Strategic Allocation Income Portfolio, each a series of ING Strategic Allocation Portfolios, Inc., as of December 31, 2005, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 27, 2006

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING VP Index Plus LargeCap Portfolio	ING VP Index Plus MidCap Portfolio	ING VP Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at value+*	$1,922,943,031	$1,109,515,432	$705,747,461
Short-term investments at amortized cost	233,245,000	236,034,000	179,673,000
Repurchase agreements	20,077,000	6,294,000	7,475,000
Cash	866	—	—
Cash collateral for futures	567,000	—	—
Receivables:
Investment securities sold	—	20,673,938	3,227,010
Fund shares sold	3,394,276	4,165,072	2,799,748
Dividends and interest	2,448,315	678,657	767,588
Prepaid expenses	71,689	39,519	24,145
Total assets	2,182,747,177	1,377,400,618	899,713,952

LIABILITIES:
Payable for investment securities purchased	—	13,778,876	8,432,013
Payable for fund shares redeemed	2,200,994	379,606	13
Payable for futures variation margin	36,803	4,293	—
Payable upon receipt of securities loaned	233,245,000	236,034,000	179,673,000
Payable to affiliates	791,466	488,675	345,469
Payable to custodian due to bank overdraft	—	3,375,259	340
Payable for director fees	21,850	4,389	2,583
Other accrued expenses and liabilities	178,454	79,121	47,502
Total liabilities	236,474,567	254,144,219	188,500,920
NET ASSETS	$1,946,272,610	$1,123,256,399	$711,213,032

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,022,373,512	$930,347,230	$614,882,818
Undistributed net investment income	22,117,371	7,256,615	2,868,688
Accumulated net realized gain (loss) on investments and futures	(238,725,738)	82,890,736	40,227,059
Net unrealized appreciation on investments and futures	140,507,465	102,761,818	53,234,467
NET ASSETS	$1,946,272,610	$1,123,256,399	$711,213,032

+Including securities loaned at value	$226,202,319	$228,364,897	$173,756,433
*Cost of investments in securities	$1,782,342,570	$1,006,749,321	$652,512,994

Class I:
Net assets	$1,389,138,592	$844,702,715	$378,120,859
Shares authorized	200,000,000	200,000,000	200,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	90,079,394	45,197,568	22,667,876
Net asset value and redemption price per share	$15.42	$18.69	$16.68

Class S:
Net assets	$557,134,018	$278,553,684	$333,092,173
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	36,408,046	15,033,650	20,154,607
Net asset value and redemption price per share	$15.30	$18.53	$16.53

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING VP Strategic Allocation Balanced Portfolio	ING VP Strategic Allocation Growth Portfolio	ING VP Strategic Allocation Income Portfolio

ASSETS:
Investments in securities at value+*	$275,119,616	$279,477,444	$138,142,409
Short-term investments**	24,731,436	12,456,426	14,672,627
Short-term investments at amortized cost	46,303,000	39,924,000	33,501,000
Repurchase agreements	7,950,000	5,246,000	12,724,000
Cash	22,146	28,626	11,660
Cash collateral for futures	15,700	43,405	14,113
Receivables:
Investment securities sold	383,385	239,528	331,292
Fund shares sold	4,087	33,408	304
Dividends and interest	778,538	559,701	565,956
Prepaid expenses	11,172	10,709	5,978
Reimbursement due from manager	—	—	17,593
Total assets	355,319,080	338,019,247	199,986,932

LIABILITIES:
Payable for investment securities purchased	17,866,645	9,859,630	14,659,821
Payable for fund shares redeemed	877,549	423,837	—
Payable for futures variation margin	3,300	5,125	3,156
Payable upon receipt of securities loaned	46,303,000	39,924,000	33,501,000
Payable to affiliates	168,888	161,304	85,283
Payable for director fees	14,182	4,587	4,953
Other accrued expenses and liabilities	50,467	45,807	49,667
Total liabilities	65,284,031	50,424,290	48,303,880
NET ASSETS	$290,035,049	$287,594,957	$151,683,052

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$255,866,647	$249,680,473	$135,536,506
Undistributed net investment income	5,454,318	4,042,457	3,938,007
Accumulated net realized gain on investments, foreign currency related transactions and futures	3,047,810	97,710	3,432,178
Net unrealized appreciation on investments, foreign currency related transactions and futures	25,666,274	33,774,317	8,776,361
NET ASSETS	$290,035,049	$287,594,957	$151,683,052

+ Including securities loaned at value	$45,041,735	$38,779,302	$32,649,374
* Cost of investments in securities	$249,464,465	$245,692,013	$129,384,702
** Cost of short-term investments	$24,733,808	$12,457,940	$14,674,045

Class I:
Net assets	$289,673,481	$287,566,233	$151,564,982
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	20,181,322	18,576,927	11,424,098
Net asset value and redemption price per share	$14.35	$15.48	$13.27

Class S:
Net assets	$361,568	$28,724	$118,070
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	25,220	1,858	8,909
Net asset value and redemption price per share	$14.34	$15.46	$13.25

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX YEAR ENDED DECEMBER 31, 2005

	ING VP Index Plus LargeCap Portfolio	ING VP Index Plus MidCap Portfolio	ING VP Index Plus SmallCap Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$30,272,231	$12,480,260	$5,924,488
Interest	587,492	290,948	250,145
Securities lending income	100,164	72,868	224,178
Total investment income	30,959,887	12,844,076	6,398,811

EXPENSES:
Investment management fees	6,164,505	3,777,373	2,203,160
Distribution and service fees	842,981	510,882	551,234
Transfer agent fees	462	901	365
Administrative service fees	968,680	519,372	302,925
Shareholder reporting expense	156,955	71,431	37,195
Registration fees	21,987	10,766	5,565
Professional fees	119,491	74,140	40,077
Custody and accounting expense	197,475	102,995	78,750
Director’s fees	137,705	59,321	29,946
Insurance expense	5,347	2,447	1,084
Miscellaneous expense	89,415	40,001	17,901
Total expenses	8,705,003	5,169,629	3,268,202
Net investment income	22,254,884	7,674,447	3,130,609

REALIZED AND UNREALIZED GAIN (LOSS) ON ON INVESTMENTS AND FUTURES
Net realized gain on:
Investments	132,837,706	88,473,082	44,380,246
Futures	246,559	20,393	—
Net realized gain on investments and futures	133,084,265	88,493,475	44,380,246
Net change in unrealized appreciation or depreciation on:
Investments	(50,737,505)	9,437,769	(2,412,384)
Futures	(92,996)	(25,041)	—
Net change in unrealized appreciation or depreciation on investments and futures	(50,830,501)	9,412,728	(2,412,384)
Net realized and unrealized gain on investments and futures	82,253,764	97,906,203	41,967,862
Increase in net assets resulting from operations	$104,508,648	$105,580,650	$45,098,471

*Foreign taxes withheld	$—	$—	$4,280

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING VP Strategic Allocation Balanced Portfolio	ING VP Strategic Allocation Growth Portfolio	ING VP Strategic Allocation Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,336,952	$4,144,118	$1,226,863
Interest	3,910,151	1,721,782	3,559,759
Securities lending income	105,627	48,699	85,202
Total investment income	7,352,730	5,914,599	4,871,824

EXPENSES:
Investment management fees	1,701,116	1,642,269	918,506
Distribution and service fees	258	18	42
Transfer agent fees	560	519	167
Administrative service fees	155,930	150,536	84,194
Shareholder reporting expense	91,106	78,000	61,421
Registration fees	2,858	2,586	1,362
Professional fees	21,248	19,846	9,208
Custody and accounting expense	73,730	75,310	52,580
Director’s fees	27,008	14,136	9,697
Insurance expense	876	844	506
Miscellaneous expense	15,801	14,449	11,112
Total expenses	2,090,491	1,998,513	1,148,795
Net waived and reimbursed fees	(102,846)	—	(152,215)
Net expenses	1,987,645	1,998,513	996,580
Net investment income	5,365,085	3,916,086	3,875,244
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	12,501,607	16,287,123	5,706,669
Foreign currency related transactions	(17,094)	(15,700)	(483)
Futures	129,890	62,251	318,351
Net realized gain on investments, foreign currency related transactions and futures	12,614,403	16,333,674	6,024,537
Net change in unrealized appreciation or depreciation on:
Investments	(4,539,485)	(3,391,241)	(4,200,002)
Foreign currency related transactions	(2,308)	(5,777)	(1,082)
Futures	15,035	(10,908)	61,376
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(4,526,758)	(3,407,926)	(4,139,708)
Net realized and unrealized gain on investments, foreign currency related transactions and futures	8,087,645	12,925,748	1,884,829
Increase in net assets resulting from operations	$13,452,730	$16,841,834	$5,760,073

* Foreign taxes withheld	$52,465	$92,886	$20,321

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Index Plus LargeCap Portfolio		ING VP Index Plus MidCap Portfolio
	Year ended December 31, 2005	Year Ended December 31, 2004	Year ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$22,254,884	$23,455,428	$7,674,447	$4,299,094
Net realized gain on investments and futures	133,084,265	121,117,187	88,493,475	69,894,427
Net change in unrealized appreciation or depreciation on investments and futures	(50,830,501)	10,595,631	9,412,728	29,913,921
Net increase in net assets resulting from operations	104,508,648	155,168,246	105,580,650	104,107,442

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(18,365,964)	(14,620,495)	(3,361,948)	(2,309,221)
Class S	(4,990,903)	(956,759)	(773,217)	(201,138)
Net realized gains:
Class I	—	—	(51,641,723)	—
Class S	—	—	(14,146,533)	—
Total distributions	(23,356,867)	(15,577,254)	(69,923,421)	(2,510,359)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	487,133,637	191,210,173	293,235,680	282,702,113
Dividends reinvested	23,356,867	15,577,254	69,923,421	2,510,359
	510,490,504	206,787,427	363,159,101	285,212,472
Cost of shares redeemed	(285,443,027)	(155,103,522)	(76,581,417)	(56,961,651)
Net increase in net assets resulting from capital share transactions	225,047,477	51,683,905	286,577,684	228,250,821
Net increase in net assets	306,199,258	191,274,897	322,234,913	329,847,904

NET ASSETS:
Beginning of year	1,640,073,352	1,448,798,455	801,021,486	471,173,582
End of year	$1,946,272,610	$1,640,073,352	$1,123,256,399	$801,021,486
Undistributed net investment income at end of year	$22,117,371	$23,376,687	$7,256,615	$4,183,244

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Index Plus SmallCap Portfolio		ING VP Strategic Allocation Balanced Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$3,130,609	$1,604,197	$5,365,085	$4,209,887
Net realized gain on investments, foreign currency related transactions and futures	44,380,246	28,787,822	12,614,403	14,679,073
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(2,412,384)	28,521,333	(4,526,758)	5,481,991
Net increase in net assets resulting from operations	45,098,471	58,913,352	13,452,730	24,370,951

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,005,229)	(344,735)	(4,230,268)	(2,985,052)
Class S	(617,095)	(35,479)	(1,684)	—
Net realized gains:
Class I	(16,794,162)	(1,191,454)	—	—
Class S	(12,347,644)	(185,150)	—	—
Total distributions	(30,764,130)	(1,756,818)	(4,231,952)	(2,985,052)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	307,363,456	185,074,686	39,779,060	54,922,497
Dividends reinvested	30,764,130	1,756,818	4,231,952	2,985,052
	338,857,924	186,831,504	44,011,012	57,907,549
Cost of shares redeemed	(54,582,141)	(15,108,969)	(31,488,536)	(19,838,875)
Net increase in net assets resulting from capital share transactions	283,545,445	171,722,535	12,522,476	38,068,674
Net increase in net assets	297,879,786	228,879,069	21,743,254	59,454,573

NET ASSETS:
Beginning of year	413,333,246	184,454,177	268,291,795	208,837,222
End of year	$711,213,032	$413,333,246	$290,035,049	$268,291,795
Undistributed net investment income at end of year	$2,868,688	$1,572,119	$5,454,318	$4,244,044

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Strategic Allocation Growth Portfolio		ING VP Strategic Allocation Income Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$3,916,086	$3,394,460	$3,875,244	$3,065,545
Net realized gain on investments, foreign currency related transactions and futures	16,333,674	18,661,170	6,024,537	6,969,341
Net change in unrealized appreciation or depreciation investments, foreign currency related transactions and futures	(3,407,926)	5,775,066	(4,139,708)	1,162,931
Net increase in net assets resulting from operations	16,841,834	27,830,696	5,760,073	11,197,817

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(3,375,749)	(2,501,616)	(3,088,074)	(2,661,534)
Total distributions	(3,375,749)	(2,501,616)	(3,088,074)	(2,661,534)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	38,357,026	32,322,543	22,558,625	30,670,847
Dividends reinvested	3,375,749	2,501,616	3,088,074	2,661,534
	41,732,775	34,824,159	25,646,699	33,332,381
Cost of shares redeemed	(31,098,364)	(15,918,306)	(28,124,159)	(26,008,253)
Net increase (decrease) in net assets resulting from capital share transactions	10,634,411	18,905,853	(2,477,460)	7,324,128
Net increase in net assets	24,100,496	44,234,933	194,539	15,860,411

NET ASSETS:
Beginning of year	263,494,461	219,259,528	151,488,513	135,628,102
End of year	$287,594,957	$263,494,461	$151,683,052	$151,488,513
Undistributed net investment income at end of year	$4,042,457	$3,371,539	$3,938,007	$3,103,317

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS LARGECAP PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class I
		Year Ended December 31,
		2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year		$14.82	13.54	10.85	13.86	16.73
Income (loss) from investment operations:
Net investment income		$0.19 *	0.22	0.14	0.14	0.15
Net realized and unrealized gain (loss) on investments		$0.60	1.20	2.68	(3.12)	(2.40)
Total from investment operations		$0.79	1.42	2.82	(2.98)	(2.25)
Less distributions from:
Net investment income		$0.19	0.14	0.13	0.03	0.13
Net realized gain on investments		$—	—	—	—	0.49
Total distributions		$0.19	0.14	0.13	0.03	0.62
Net asset value, end of year		$15.42	14.82	13.54	10.85	13.86
Total Return(1)%		5.38	10.58	26.14	(21.53)	(13.62)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$1,389,139	1,511,946	1,389,298	943,520	1,165,893
Ratios to average net assets:
Expenses	%	0.45	0.44	0.43	0.45	0.45
Net investment income	%	1.30	1.55	1.33	1.18	1.05
Portfolio turnover rate	%	89	70	88	139	125

	Class S
							July 16,
							2001(2) to
	Year Ended December 31,						December 31,
	2005		2004		2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$14.73		13.49		10.83	13.86	14.80
Income (loss) from investment operations:
Net investment income	$0.16	*	0.19	*	0.15	0.12	— *
Net realized and unrealized gain (loss) on investments	$0.59		1.18		2.63	(3.13)	(0.83)
Total from investment operations	$0.75		1.37		2.78	(3.01)	(0.83)
Less distributions from:
Net investment income	$0.18		0.13		0.12	0.02	0.11
Total distributions	$0.18		0.13		0.12	0.02	0.11
Net asset value, end of period	$15.30		14.73		13.49	10.83	13.86
Total Return(1)%	5.15		10.26		25.84	(21.74)	(5.56)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$557,134		128,127		59,500	4,597	821
Ratios to average net assets:
Expenses(2)%	0.70		0.69		0.68	0.71	0.69
Net investment income(2)%	1.10		1.39		1.11	0.93	0.80
Portfolio turnover rate %	89		70		88	139	125

(1)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)     Annualized for periods less than one year.

(3)     Commencement of operations.

*      Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING VP INDEX PLUS MIDCAP PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class I
		Year Ended December 31,
		2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year		$18.16		15.64	11.86	13.54	14.67
Income (loss) from investment operations:
Net investment income		$0.16	*	0.09	0.09	0.04	0.07
Net realized and unrealized gain (loss) on investments		$1.77		2.50	3.75	(1.67)	(0.26)
Total from investment operations		$1.93		2.59	3.84	(1.63)	(0.19)
Less distributions from:
Net investment income		$0.09		0.07	0.06	0.05	0.03
Net realized gain on investments		$1.31		—	—	—	0.91
Total distributions		$1.40		0.07	0.06	0.05	0.94
Net asset value, end of year		$18.69		18.16	15.64	11.86	13.54
Total Return(1)%		11.14		16.59	32.45	(12.09)	(1.32)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$844,703		678,869	451,213	251,674	161,663
Ratios to average net assets:
Expenses	%	0.49		0.49	0.50	0.53	0.55
Net investment income(2)%		0.87		0.73	0.78	0.61	0.77
Portfolio turnover rate	%	100		108	113	139	189

	Class S
							July 16,
							2001(3) to
	Year Ended December 31,						December 31,
	2005		2004		2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$18.05		15.57		11.83	13.52	13.58
Income (loss) from investment operations:
Net investment income	$0.11	*	0.07	*	0.04	0.01	—
Net realized and unrealized gain (loss) on investments	$1.75		2.47		3.74	(1.66)	(0.06)
Total from investment operations	$1.86		2.54		3.78	(1.65)	(0.06)
Less distributions from:
Net investment income	$0.07		0.06		0.04	0.04	—
Net realized gain on investments	$1.31		—		—	—	—
Total distributions	$1.38		0.06		0.04	0.04	—
Net asset value, end of period	$18.53		18.05		15.57	11.83	13.52
Total Return(1)%	10.84		16.35		32.06	(12.26)	(0.44)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$278,554		122,153		19,960	5,917	830
Ratios to average net assets:
Expenses(2)%	0.74		0.74		0.75	0.78	0.80
Net investment income(2)%	0.62		0.45		0.54	0.37	0.51
Portfolio turnover rate %	100		108		113	139	189

(1)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)     Annualized for periods less than one year.

(3)     Commencement of operations.

*      Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS SMALLCAP PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class I
		Year Ended December 31,
		2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year		$16.39		13.52	9.95	11.60	11.97
Income (loss) from investment operations:
Net investment income		$0.11	**	0.07	0.03	0.01	0.02
Net realized and unrealized gain (loss) on investments		$1.09		2.90	3.56	(1.53)	0.25
Total from investment operations		$1.20		2.97	3.59	(1.52)	0.27
Less distributions from:
Net investment income		$0.05		0.02	0.02	0.01	0.02
Net realized gain on investments		$0.86		0.08	—	0.12	0.62
Total distributions		$0.91		0.10	0.02	0.13	0.64
Net asset value, end of year		$16.68		16.39	13.52	9.95	11.60
Total Return(1)%		7.62		22.07	36.15	(13.21)	2.41

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$378,121		303,041	168,035	86,494	46,547
Ratios to average net assets:	%
Net expenses after expense reimbursement(2)%		0.49		0.49	0.56	0.58	0.60
Gross expenses prior to expense reimbursement	%	0.49		0.49	0.56	0.63	0.71
Net investment income after expense reimbursement(2)%		0.66		0.64	0.37	0.30	0.35
Portfolio turnover rate	%	71		94	120	134	134

	Class S
							July 16,
							2001(4) to
	Year Ended December 31,						December 31,
	2005		2004		2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.28		13.46		9.92	11.58	11.40
Income (loss) from investment operations:
Net investment income (loss)	$0.07	**	0.06	**	0.01	0.00 *	—
Net realized and unrealized gain (loss) on investments	$1.08		2.86		3.54	(1.53)	0.18
Total from investment operations	$1.15		2.92		3.55	(1.53)	0.18
Less distributions from:
Net investment income	$0.04		0.02		0.01	0.01	—
Net realized gain on investments	$0.86		0.08		—	0.12	—
Total distributions	$0.90		0.10		0.01	0.13	—
Net asset value, end of period	$16.53		16.28		13.46	9.92	11.58
Total Return(1)%	7.36		21.74		35.83	(13.39)	1.58

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$333,092		110,292		16,419	4,014	690
Ratios to average net assets: %
Net expenses after expense reimbursement(2)(3)%	0.74		0.74		0.80	0.84	0.85
Gross expenses prior to expense reimbursement(3)%	0.74		0.74		0.80	0.88	0.96
Net investment income after expense reimbursement(2)(3)%	0.43		0.45		0.13	0.05	0.10
Portfolio turnover rate %	71		94		120	134	134

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)	Annualized for periods less than one year.
(4)	Commencement of operations.
*	Amount represents less than $0.00 per share.
**	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING VP STRATEGIC ALLOCATION BALANCED PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year	$13.91		12.78	10.86	12.31	13.58
Income (loss) from investment operations:
Net investment income	$0.26	*	0.20	0.18	0.20	0.29
Net realized and unrealized gain (loss) on investments	$0.39		1.09	1.92	(1.36)	(1.23)
Total from investment operations	$0.65		1.29	2.10	(1.16)	(0.94)
Less distributions from:
Net investment income	$0.21		0.16	0.18	0.29	0.33
Total distributions	$0.21		0.16	0.18	0.29	0.33
Net asset value, end of year	$14.35		13.91	12.78	10.86	12.31
Total Return(1)%	4.70		10.23	19.47	(9.54)	(6.99)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$289,673		268,292	208,837	158,169	181,296
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.70		0.70	0.70	0.70	0.70
Gross expenses prior to expense reimbursement %	0.74		0.70	0.74	0.77	0.74
Net investment income after expense reimbursement(2)%	1.89		1.77	1.75	1.71	2.39
Portfolio turnover rate %	301		262	278	267	195

Class S
June 7, 2005(4) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$14.02
Income (loss) from investment operations:
Net investment income	$0.17 *
Net realized and unrealized gain on investments	$0.36
Total from investment operations	$0.53
Less distributions from:
Net investment income	$0.21
Total distributions	$0.21
Net asset value, end of period	$14.34
Total Return(1)%	3.81

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$362
Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	0.95
Gross expenses prior to expense reimbursement(3)%	0.99
Net investment income after expense reimbursement(2)(3)%	1.80
Portfolio turnover rate %	301

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.
(2)

The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)	Annualized for periods less than one year.
(4)	Commencement of operations.
*	Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

ING VP STRATEGIC ALLOCATION GROWTH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year	$14.76	13.32	10.81	12.75	14.65
Income (loss) from investment operations:
Net investment income	$0.22	0.18	0.15	0.13	0.20
Net realized and unrealized gain (loss) on investments	$0.68	1.41	2.47	(1.87)	(1.88)
Total from investment operations	$0.90	1.59	2.62	(1.74)	(1.68)
Less distributions from:
Net investment income	$0.18	0.15	0.11	0.20	0.22
Total distributions	$0.18	0.15	0.11	0.20	0.22
Net asset value, end of year	$15.48	14.76	13.32	10.81	12.75
Total Return(1)%	6.20	12.01	24.34	(13.76)	(11.54)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$287,566	263,494	219,260	165,733	197,038
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)%	0.73	0.70	0.75	0.75	0.74
Gross expenses prior to expense reimbursement/recoupment %	0.73	0.70	0.74	0.77	0.74
Net investment income after expense reimbursement(2)%	1.43	1.46	1.32	1.14	1.58
Portfolio turnover rate %	232	205	232	271	247

Class S
August 5, 2005(4) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$14.98
Income (loss) from investment operations:
Net investment loss	$0.06
Net realized and unrealized gain on investments	$0.42
Total from investment operations	$0.48
Net asset value, end of period	$15.46
Total Return(1)%	3.20

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$29
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	0.98
Gross expenses prior to expense reimbursement/recoupment(3)%	0.98
Net investment income after expense reimbursement(2)%	1.27
Portfolio turnover rate %	232

(1)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)     The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)     Annualized for periods less than one year.

(4)     Commencement of operations.

See Accompanying Notes to Financial Statements.

ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year	$13.04	12.31	11.09	11.99	12.84
Income (loss) from investment operations:
Net investment income	$0.34	0.25	0.25	0.27	0.38
Net realized and unrealized gain (loss) on investments	$0.15	0.72	1.25	(0.78)	(0.68)
Total from investment operations	$0.49	0.97	1.50	(0.51)	(0.30)
Less distributions from:
Net investment income	$0.26	0.24	0.28	0.39	0.46
Net realized gain on investments	$—	—	—	—	0.09
Total distributions	$0.26	0.24	0.28	0.39	0.55
Net asset value, end of year	$13.27	13.04	12.31	11.09	11.99
Total Return(1)%	3.83	7.99	13.65	(4.34)	(2.37)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$151,565	151,489	135,628	120,615	129,998
Ratios to average net assets:
Net expenses after expense reimbursement(2)%	0.65	0.65	0.65	0.65	0.65
Gross expenses prior to expense reimbursement %	0.75	0.70	0.74	0.77	0.76
Net investment income after expense reimbursement(2)%	2.53	2.16	2.18	2.36	3.30
Portfolio turnover rate %	364	317	332	248	155

Class S
August 5, 2005(4) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$13.06
Income (loss) from investment operations:
Net investment income	$0.06
Net realized and unrealized loss on investments	$0.13
Total from investment operations	$0.19
Net asset value, end of period	$13.25
Total Return(1)%	1.45

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$118
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	0.90
Gross expenses prior to expense reimbursement/recoupment(3)%	1.00
Net investment income after expense reimbursement(2)%	2.68
Portfolio turnover rate %	364

(1)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)     The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(3)     Annualized for periods less than one year.

(4)     Commencement of operations.

See Accompanying Notes to Financial Statements.

NOTE TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Variable Portfolios, Inc. and the ING Strategic Allocation Portfolios, Inc. are each registered under the Investment Company Act of 1940 as an open-end management investment company.

The ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996. There are eight separate investment portfolios that comprise the ING Variable Portfolios, Inc. The three portfolios (each a “Portfolio”, collectively the “Portfolios”) that are in this report are: ING VP Index Plus LargeCap Portfolio (“VP Index Plus LargeCap”), ING VP Index Plus MidCap Portfolio (“VP Index Plus MidCap”) and ING VP Index Plus SmallCap Portfolio (“VP Index Plus SmallCap”).

The ING Strategic Allocation Portfolios, Inc. is a company incorporated under the laws of Maryland on October 14, 1994. There are three separate investment portfolios (each a “Portfolio”, collectively the “Portfolios”) that comprise the ING Strategic Allocation Portfolios: ING VP Strategic Allocation Balanced Portfolio (“VP Strategic Allocation Balanced”), ING VP Strategic Allocation Growth Portfolio (“VP Strategic Allocation Growth”) and ING VP Strategic Allocation Income Portfolio (“VP Strategic Allocation Income”).

Each Portfolio offers Class I and Class S shares. The two classes differ principally in the applicable shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including shareholder servicing fees.

Shares of the Portfolios may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans outside the Variable Contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

ING Investments, LLC (“ING Investments” or the “Investment Manager”), an Arizona limited liability company, serves as the Investment Manager to the Portfolios. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the Sub-Adviser to the Portfolios. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Portfolios. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.            Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board.

NOTE TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of the Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV. Investments in securities maturing in 60 days or less at the date of valuation are valued at amortized cost, which, when combined with accrued interest approximates market value.

B.    Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.    Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)   Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)   Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

NOTE TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.    Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.     Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.     Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized

NOTE TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.    Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

H.    Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.      Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.     Illiquid and Restricted Securities. VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus SmallCap each may not invest more than 10% of its net assets in illiquid securities. VP Strategic Allocation Balanced, VP Strategic Allocation Growth and VP Strategic Allocation Income each may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each Portfolio may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.    Delayed Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to segregate liquid assets sufficient to cover the purchase price.

L.     Mortgage Dollar Roll Transactions. In connection with a Portfolio’s ability to purchase or sell securities on a when-issued basis, VP Strategic Allocation Balanced, VP Strategic Allocation Growth and VP Strategic Allocation Income Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued

NOTE TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

M.   Swap Contracts. Each Portfolio may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
VP Index Plus LargeCap	$1,768,355,636	$1,556,252,300
VP Index Plus MidCap	1,165,809,408	940,587,814
VP Index Plus SmallCap	640,834,451	388,139,085
VP Strategic Allocation Balanced	389,386,906	396,701,974
VP Strategic Allocation Growth	421,733,935	423,670,504
VP Strategic Allocation Income	152,800,656	172,334,385

U.S. Government securities not included above were as follows:

	Purchases	Sales
VP Strategic Allocation Balanced	$392,469,995	$377,193,132
VP Strategic Allocation Growth	195,131,775	178,203,033
VP Strategic Allocation Income	324,378,049	317,601,241

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into Investment Management Agreements with the Investment Manager. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

VP Index Plus LargeCap	0.35%
VP Index Plus MidCap	0.40%
VP Index Plus SmallCap	0.40%
VP Strategic Allocation Balanced	0.60%
VP Strategic Allocation Growth	0.60%
VP Strategic Allocation Income	0.60%

The Investment Manager entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

Pursuant to the Administration Agreements ING Funds Services, LLC (“IFS”), an indirect wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

NOTE 5 — DISTRIBUTION FEES

Each Class S share of the Portfolios has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Portfolios for expenses incurred in the distribution of the Portfolio’s Class S shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolio’s S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S of the Portfolios pays the Distributor a Distribution Fee at a rate of 0.25% based on average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2005, the Portfolios had the following amounts recorded in payable to affiliates on

NOTE TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Reimburse- ment/ Recoupment Payable	Total
VP Index Plus LargeCap	$582,585	$91,547	$117,334	—	$791,466
VP Index Plus MidCap	378,445	52,035	58,195	—	488,675
VP Index Plus SmallCap	241,913	33,262	70,294	—	345,469
VP Strategic Allocation Balanced	149,395	13,694	73	5,726	168,888
VP Strategic Allocation Growth	147,754	13,544	6	—	161,304
VP Strategic Allocation Income	78,099	7,159	25	—	85,283

At December 31, 2005, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance & Annuity Co — VP Index Plus LargeCap (68.60%); VP Index Plus MidCap (70.68%); VP Index Plus SmallCap (48.61%); VP Strategic Allocation Balanced (96.20%); VP Strategic Allocation Growth (95.07%); and VP Strategic Allocation Income (97.20%);

ING Lifestyle Aggressive Growth Portfolio — VP Index Plus SmallCap (5.60%);

ING Lifestyle Growth Portfolio — VP Index Plus LargeCap (7.04%); ING VP Index Plus SmallCap (11.42%);

ING Lifestyle Moderate Growth Portfolio — VP Index Plus LargeCap (6.36%); ING VP Index Plus SmallCap (6.88%); and

ING USA Annuity and Life Insurance — VP Index Plus LargeCap (8.99%); VP Index Plus MidCap (15.96%), and VP Index Plus SmallCap (20.57%).

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into written Expense Limitation Agreements with each of the Portfolios whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class I	Class S
VP Index Plus LargeCap	0.55%	0.80%
VP Index Plus MidCap	0.60%	0.85%
VP Index Plus SmallCap	0.60%	0.85%
VP Strategic Allocation Balanced	0.70%	0.95%
VP Strategic Allocation Growth	0.75%	1.00%
VP Strategic Allocation Income	0.65%	0.90%

The Investment Manager may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2005, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	December 31,
	2006	2007	2008	Total
VP Strategic Allocation Balanced	$ 68,373	$ —	$102,846	$171,219
VP Strategic Allocation Income	116,429	69,974	152,215	338,618

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Portfolios included in this report, in addition to certain other Portfolios managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. VP Strategic Allocation Balanced Portfolio utilized the line of credit for two days during the year ended December 31, 2005, with an approximate average daily balance of 1,235,000 for those days and as approximate weighted average interest rate of 3.99%. Interest expense is included in miscellaneous expense on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class I Shares		Class S Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
VP Index Plus LargeCap (Number of Shares)
Shares sold	3,590,508	8,889,677	29,741,139	5,001,173
Dividends reinvested	1,253,649	1,068,765	343,017	70,247
Shares redeemed	(16,787,302)	(7,643,602)	(2,371,711)	(787,541)
Shares redeemed in-kind	—	(2,913,370)	—	—
Net increase (decrease) in shares outstanding	(11,943,145)	(598,530)	27,712,445	4,283,879
VP Index Plus LargeCap ($)
Shares sold	$53,622,071	$122,481,161	$433,511,566	$68,729,012
Dividends reinvested	18,365,964	14,620,495	4,990,903	956,759
Shares redeemed	(250,210,644)	(105,248,123)	(35,232,383)	(10,524,903)
Shares redeemed in-kind	—	(39,330,496)	—	—
Net increase (decrease)	$(178,222,609)	$(7,476,963)	$403,270,086	$59,160,868

	Class I Shares		Class S Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
VP Index Plus MidCap (Number of Shares)
Shares sold	6,394,060	9,619,199	9,895,517	7,750,137
Dividends reinvested	3,143,066	140,464	858,938	12,294
Shares redeemed	(1,712,781)	(1,236,358)	(2,488,298)	(2,276,603)
Net increase in shares outstanding	7,824,345	8,523,305	8,266,157	5,485,828
VP Index Plus MidCap ($)
Shares sold	$115,852,699	$157,026,093	$177,382,980	$125,676,020
Dividends reinvested	55,003,671	2,309,221	14,919,751	201,138
Shares redeemed	(30,993,911)	(19,918,167)	(45,587,506)	(37,043,484)
Net increase	$139,862,459	$139,417,147	$146,715,225	$88,833,674

	Class I Shares		Class S Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
VP Index Plus SmallCap (Number of Shares)
Shares sold	4,648,726	6,523,878	14,354,375	6,055,432
Dividends reinvested	1,121,575	105,653	823,681	15,258
Shares redeemed	(1,588,865)	(568,096)	(1,797,724)	(516,330)
Net increase in shares outstanding	4,181,436	6,061,435	13,380,332	5,554,360
VP Index Plus SmallCap ($)
Shares sold	$75,728,185	$95,485,625	$231,635,271	$89,589,061
Dividends reinvested	17,799,391	1,536,189	12,964,739	220,629
Shares redeemed	(25,657,658)	(8,064,552)	(28,924,483)	(7,044,417)
Net increase	$67,869,918	$88,957,262	$215,675,527	$82,765,273

	Class I Shares		Class S Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	June 7, 2005(1) to December 31, 2005
VP Strategic Allocation Balanced (Number of Shares)
Shares sold	2,832,525	4,211,659	25,739
Dividends reinvested	306,098	231,939	122
Shares redeemed	(2,238,074)	(1,498,108)	(641)
Net increase in shares outstanding	900,549	2,945,490	25,220
VP Strategic Allocation Balanced ($)
Shares sold	$39,418,403	$54,922,497	$360,657
Dividends reinvested	4,230,268	2,985,052	1,684
Shares redeemed	(31,479,642)	(19,838,875)	(8,894)
Net increase	$12,169,029	$38,068,674	$353,447

(1)  Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class I Shares		Class S Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	August 5, 2005(1) to December 31, 2005
VP Strategic Allocation Growth (Number of Shares)
Shares sold	2,575,090	2,372,286	1,863
Dividends reinvested	230,584	185,718	—
Shares redeemed	(2,084,826)	(1,166,698)	(5)
Net increase in shares outstanding	720,848	1,391,306	1,858

VP Strategic Allocation Growth ($)
Shares sold	$38,329,234	$32,322,543	$27,792
Dividends reinvested	3,375,749	2,501,616	—
Shares redeemed	(31,098,285)	(15,918,306)	(79)
Net increase	$10,606,698	$18,905,853	$27,713

	Class I Shares		Class S Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	August 5, 2005(1) to December 31, 2005
VP Strategic Allocation Income (Number of Shares)
Shares sold	1,721,918	2,441,577	8,958
Dividends reinvested	238,646	217,268	—
Shares redeemed	(2,152,919)	(2,058,477)	(49)
Net increase (decrease) in shares outstanding	(192,355)	600,368	8,909

VP Strategic Allocation Income ($)
Shares sold	$22,441,531	$30,670,847	$117,094
Dividends reinvested	3,088,074	2,661,534	—
Shares redeemed	(28,123,509)	(26,008,253)	(650)
Net increase (decrease)	$(2,593,904)	$7,324,128	$116,444

(1)  Commencement of operations

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2005, the Portfolios had securities on loan and received collateral with the following market values:

	Value of Securities Loaned	Value of Collateral
VP Index Plus LargeCap	226,202,319	233,245,000
VP Index Plus MidCap	228,364,897	236,034,000
VP Index Plus SmallCap	173,756,433	179,673,000
VP Strategic Allocation Balanced	45,041,735	46,303,000
VP Strategic Allocation Growth	38,779,302	39,924,000
VP Strategic Allocation Income	32,649,374	33,501,000

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2005:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains / (Losses)
VP Index Plus LargeCap	$8,168,897	$(157,333)	$(8,011,564)
VP Index Plus MidCap	—	(465,911)	465,911
VP Index Plus SmallCap	—	(211,716)	211,716
VP Strategic Allocation Balanced	(3,457)	77,141	(73,684)
VP Strategic Allocation Growth	(3,979)	130,581	(126,602)
VP Strategic Allocation Income	—	47,520	(47,520)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
VP Index Plus LargeCap	$23,356,867	$ —	$15,577,254	$ —
VP Index Plus MidCap	35,539,804	34,383,617	2,510,359	—
VP Index Plus SmallCap	20,247,474	10,516,656	1,133,154	623,664
VP Strategic Allocation Balanced	4,231,952	—	2,985,052	—
VP Strategic Allocation Growth	3,375,749	—	2,501,616	—
VP Strategic Allocation Income	3,088,074	—	2,661,534	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2005 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Capital Loss Carryforwards	Expiration Dates
VP Index Plus LargeCap	$22,102,186	$ —	$71,142,527	$(117,913,650)	2010
				(51,431,965)	2011
				$(169,345,615)
VP Index Plus MidCap	55,239,784	44,566,518	93,102,867	—	—
VP Index Plus SmallCap	20,350,598	26,564,264	49,415,352	—	—
VP Strategic Allocation Balanced	5,449,874	6,441,122	22,277,406	—	—
VP Strategic Allocation Growth	4,036,897	3,895,940	29,981,647	—	—
VP Strategic Allocation Income	4,637,493	4,100,042	7,409,011	—	—

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios’ Board, the following securities have been deemed to be illiquid. The VP Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus LargeCap Portfolios may invest up to 10% of its net assets, in illiquid securities. The VP Strategic Allocation Balanced, VP Strategic Allocation Growth and VP Strategic Allocation Income Portfolios limit investments in illiquid securities to 15%. Fair value for certain of securities was determined by ING Funds Valuation Committee appointed by the Portfolio’s Board of Directors/Trustees.

Portfolio	Security	Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
VP Index Plus SmallCap	MascoTech, Inc.	2,000	11/29/00	$—	$—	0.0%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004 ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
LARGECAP PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 98.8%
		Advertising: 0.2%
56,050	@,L	Interpublic Group of Cos., Inc.	$540,882
30,500	L	Omnicom Group	2,596,465
			3,137,347
		Aerospace/Defense: 2.6%
203,500		Boeing Co.	14,293,840
54,550		General Dynamics Corp.	6,221,427
2,000		Goodrich Corp.	82,200
9,550		L-3 Communications Holdings, Inc.	710,042
96,450	L	Lockheed Martin Corp.	6,137,113
57,431	L	Northrop Grumman Corp.	3,452,177
179,550		Raytheon Co.	7,208,932
48,728		Rockwell Collins, Inc.	2,264,390
170,000		United Technologies Corp.	9,504,700
			49,874,821
		Agriculture: 2.1%
363,100	L	Altria Group, Inc.	27,130,832
261,877		Archer-Daniels-Midland Co.	6,457,887
44,100		Monsanto Co.	3,419,073
23,200	L	Reynolds America, Inc.	2,211,656
28,640	L	UST, Inc.	1,169,371
			40,388,819
		Airlines: 0.2%
277,000		Southwest Airlines Co.	4,551,110
			4,551,110
		Apparel: 0.6%
145,600	@	Coach, Inc.	4,854,304
16,400	L	Jones Apparel Group, Inc.	503,808
16,550	L	Liz Claiborne, Inc.	592,821
52,300		Nike, Inc.	4,539,117
10,100		Reebok International Ltd.	588,123
24,200		VF Corp.	1,339,228
			12,417,401
		Auto Manufacturers: 0.2%
501,400	L	Ford Motor Co.	3,870,808
700	@,L	Navistar International Corp.	20,034
			3,890,842
		Auto Parts & Equipment: 0.2%
70,800	@,L	Goodyear Tire & Rubber Co.	1,230,504
30,750		Johnson Controls, Inc.	2,241,982
			3,472,486
		Banks: 5.7%
47,900	L	AmSouth Bancorp	1,255,459
701,424	L	Bank of America Corp.	32,370,718
128,550		Bank of New York	4,094,317
148,026		BB&T Corp.	6,203,770
41,600		Comerica, Inc.	2,361,216
18,900		Compass Bancshares, Inc.	912,681
14,400	L	First Horizon National Corp.	553,536
35,110	L	Huntington Bancshares, Inc.	833,862
71,900	L	Keycorp	2,367,667
16,550	L	M&T Bank Corp.	1,804,777
26,800	L	Marshall & Ilsley Corp.	1,153,472
69,100		Mellon Financial Corp.	2,366,675
99,937	L	National City Corp.	3,354,885
30,500		Northern Trust Corp.	$1,580,510
116,050		PNC Financial Services Group, Inc.	7,175,371
73,300	L	Regions Financial Corp.	2,503,928
52,850		State Street Corp.	2,930,004
59,900	L	SunTrust Banks, Inc.	4,358,324
39,494		Synovus Financial Corp.	1,066,733
301,847		US BanCorp.	9,022,207
246,586	L	Wachovia Corp.	13,034,536
134,250		Wells Fargo & Co.	8,434,927
12,050		Zions Bancorporation	910,498
			110,650,073
		Beverages: 3.1%
123,600	L	Anheuser-Busch Cos., Inc.	5,309,856
15,600	L	Brown-Forman Corp.	1,081,392
607,450		Coca-Cola Co.	24,486,309
53,350		Coca-Cola Enterprises, Inc.	1,022,719
3,100	@,L	Constellation Brands, Inc.	81,313
35,850	L	Pepsi Bottling Group, Inc.	1,025,668
475,300		PepsiCo, Inc.	28,080,724
			61,087,981
		Biotechnology: 1.0%
196,240	@	Amgen, Inc.	15,475,486
5,400	@,L	Biogen Idec, Inc.	244,782
41,650	@	Genzyme Corp.	2,947,987
8,300	@,L	Millipore Corp.	548,132
			19,216,387
		Building Materials: 0.2%
32,050		American Standard Cos, Inc.	1,280,397
69,822		Masco Corp.	2,107,926
16,850		Vulcan Materials Co.	1,141,587
			4,529,910
		Chemicals: 1.4%
18,050		Air Products & Chemicals, Inc.	1,068,379
154,850		Dow Chemical Co.	6,785,527
12,550	L	Eastman Chemical Co.	647,454
35,700	L	Ecolab, Inc.	1,294,839
147,550	L	EI Du Pont de Nemours & Co.	6,270,875
18,050		Engelhard Corp.	544,207
1,100	@,L	Hercules, Inc.	12,430
9,500		International Flavors & Fragrances, Inc.	318,250
68,250		PPG Industries, Inc.	3,951,675
49,700		Praxair, Inc.	2,632,112
32,400		Rohm & Haas Co.	1,568,808
18,450		Sherwin-Williams Co.	837,999
9,900	L	Sigma-Aldrich Corp.	626,571
			26,559,126
		Commercial Services: 1.0%
23,200	@,L	Apollo Group, Inc.	1,402,672
182,974		Cendant Corp.	3,156,301
800	@	Convergys Corp.	12,680
55,737		Equifax, Inc.	2,119,121
57,400	L	H&R Block, Inc.	1,409,170
114,750		McKesson Corp.	5,919,952
19,400	L	Moody’s Corp.	1,191,548
59,450		Paychex, Inc.	2,266,234
29,650		Robert Half International, Inc.	1,123,438
32,750		RR Donnelley & Sons Co.	1,120,377
			19,721,493

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
LARGECAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Computers: 4.9%
20,200	@,L	Affiliated Computer Services, Inc.	$1,195,436
263,200	@	Apple Computer, Inc.	18,921,448
14,650	@,L	Computer Sciences Corp.	741,876
528,600	@	Dell, Inc.	15,852,714
7,950	L	Electronic Data Systems Corp.	191,118
658,750	@	EMC Corp.	8,972,175
816,068		Hewlett-Packard Co.	23,364,027
268,450		International Business Machines Corp.	22,066,590
9,450	@	Lexmark International, Inc.	423,644
30,900	@	NCR Corp.	1,048,746
55,600	@,L	Network Appliance, Inc.	1,501,200
65,377	@	Unisys Corp.	381,148
			94,660,122
		Cosmetics/Personal Care: 2.2%
13,650		Alberto-Culver Co.	624,488
140,150		Colgate-Palmolive Co.	7,687,228
585,392	L	Procter & Gamble Co.	33,882,489
			42,194,205
		Distribution/Wholesale: 0.2%
46,650		Genuine Parts Co.	2,048,868
12,050		WW Grainger, Inc.	856,755
			2,905,623
		Diversified Financial Services: 8.4%
201,300		American Express Co.	10,358,898
45,080	L	Ameriprise Financial, Inc.	1,848,280
19,700		Bear Stearns Cos, Inc.	2,275,941
23,800		Capital One Financial Corp.	2,056,320
182,650		Charles Schwab Corp.	2,679,476
35,300		CIT Group, Inc.	1,827,834
803,200		Citigroup, Inc.	38,979,296
9,400		Countrywide Financial Corp.	321,386
56,000	@	E*Trade Financial Corp.	1,168,160
159,800		Fannie Mae	7,799,838
13,150	L	Federated Investors, Inc.	487,076
26,550		Franklin Resources, Inc.	2,495,966
151,950		Goldman Sachs Group, Inc.	19,405,535
556,700		JPMorgan Chase & Co.	22,095,423
110,350		Lehman Brothers Holdings, Inc.	14,143,560
192,500		MBNA Corp.	5,226,375
223,350	L	Merrill Lynch & Co., Inc.	15,127,496
189,600		Morgan Stanley	10,757,904
67,750	L	SLM Corp.	3,732,348
18,700		T. Rowe Price Group, Inc.	1,346,961
			164,134,073
		Electric: 2.5%
94,650	@,L	AES Corp.	1,498,310
44,500	@,L	Allegheny Energy, Inc.	1,408,425
3,550	L	Ameren Corp.	181,902
58,700	L	American Electric Power Co., Inc.	2,177,183
40,000	L	CenterPoint Energy Resources Corp.	514,000
63,400	@,L	CMS Energy Corp.	919,934
32,900	L	Consolidated Edison, Inc.	1,524,257
33,399		Constellation Energy Group, Inc.	1,923,782
29,400	L	Dominion Resources, Inc.	2,269,680
27,100		DTE Energy Co.	1,170,449
168,200	L	Duke Energy Corp.	4,617,090
95,550		Edison International	$4,166,936
47,950	L	FirstEnergy Corp.	2,349,071
63,400		FPL Group, Inc.	2,634,904
4,650	L	NiSource, Inc.	96,999
58,350		Pacific Gas & Electric Co.	2,165,952
16,800	L	Pinnacle West Capital Corp.	694,680
53,700		PPL Corp.	1,578,780
21,700		Progress Energy, Inc.	953,064
21,350	L	Public Service Enterprise Group, Inc.	1,387,110
126,100	L	Southern Co.	4,354,233
33,900	L	TECO Energy, Inc.	582,402
202,600	L	TXU Corp.	10,168,494
12,200		Xcel Energy, Inc.	225,212
			49,562,849
		Electrical Components & Equipment: 0.4%
111,429		Emerson Electric Co.	8,323,746
			8,323,746
		Electronics: 0.5%
158,450	@	Agilent Technologies, Inc.	5,274,801
28,700	L	Applera Corp. - Applied Biosystems Group	762,272
23,350	@	Jabil Circuit, Inc.	866,052
27,000		PerkinElmer, Inc.	636,120
381,950	@,L	Solectron Corp.	1,397,937
23,250	@	Thermo Electron Corp.	700,523
18,750	@	Waters Corp.	708,750
			10,346,455
		Engineering & Construction: 0.1%
13,800	L	Fluor Corp.	1,066,188
			1,066,188
		Entertainment: 0.1%
53,600		International Game Technology	1,649,808
			1,649,808
		Environmental Control: 0.1%
85,450		Waste Management, Inc.	2,593,408
			2,593,408
		Food: 1.2%
58,500		Albertson’s, Inc.	1,248,975
14,700		Campbell Soup Co.	437,619
41,150	L	ConAgra Foods, Inc.	834,522
140,950		General Mills, Inc.	6,951,654
2,900	L	Hershey Foods Corp.	160,225
59,500		HJ Heinz Co.	2,006,340
44,750		Kellogg Co.	1,934,095
109,450	@	Kroger Co.	2,066,416
18,050		McCormick & Co., Inc.	558,106
65,350		Safeway, Inc.	1,546,181
120,538	L	Sara Lee Corp.	2,278,168
52,850		Supervalu, Inc.	1,716,568
31,407		WM Wrigley Jr. Co.	2,088,251
			23,827,120
		Forest Products & Paper: 0.4%
40,300		International Paper Co.	1,354,483
18,800	L	Louisiana-Pacific Corp.	516,436
29,700		MeadWestvaco Corp.	832,491

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
LARGECAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Forest Products & Paper (continued)
29,200	L	Plum Creek Timber Co., Inc.	$1,052,660
26,100		Temple-Inland, Inc.	1,170,585
40,300	L	Weyerhaeuser Co.	2,673,502
			7,600,157
		Gas: 0.2%
69,200		Sempra Energy	3,102,928
			3,102,928
		Hand/Machine Tools: 0.1%
21,350	L	Black & Decker Corp.	1,856,596
5,000		Snap-On, Inc.	187,800
10,750		Stanley Works	516,430
			2,560,826
		Healthcare-Products: 2.9%
6,700	L	Bausch & Lomb, Inc.	454,930
93,600		Baxter International, Inc.	3,524,040
43,750		Becton Dickinson & Co.	2,628,500
114,850	@	Boston Scientific Corp.	2,812,677
13,900		CR Bard, Inc.	916,288
54,000		Guidant Corp.	3,496,500
478,150		Johnson & Johnson	28,736,815
192,600		Medtronic, Inc.	11,087,982
49,550		St. Jude Medical, Inc.	2,487,410
23,000		Stryker Corp.	1,021,890
			57,167,032
		Healthcare-Services: 2.6%
115,500		Aetna, Inc.	10,892,805
43,850	@	Coventry Health Care, Inc.	2,497,696
65,350	@	Humana, Inc.	3,550,466
2,200	@	Laboratory Corp. of America Holdings	118,470
13,700		Quest Diagnostics	705,276
238,900		UnitedHealth Group, Inc.	14,845,246
222,600	@	WellPoint, Inc.	17,761,254
			50,371,213
		Home Furnishings: 0.0%
10,600	L	Whirlpool Corp.	887,856
			887,856
		Household Products/Wares: 0.4%
2,400		Clorox Co.	136,536
23,200		Fortune Brands, Inc.	1,810,064
82,800		Kimberly-Clark Corp.	4,939,020
			6,885,620
		Housewares: 0.1%
74,350	L	Newell Rubbermaid, Inc.	1,768,043
			1,768,043
		Insurance: 5.9%
25,600	@@	ACE Ltd.	1,368,064
81,400		Aflac, Inc.	3,778,588
106,550		Allstate Corp.	5,761,159
13,700	L	AMBAC Financial Group, Inc.	1,055,722
412,124		American International Group, Inc.	28,119,221
52,450	L	AON Corp.	1,885,578
53,950		Chubb Corp.	5,268,218
22,650		Cigna Corp.	2,530,005
22,818		Cincinnati Financial Corp.	1,019,508
65,700		Genworth Financial, Inc.	$2,271,906
81,050	L	Hartford Financial Services Group, Inc.	6,961,385
21,375		Jefferson-Pilot Corp.	1,216,879
46,750		Lincoln National Corp.	2,479,153
23,706		Loews Corp.	2,248,514
8,700		Marsh & McLennan Cos., Inc.	276,312
19,700	L	MBIA, Inc.	1,185,152
293,700		Metlife, Inc.	14,391,300
14,500	L	MGIC Investment Corp.	954,390
76,600	L	Principal Financial Group	3,633,138
35,850	L	Progressive Corp.	4,186,563
197,500		Prudential Financial, Inc.	14,455,025
49,027		Safeco Corp.	2,770,026
118,700		St. Paul Cos.	5,302,329
19,600		Torchmark Corp.	1,089,760
45,350	L	UnumProvident Corp.	1,031,713
			115,239,608
		Internet: 0.8%
53,600	@,L	Amazon.com, Inc.	2,527,240
180,100	@,L	eBay, Inc.	7,789,325
18,300	@,L	Monster Worldwide, Inc.	747,006
171,910	@,L	Symantec Corp.	3,008,425
20,150	@,L	Yahoo!, Inc.	789,477
			14,861,473
		Iron/Steel: 0.2%
63,600		Nucor Corp.	4,243,392
1,850	L	United States Steel Corp.	88,930
			4,332,322
		Leisure Time: 0.4%
14,800	L	Brunswick Corp.	601,768
69,350	L	Carnival Corp.	3,708,145
74,150	L	Harley-Davidson, Inc.	3,817,984
21,250	L	Sabre Holdings Corp.	512,338
			8,640,235
		Lodging: 0.3%
58,800		Hilton Hotels Corp.	1,417,668
33,050	L	Marriott International, Inc.	2,213,359
35,050		Starwood Hotels & Resorts Worldwide, Inc.	2,238,293
			5,869,320
		Machinery-Diversified: 0.1%
6,450	L	Cummins, Inc.	578,759
26,150		Rockwell Automation, Inc.	1,547,034
			2,125,793
		Media: 2.2%
43,600		Clear Channel Communications, Inc.	1,371,220
174,250	@,L	Comcast Corp.	4,523,530
100	L	Dow Jones & Co., Inc.	3,549
4,000		Gannett Co., Inc.	242,280
146,500		McGraw-Hill Cos, Inc.	7,563,795
10,400	L	Meredith Corp.	544,336
17,150	L	New York Times Co.	453,618
387,450		News Corp., Inc.	6,024,848
730,400		Time Warner, Inc.	12,738,176
17,700	L	Tribune Co.	535,602
254,800		Viacom, Inc.	8,306,480
32,100		Walt Disney Co.	769,437
			43,076,871

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
LARGECAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Mining: 0.3%
77,700	L	Freeport-McMoRan Copper & Gold, Inc.	$4,180,260
17,400	L	Phelps Dodge Corp.	2,503,338
			6,683,598
		Miscellaneous Manufacturing: 4.9%
186,300		3M Co.	14,438,250
11,050	@	Cooper Industries Ltd.	806,650
41,600		Danaher Corp.	2,320,448
30,800		Dover Corp.	1,247,092
21,200	L	Eaton Corp.	1,422,308
1,679,900	S	General Electric Co.	58,880,495
143,950		Honeywell International, Inc.	5,362,138
32,650		Illinois Tool Works, Inc.	2,872,874
59,000	@@	Ingersoll-Rand Co.	2,381,830
10,800		ITT Industries, Inc.	1,110,456
19,200		Parker Hannifin Corp.	1,266,432
23,650		Textron, Inc.	1,820,577
32,100	@@	Tyco International Ltd.	926,406
			94,855,956
		Office/Business Equipment: 0.2%
33,550		Pitney Bowes, Inc.	1,417,488
141,250	@,L	Xerox Corp.	2,069,313
			3,486,801
		Oil & Gas: 9.4%
12,100		Amerada Hess Corp.	1,534,522
37,550		Anadarko Petroleum Corp.	3,557,863
24,304		Apache Corp.	1,665,310
144,300		Burlington Resources, Inc.	12,438,660
390,518		ChevronTexaco Corp.	22,169,707
311,788		ConocoPhillips	18,139,826
166,800	L	Devon Energy Corp.	10,431,672
60,300		EOG Resources, Inc.	4,424,211
1,292,500	S	Exxon Mobil Corp.	72,599,775
20,750		Kerr-McGee Corp.	1,885,345
60,900		Marathon Oil Corp.	3,713,073
25,900	L	Murphy Oil Corp.	1,398,341
21,100	@,@@,L	Nabors Industries Ltd.	1,598,325
3,550	@,L	Noble Corp.	250,417
69,350	L	Occidental Petroleum Corp.	5,539,678
14,200	@,L	Rowan Cos., Inc.	506,088
49,900	L	Sunoco, Inc.	3,911,162
46,600	@,L	Transocean, Inc.	3,247,554
240,800	L	Valero Energy Corp.	12,425,280
28,500		XTO Energy, Inc.	1,252,290
			182,689,099
		Oil & Gas Services: 0.6%
5,100	L	Baker Hughes, Inc.	309,978
38,350	L	Halliburton Co.	2,376,166
89,000	L	Schlumberger Ltd.	8,646,350
			11,332,494
		Packaging & Containers: 0.1%
26,650	L	Ball Corp.	1,058,538
12,100	@,L	Sealed Air Corp.	679,657
			1,738,195
		Pharmaceuticals: 5.5%
248,400		Abbott Laboratories	9,794,412
10,450	L	Allergan, Inc.	1,128,182
83,900		AmerisourceBergen Corp.	3,473,460
74,500		Cardinal Health, Inc.	5,121,875
74,750	@	Caremark Rx, Inc.	3,871,302
59,100	@,L	Express Scripts, Inc.	$4,952,580
51,050	@,L	Forest Laboratories, Inc.	2,076,714
79,800	@,L	Gilead Sciences, Inc.	4,199,874
62,486	@	Hospira, Inc.	2,673,151
95,066	@	King Pharmaceuticals, Inc.	1,608,517
48,904	@,L	Medco Health Solutions, Inc.	2,728,843
698,950		Merck & Co., Inc.	22,233,599
1,184,750		Pfizer, Inc.	27,628,370
243,700	L	Schering-Plough Corp.	5,081,145
28,200	@,L	Watson Pharmaceuticals, Inc.	916,782
217,550		Wyeth	10,022,528
			107,511,334
		Pipelines: 0.2%
14,100	L	Kinder Morgan, Inc.	1,296,495
69,350		Williams Cos., Inc.	1,606,839
			2,903,334
		Real Estate Investment Trust: 0.3%
13,550		Apartment Investment & Management Co.	513,138
16,500	L	Archstone-Smith Trust	691,185
65,600	L	Equity Office Properties Trust	1,989,648
3,900		Prologis	182,208
8,100	L	Public Storage, Inc.	548,532
32,900	L	Simon Property Group LP	2,521,127
1,900	@	Vornado Realty Trust	158,593
			6,604,431
		Retail: 5.7%
29,000	@,L	Autonation, Inc.	630,170
8,900	@	Autozone, Inc.	816,575
39,800	@	Bed Bath & Beyond, Inc.	1,438,770
111,600		Best Buy Co., Inc.	4,852,368
31,750		Circuit City Stores, Inc.	717,232
69,150	L	Costco Wholesale Corp.	3,420,850
58,150	L	Darden Restaurants, Inc.	2,260,872
46,900		Dollar General Corp.	894,383
25,000		Family Dollar Stores, Inc.	619,750
47,570		Federated Department Stores	3,155,318
125,450		Gap, Inc.	2,212,938
370,950		Home Depot, Inc.	15,016,056
99,550		JC Penney Co., Inc.	5,534,980
5,500	@,L	Kohl’s Corp.	267,300
5,550	L	Limited Brands	124,042
136,950		Lowe’s Cos., Inc.	9,129,087
333,950		McDonald’s Corp.	11,260,794
59,700		Nordstrom, Inc.	2,232,780
55,600	@	Office Depot, Inc.	1,745,840
17,100	@,L	Sears Holding Corp.	1,975,563
199,625		Staples, Inc.	4,533,484
133,300	@,L	Starbucks Corp.	4,000,333
70,200		Target Corp.	3,858,894
22,900		Tiffany & Co.	876,841
36,650		TJX Cos., Inc.	851,379
397,240		Wal-Mart Stores, Inc.	18,590,832
162,600	L	Walgreen Co.	7,196,676
20,350	L	Wendy’s International, Inc.	1,124,541
49,400		Yum! Brands, Inc.	2,315,872
			111,654,520
		Savings & Loans: 0.3%
39,400		Golden West Financial Corp.	2,600,400
78,347		Washington Mutual, Inc.	3,408,094
			6,008,494

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
LARGECAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Semiconductors: 3.8%
5,950	@,L	Altera Corp.	$110,253
55,500		Analog Devices, Inc.	1,990,785
265,250		Applied Materials, Inc.	4,758,585
49,300	@,L	Broadcom Corp.	2,324,495
105,334	@,L	Freescale Semiconductor, Inc.	2,651,257
1,438,900		Intel Corp.	35,914,944
15,200	L	Kla-Tencor Corp.	749,816
40,100	L	Linear Technology Corp.	1,446,407
58,600	@,L	LSI Logic Corp.	468,800
48,800		Maxim Integrated Products	1,768,512
136,450		National Semiconductor Corp.	3,544,971
800	@,L	Novellus Systems, Inc.	19,296
25,100	@,L	Nvidia Corp.	917,656
16,100	@,L	QLogic Corp.	523,411
530,300		Texas Instruments, Inc.	17,006,721
			74,195,909
		Software: 4.4%
86,900	L	Adobe Systems, Inc.	3,211,824
88,950	L	Autodesk, Inc.	3,820,402
156,900		Automatic Data Processing, Inc.	7,200,141
87,500	@,L	BMC Software, Inc.	1,792,875
45,500	@,L	Citrix Systems, Inc.	1,309,490
78,687	L	Computer Associates International, Inc.	2,218,187
171,750	@	Compuware Corp.	1,540,597
4,600	@,L	Electronic Arts, Inc.	240,626
122,589		First Data Corp.	5,272,553
24,700	@	Fiserv, Inc.	1,068,769
31,000		IMS Health, Inc.	772,520
48,400	@,L	Intuit, Inc.	2,579,720
13,250	@,L	Mercury Interactive Corp.	368,217
1,707,150		Microsoft Corp.	44,641,973
136,313	@	Novell, Inc.	1,203,644
576,800	@	Oracle Corp.	7,042,728
78,400	@	Parametric Technology Corp.	478,240
65,750		Siebel Systems, Inc.	695,635
			85,458,141
		Telecommunications: 5.6%
6,100	L	Alltel Corp.	384,910
864,896		AT&T, Inc.	21,181,303
67,300	@,L	Avaya, Inc.	718,091
290,800		BellSouth Corp.	7,880,680
20,900		CenturyTel, Inc.	693,044
1,291,800	@	Cisco Systems, Inc.	22,115,616
31,050	@,L	Comverse Technology, Inc.	825,619
236,650	@	Corning, Inc.	4,652,539
600,600		Motorola, Inc.	13,567,554
262,100		Qualcomm, Inc.	11,291,268
27,100	L	Scientific-Atlanta, Inc.	1,167,197
465,503		Sprint Corp. - FON Group	10,874,150
58,200	@	Tellabs, Inc.	634,380
438,850		Verizon Communications, Inc.	13,218,162
			109,204,513
		Textiles: 0.1%
22,200	L	Cintas Corp.	914,196
			914,196
		Toys/Games/Hobbies: 0.1%
64,250	L	Hasbro, Inc.	1,296,565
6,450		Mattel, Inc.	102,039
			1,398,604
		Transportation: 1.6%
66,050		Burlington Northern Santa Fe Corp.	4,677,661
58,500		CSX Corp.	2,970,045
47,950		FedEx Corp.	4,957,550
109,850		Norfolk Southern Corp.	4,924,575
4,150	L	Union Pacific Corp.	$334,091
175,500	L	United Parcel Service, Inc.	13,188,800
			31,052,722
		Total Common Stock (Cost $1,782,342,570)	1,922,943,031

Principal Amount				Value
SHORT-TERM INVESTMENTS: 13.0%
		Repurchase Agreement 1.0%
$20,077,000	S	Goldman Sachs Repurchase Agreement dated, 12/30/05, 4.250%, due 01/03/06, $20,086,481 to be received upon repurchase (Collateralized by $20,814,000 Federal National Mortgage Association, 3.125%, Market Value plus accrued interest $20,479,344, due 05/04/07)		20,077,000
		Total Repurchase Agreements (Cost $20,077,000)		20,077,000
		Securities Lending CollateralCC: 12.0%
233,245,000		The Bank of New York Institutional Cash Reserves Fund		233,245,000
		Total Securities Lending Collateral (Cost $233,245,000)		233,245,000
		Total Short-Term Investments (Cost $253,322,000)		253,322,000
		Total Investments in Securities (Cost $2,035,664,570)*	111.8%	$2,176,265,031
		Other Assets and Liabilities-Net	(11.8)	(229,992,421)
		Net Assets	100.0%	$1,946,272,610

@                                    Non-income producing security

@@                        Foreign Issuer

S                                         Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at December 31, 2005.

*                                         Cost for federal income tax purposes is $2,105,122,504. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$120,008,662
Gross Unrealized Depreciation	(48,866,135)
Net Unrealized Appreciation	$71,142,527

Information concerning open futures contracts at December 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized (Loss)
S&P 500 Composite Stock Price Future	53	$16,626,100	03/16/2006	$(92,996)

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
MIDCAP PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 98.8%
		Advertising: 0.3%
65,468	L	Catalina Marketing Corp.	$1,659,614
57,950		Harte-Hanks, Inc.	1,529,300
			3,188,914
		Aerospace/Defense: 0.6%
88,697	@,L	Alliant Techsystems, Inc.	6,756,050
5,200	@	Sequa Corp.	359,060
			7,115,110
		Agriculture: 0.0%
9,300		Universal Corp.	403,248
			403,248
		Airlines: 0.2%
78,100	@,L	Airtran Holdings, Inc.	1,251,943
24,500	@,L	Alaska Air Group, Inc.	875,140
			2,127,083
		Apparel: 1.0%
141,132		Polo Ralph Lauren Corp.	7,923,150
93,658	@	Timberland Co.	3,048,568
			10,971,718
		Auto Parts & Equipment: 0.5%
25,300	L	ArvinMeritor, Inc.	364,067
10,000	L	Bandag, Inc.	426,700
52,793	L	BorgWarner, Inc.	3,200,840
54,112		Modine Manufacturing Co.	1,763,510
			5,755,117
		Banks: 3.7%
121,005		Associated Banc-Corp.	3,938,713
82,586		Bank of Hawaii Corp.	4,256,482
38,711	L	Cathay General Bancorp	1,391,273
40,328		City National Corp.	2,921,360
142,325		Colonial BancGroup, Inc.	3,390,181
41,309	L	Cullen/Frost Bankers, Inc.	2,217,467
84,976		FirstMerit Corp.	2,201,728
41,400		Greater Bay Bancorp	1,060,668
60,877	L	Investors Financial Services Corp.	2,242,100
122,547		Mercantile Bankshares Corp.	6,916,553
28,600	@,L	SVB Financial Group	1,339,624
105,043	L	TCF Financial Corp.	2,850,867
7,745	L	Westamerica Bancorporation	411,027
161,328		Wilmington Trust Corp.	6,277,272
			41,415,315
		Beverages: 0.1%
57,901		PepsiAmericas, Inc.	1,346,777
			1,346,777
		Biotechnology: 1.2%
62,624	@	Charles River Laboratories International, Inc.	2,653,379
81,650	@,L	Invitrogen Corp.	5,441,156
282,900	@,L	Millennium Pharmaceuticals, Inc.	2,744,130
107,050	@,L	Protein Design Labs, Inc.	3,042,361
			13,881,026

		Building Materials: 0.7%
107,595		Martin Marietta Materials, Inc.	$8,254,688
			8,254,688
		Chemicals: 2.6%
56,800		Airgas, Inc.	1,868,720
34,569		Albemarle Corp.	1,325,721
221,000		Chemtura Corp.	2,806,700
36,078	L	Cytec Industries, Inc.	1,718,395
33,849		Ferro Corp.	635,007
34,229	@	FMC Corp.	1,819,956
106,529		Lubrizol Corp.	4,626,554
311,173		Lyondell Chemical Co.	7,412,141
17,300		Minerals Technologies, Inc.	966,897
55,300		Olin Corp.	1,088,304
101,000		RPM International, Inc.	1,754,370
35,600	L	Sensient Technologies Corp.	637,240
93,104		Valspar Corp.	2,296,876
			28,956,881
		Coal: 1.3%
58,900	L	Arch Coal, Inc.	4,682,550
122,800		Peabody Energy Corp.	10,121,176
			14,803,726
		Commercial Services: 3.9%
142,508		Adesa, Inc.	3,480,047
63,093	@,L	Alliance Data Systems Corp.	2,246,111
19,400		Banta Corp.	966,120
163,800	@,L	Career Education Corp.	5,523,336
82,300	@	ChoicePoint, Inc.	3,663,173
32,224	@,L	Corinthian Colleges, Inc.	379,599
63,477		Corporate Executive Board Co.	5,693,887
18,288	L	Deluxe Corp.	551,200
50,228	@,L	DeVry, Inc.	1,004,560
106,230	@	Education Management Corp.	3,559,767
76,000	@	Gartner, Inc.	980,400
36,848	@	ITT Educational Services, Inc.	2,178,085
17,085	L	Kelly Services, Inc.	447,969
36,100	@,L	Korn/Ferry Intl.	674,709
41,971	@,L	Laureate Education, Inc.	2,203,897
78,700		Manpower, Inc.	3,659,550
79,513	@,L	MPS Group, Inc.	1,086,943
113,843	@,L	Quanta Services, Inc.	1,499,312
24,300	@,L	Rent - A - Center, Inc.	458,298
31,531	L	Rollins, Inc.	621,476
44,254	@,L	Sotheby’s Holdings	812,503
58,000	@,L	United Rentals, Inc.	1,356,620
44,750	@,L	Valassis Communications, Inc.	1,300,882
			44,348,444
		Computers: 6.2%
28,883	@	Anteon International Corp.	1,569,791
97,400	@	BISYS Group, Inc.	1,364,574
257,325	@,L	Cadence Design Systems, Inc.	4,353,939
229,293	@	Ceridian Corp.	5,697,931
127,900	@	Cognizant Technology Solutions Corp.	6,439,765
61,600		Diebold, Inc.	2,340,800
137,412	@,L	DST Systems, Inc.	8,232,353
79,699	L	Imation Corp.	3,671,733
71,627		Jack Henry & Associates, Inc.	1,366,643
133,700	@,L	McData Corp.	508,060
117,035		Reynolds & Reynolds Co.	3,285,172

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
MIDCAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Computers (continued)
234,250	@,L	Sandisk Corp.	$14,715,585
31,500	@	SRA International, Inc.	962,010
337,611	@,L	Synopsys, Inc.	6,772,477
472,178	@,L	Western Digital Corp.	8,787,233
			70,068,066
		Distribution/Wholesale: 0.5%
21,750		CDW Corp.	1,252,147
102,331	@	Ingram Micro, Inc.	2,039,457
52,717	@	Tech Data Corp.	2,091,810
			5,383,414
		Diversified Financial Services: 2.8%
67,044		AG Edwards, Inc.	3,141,682
126,240	@,L	AmeriCredit Corp.	3,235,531
47,189	L	Eaton Vance Corp.	1,291,091
99,333	L	IndyMac Bancorp, Inc.	3,875,974
44,666	L	Jefferies Group, Inc.	2,009,077
41,214	@,L	LaBranche & Co., Inc.	416,674
115,650		Legg Mason, Inc.	13,842,147
88,754		Raymond James Financial, Inc.	3,343,363
31,300		Waddell & Reed Financial, Inc.	656,361
			31,811,900
		Electric: 4.2%
106,712		Alliant Energy Corp.	2,992,204
219,339	@	Aquila, Inc.	789,620
28,901		Black Hills Corp.	1,000,264
118,060	L	DPL, Inc.	3,070,741
41,881	L	Duquesne Light Holdings, Inc.	683,498
137,393	L	Energy East Corp.	3,132,560
66,086	L	Great Plains Energy, Inc.	1,847,765
74,330	L	Hawaiian Electric Industries	1,925,147
39,922	L	Idacorp, Inc.	1,169,715
108,369	L	MDU Resources Group, Inc.	3,548,001
55,000		Northeast Utilities	1,082,950
97,600	L	NSTAR	2,801,120
82,955		OGE Energy Corp.	2,222,364
169,978		Pepco Holdings, Inc.	3,802,408
66,314		PNM Resources, Inc.	1,624,030
42,186	L	Puget Energy, Inc.	861,438
103,850		SCANA Corp.	4,089,613
168,000	@	Sierra Pacific Resources	2,190,720
73,719		Westar Energy, Inc.	1,584,958
106,950		Wisconsin Energy Corp.	4,177,467
40,307	L	WPS Resources Corp.	2,229,380
			46,825,963
		Electrical Components & Equipment: 1.1%
165,342		Ametek, Inc.	7,033,649
64,289	@,L	Energizer Holdings, Inc.	3,200,949
54,483		Hubbell, Inc.	2,458,273
			12,692,871

		Electronics: 2.5%
80,500		Amphenol Corp.	3,562,930
264,707	@	Arrow Electronics, Inc.	8,478,565
134,121	@,L	Avnet, Inc.	3,210,857
144,531		Gentex Corp.	2,818,354
58,425		National Instruments Corp.	1,872,521
28,036	@,L	Plexus Corp.	637,539
79,606	@	Thomas & Betts Corp.	$3,340,268
49,412	@,L	Varian, Inc.	1,966,103
154,853	@,L	Vishay Intertechnology, Inc.	2,130,777
			28,017,914
		Engineering & Construction: 0.4%
31,700		Granite Construction, Inc.	1,138,347
50,481	@,L	Jacobs Engineering Group, Inc.	3,426,145
			4,564,492
		Entertainment: 0.5%
111,300	@	GTECH Holdings Corp.	3,532,662
31,149		International Speedway Corp.	1,492,037
37,350	@,L	Macrovision Corp.	624,865
			5,649,564
		Environmental Control: 0.7%
23,900	L	Mine Safety Appliances Co.	865,419
112,475		Republic Services, Inc.	4,223,436
40,500	@,L	Stericycle, Inc.	2,384,640
			7,473,495
		Food: 1.5%
138,100	@,L	Dean Foods Co.	5,200,846
173,961		Hormel Foods Corp.	5,685,045
50,210		JM Smucker Co.	2,209,240
35,073		Ruddick Corp.	746,353
86,400	@	Smithfield Foods, Inc.	2,643,840
28,127		Tootsie Roll Industries, Inc.	813,714
			17,299,038
		Forest Products & Paper: 0.4%
41,566		Glatfelter	589,822
43,150		Longview Fibre Co.	897,951
10,000	L	Potlatch Corp.	509,800
69,965	L	Rayonier, Inc.	2,788,105
			4,785,678
		Gas: 0.7%
69,048		AGL Resources, Inc.	2,403,561
87,150	L	Oneok, Inc.	2,320,804
62,312		Vectren Corp.	1,692,394
44,575		WGL Holdings, Inc.	1,339,924
			7,756,683
		Hand/Machine Tools: 0.0%
10,188	L	Kennametal, Inc.	519,996
			519,996
		Healthcare-Products: 3.8%
100,203		Beckman Coulter, Inc.	5,701,551
102,200	@,L	Cytyc Corp.	2,885,106
121,277		Dentsply International, Inc.	6,511,362
53,650	@	Edwards Lifesciences Corp.	2,232,376
43,376	@	Gen-Probe, Inc.	2,116,315
75,400	@,L	Henry Schein, Inc.	3,290,456
53,548		Hillenbrand Industries, Inc.	2,645,807
31,400	@	Inamed Corp.	2,753,152
33,600	@,L	Intuitive Surgical, Inc.	3,940,272
102,983		Steris Corp.	2,576,635
32,250	@,L	Techne Corp.	1,810,837
120,900	@,L	Varian Medical Systems, Inc.	6,086,105
			42,549,974

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
MIDCAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Healthcare-Services: 3.1%
205,427	@	Community Health Systems, Inc.	$7,876,071
54,461	@	Covance, Inc.	2,644,082
1	@	Coventry Health Care, Inc.	57
217,059	@	Health Net, Inc.	11,189,391
20,500	@,L	LifePoint Hospitals, Inc.	768,750
148,382	@,L	Lincare Holdings, Inc.	6,218,690
59,200	@	Renal Care Group, Inc.	2,800,752
30,488	@	Triad Hospitals, Inc.	1,196,044
49,428	L	Universal Health Services, Inc.	2,310,265
			35,004,102
		Holding Companies-Diversified: 0.3%
80,608	L	Leucadia National Corp.	3,825,656
			3,825,656
		Home Builders: 0.5%
38,300	L	Thor Industries, Inc.	1,534,681
109,400	@,L	Toll Brothers, Inc.	3,789,616
			5,324,297
		Home Furnishings: 0.6%
42,950	L	Furniture Brands International, Inc.	959,073
59,853	L,S	Harman International Industries, Inc.	5,856,616
			6,815,689
		Household Products/Wares: 0.8%
153,150	L	American Greetings	3,364,705
28,050	L	Blyth, Inc.	587,647
54,893	L	Church & Dwight, Inc.	1,813,116
38,884		Scotts Co.	1,759,112
41,650		Tupperware Corp.	932,960
			8,457,540
		Insurance: 8.1%
112,965	L	American Financial Group, Inc.	4,327,689
58,379	L	AmerUs Group Co.	3,308,338
88,634		Arthur J Gallagher & Co.	2,737,018
100,400	L	Brown & Brown, Inc.	3,066,216
55,964	@@	Everest Re Group Ltd.	5,615,987
322,816		Fidelity National Financial, Inc.	11,876,401
199,137		First American Corp.	9,020,906
44,530		Hanover Insurance Group, Inc./The	1,860,018
93,496		HCC Insurance Holdings, Inc.	2,774,961
38,776		Horace Mann Educators Corp.	735,193
31,888		Mercury General Corp.	1,856,519
100,069		Ohio Casualty Corp.	2,833,954
279,851		Old Republic International Corp.	7,348,887
83,259		PMI Group, Inc.	3,419,447
109,589		Protective Life Corp.	4,796,711
174,514		Radian Group, Inc.	10,224,775
50,560		Stancorp Financial Group, Inc.	2,525,472
39,944	L	Unitrin, Inc.	1,799,477
222,187		WR Berkley Corp.	10,580,545
			90,708,514
		Internet: 1.5%
42,200	@,L	Avocent Corp.	1,147,418
80,600	@,L	Checkfree Corp.	3,699,540
32,800	@	F5 Networks, Inc.	1,875,832

341,500	@,L	McAfee, Inc.	$9,264,895
63,000	@	RSA Security, Inc.	707,490
			16,695,175
		Iron/Steel: 0.1%
32,464		Steel Dynamics, Inc.	1,152,797
			1,152,797
		Leisure Time: 0.1%
58,700		Callaway Golf Co.	812,408
			812,408
		Lodging: 0.2%
37,848		Boyd Gaming Corp.	1,803,836
			1,803,836
		Machinery-Construction & Mining: 0.4%
112,200		Joy Global, Inc.	4,488,000
			4,488,000
		Machinery-Diversified: 0.6%
46,950	@	Flowserve Corp.	1,857,342
25,085		Graco, Inc.	915,101
80,558	L	Nordson Corp.	3,263,404
25,700	@	Zebra Technologies Corp.	1,101,245
			7,137,092
		Media: 1.1%
88,111		Belo Corp.	1,886,457
13,100	@	Emmis Communications Corp.	260,821
34,495	@,L	Entercom Communications Corp.	1,023,467
38,129		Lee Enterprises, Inc.	1,407,341
15,903		Media General, Inc.	806,282
85,500	L	Reader’s Digest Association, Inc.	1,301,310
14,406	@,L	Scholastic Corp.	410,715
5,373		Washington Post	4,110,345
70,195	L	Westwood One, Inc.	1,144,178
			12,350,916
		Metal Fabricate/Hardware: 0.8%
120,281	L	Precision Castparts Corp.	6,231,759
31,300		Timken Co.	1,002,226
66,302		Worthington Industries	1,273,661
			8,507,646
		Miscellaneous Manufacturing: 1.9%
48,850		Brink’s Co.	2,340,404
27,650		Carlisle Cos., Inc.	1,911,998
47,490	L	Crane Co.	1,674,972
71,610		Donaldson Co., Inc.	2,277,198
43,944		Federal Signal Corp.	659,599
65,435		Harsco Corp.	4,417,517
23,127		Lancaster Colony Corp.	856,855
37,100		Pentair, Inc.	1,280,692
98,112		Teleflex, Inc.	6,375,318
			21,794,553
		Office Furnishings: 0.7%
167,177		Herman Miller, Inc.	4,712,719
51,707		HNI, Corp.	2,840,266
			7,552,985

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
MIDCAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Oil & Gas: 5.1%
42,130	@	Denbury Resources, Inc.	$959,721
56,949		ENSCO International, Inc.	2,525,688
50,450	@	Forest Oil Corp.	2,299,007
123,600		Helmerich & Payne, Inc.	7,652,076
115,100	@	Newfield Exploration Co.	5,763,057
240,393		Noble Energy, Inc.	9,687,838
155,900		Patterson-UTI Energy, Inc.	5,136,905
117,900		Pioneer Natural Resources Co.	6,044,732
94,958		Pogo Producing Co.	4,729,858
237,850	@,L	Pride International, Inc.	7,313,888
154,200	@	Southwestern Energy Co.	5,541,948
			57,654,718
		Oil & Gas Services: 2.4%
234,382	@,L	Cooper Cameron Corp.	9,703,415
62,100	@,L	FMC Technologies, Inc.	2,665,332
115,300	@	Grant Prideco, Inc.	5,087,036
75,676	L	Smith International, Inc.	2,808,336
145,400	L	Tidewater, Inc.	6,464,484
			26,728,603
		Packaging & Containers: 0.4%
66,017	L	Packaging Corp. of America	1,515,090
85,680		Sonoco Products Co.	2,518,992
			4,034,082
		Pharmaceuticals: 3.2%
199,867	@	Barr Pharmaceuticals, Inc.	12,449,715
21,211	@,L	Cephalon, Inc.	1,373,200
207,798	@	IVAX Corp.	6,510,311
108,535	L	Omnicare, Inc.	6,210,373
75,705		Perrigo Co.	1,128,762
97,350	@,L	Sepracor, Inc.	5,023,260
34,600	L	Valeant Pharmaceuticals International	625,568
73,850	@,L	VCA Antech, Inc.	2,082,570
			35,403,759
		Pipelines: 1.6%
110,198		Equitable Resources, Inc.	4,043,165
76,214		National Fuel Gas Co.	2,377,115
117,700		Questar Corp.	8,909,890
52,300		Western Gas Resources, Inc.	2,462,807
			17,792,977
		Real Estate Investment Trust: 2.7%
77,250		AMB Property Corp.	3,798,383
98,700	L	Developers Diversified Realty Corp.	4,640,874
43,150	L	Highwoods Properties, Inc.	1,227,618
63,000	L	Hospitality Properties Trust	2,526,300
77,650		Liberty Property Trust	3,327,303
57,000		Macerich Co.	3,826,980
54,050		Mack-Cali Realty Corp.	2,334,960
94,453		New Plan Excel Realty Trust	2,189,421
62,200	L	Regency Centers Corp.	3,666,690
75,135	L	Weingarten Realty Investors	2,840,854
			30,379,383
		Retail: 9.3%
49,300	@,L	99 Cents Only Stores	515,678
80,946	L	Abercrombie & Fitch Co.	5,276,060
99,275	@	Advance Auto Parts	4,314,492

47,100	@,L	Aeropostale, Inc.	$1,238,730
321,900	L	American Eagle Outfitters	7,397,262
64,200	@,L	AnnTaylor Stores Corp.	2,216,184
62,650		Applebees International, Inc.	1,415,264
133,500		Barnes & Noble, Inc.	5,696,445
62,150	@,L	BJ’s Wholesale Club, Inc.	1,837,154
25,497		Borders Group, Inc.	552,520
79,713		Brinker International, Inc.	3,081,705
37,750		CBRL Group, Inc.	1,326,913
66,350	@	Cheesecake Factory	2,480,827
315,166	@,L	Chico’s FAS, Inc.	13,845,242
238,576		Claire’s Stores, Inc.	6,971,191
62,864	@,L	Copart, Inc.	1,449,644
91,700	@,L	Dollar Tree Stores, Inc.	2,195,298
58,000		Foot Locker, Inc.	1,368,220
20,600	@,L	GameStop Corp.	655,492
125,300		Michaels Stores, Inc.	4,431,861
47,700		MSC Industrial Direct Co.	1,918,494
261,193	@	O’Reilly Automotive, Inc.	8,360,788
23,600	L	Outback Steakhouse, Inc.	981,996
116,250	@	Pacific Sunwear of California	2,896,950
163,850	@,L	Payless Shoesource, Inc.	4,112,635
132,350		Petsmart, Inc.	3,396,101
37,650	L	Regis Corp.	1,452,161
128,386	L	Ross Stores, Inc.	3,710,355
123,996	@,L	Saks, Inc.	2,090,573
96,200	@,L	Urban Outfitters, Inc.	2,434,822
107,500	@,L	Williams-Sonoma, Inc.	4,638,625
			104,259,682
		Savings & Loans: 0.6%
85,475		Astoria Financial Corp.	2,512,965
69,050		Independence Community Bank Corp.	2,743,357
75,729		Washington Federal, Inc.	1,741,010
			6,997,332
		Semiconductors: 3.3%
107,400	@,L	Fairchild Semiconductor International, Inc.	1,816,134
173,760	@,L	Integrated Device Technology, Inc.	2,290,157
25,450	@,L	International Rectifier Corp.	811,855
129,950		Intersil Corp.	3,233,156
270,872	@,L	Lam Research Corp.	9,664,713
61,451	@	Lattice Semiconductor Corp.	265,468
139,000	@	MEMC Electronic Materials, Inc.	3,081,630
99,800	@,L	Micrel, Inc.	1,157,680
285,950	L	Microchip Technology, Inc.	9,193,293
64,250	@,L	Semtech Corp.	1,173,205
68,850	@,L	Silicon Laboratories, Inc.	2,524,041
295,090	@	Triquint Semiconductor, Inc.	1,313,151
			36,524,483
		Software: 2.7%
247,020	@	Activision, Inc.	3,394,055
75,650		Acxiom Corp.	1,739,950
33,064	@,L	Advent Software, Inc.	955,880
53,814		Certegy, Inc.	2,182,696
43,400	@,L	CSG Systems International	968,688
102,009	@	D&B Corp.	6,830,522
57,312	L	Fair Isaac Corp.	2,531,471
72,622		MoneyGram International, Inc.	1,893,982
56,007		SEI Investments Co.	2,072,259

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
MIDCAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Software (continued)
213,545	@,L	Sybase, Inc.	$4,668,094
87,680	@,L	Transaction Systems Architects, Inc.	2,524,307
69,553	@	Wind River Systems, Inc.	1,027,298
			30,789,202
		Telecommunications: 2.2%
346,500	@	3Com Corp.	1,247,400
103,050		Adtran, Inc.	3,064,707
195,473	@	Cincinnati Bell, Inc.	686,110
42,094	@,L	CommScope, Inc.	847,352
252,587	L	Harris Corp.	10,863,773
33,250	@	Newport Corp.	450,205
41,900	L	Plantronics, Inc.	1,185,770
84,150	@,L	Polycom, Inc.	1,287,495
96,200	@,L	Powerwave Technologies, Inc.	1,209,234
94,099		Telephone & Data Systems, Inc.	3,390,387
			24,232,433
		Textiles: 0.2%
19,800	@	Mohawk Industries, Inc.	1,722,204
			1,722,204
		Transportation: 2.4%
39,631	L	Alexander & Baldwin, Inc.	2,149,585
156,100		CH Robinson Worldwide, Inc.	5,780,383
49,092		CNF, Inc.	2,743,752
98,450	L	Expeditors International Washington, Inc.	6,646,360
121,200	L	JB Hunt Transport Services, Inc.	2,743,968
67,200		Overseas Shipholding Group	3,386,208
47,200	@,L	Swift Transportation Co., Inc.	958,160
50,725	@,L	Yellow Roadway Corp.	2,262,842
			26,671,258
		Trucking & Leasing: 0.2%
73,445	L	GATX Corp.	2,649,896
			2,649,896
		Water: 0.3%
120,041	L	Aqua America, Inc.	3,277,119
			3,277,119
		Total Common Stock (Cost $1,006,749,321)	1,109,515,432

Principal Amount				Value

SHORT-TERM INVESTMENTS: 21.6%
		Repurchase Agreement 0.6%
$6,294,000	S	Goldman Sachs Repurchase
		Agreement dated, 12/30/05,
		4.250%, due 01/03/06, $6,296,972
		to be received upon repurchase
		(Collateralized by $6,468,000
		various U.S. Government
		Obligations, 3.625%-3.875%,
		Market value plus accrued
		interest $6,420,856, due
		05/15/07-09/15/08)		$6,294,000
		Total Repurchase Agreements (Cost $6,294,000)		6,294,000
		Securities Lending Collateralcc: 21.0%
236,034,000		The Bank of New York Institutional Cash Reserves Fund		236,034,000
		Total Securities Lending Collateral (Cost $236,034,000)		236,034,000
		Total Short-Term Investments (Cost $242,328,000)		242,328,000
		Total Investments in
		Securities (Cost $1,249,077,321)*	120.4%	$1,351,843,432
		Other Assets and
		Liabilities-Net	(20.4)	(228,587,033)
		Net Assets	100.0%	$1,123,256,399

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
*	Cost for federal income tax purposes is $1,258,740,565. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$115,659,588
	Gross Unrealized Depreciation	(22,556,721)
	Net Unrealized Appreciation	$93,102,867

Information concerning open futures contracts at December 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
S&P MidCap 400 Future	27	$10,033,200	03/16/2006	$(4,293)

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
SMALLCAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
COMMON STOCK: 99.2%
		Advertising: 0.1%
34,326	L	Advo, Inc.	$967,307
			967,307
		Aerospace/Defense: 2.2%
34,300	@,L	AAR Corp.	821,485
37,275	@,L	Armor Holdings, Inc.	1,589,779
23,275		Curtiss-Wright Corp.	1,270,815
56,886	L	DRS Technologies, Inc.	2,925,078
16,000	L	EDO Corp.	432,960
49,856		Engineered Support Systems, Inc.	2,076,004
28,150	@	Esterline Technologies Corp.	1,046,899
37,070		Kaman Corp.	729,908
40,916	@	Moog, Inc.	1,161,196
101,400	@	Teledyne Technologies, Inc.	2,950,740
14,025	@	Triumph Group, Inc.	513,455
			15,518,319
		Agriculture: 0.1%
44,028		Delta & Pine Land Co.	1,013,084
			1,013,084
		Airlines: 0.8%
77,397	@,L	Mesa Air Group, Inc.	809,573
176,868		Skywest, Inc.	4,750,674
			5,560,247
		Apparel: 1.5%
16,850	@	Ashworth, Inc.	142,383
31,600	@,L	Gymboree Corp.	739,440
77,837		K-Swiss, Inc.	2,525,032
30,425	L	Kellwood Co.	726,549
14,125	L	Oxford Industries, Inc.	772,638
37,800		Phillips-Van Heusen	1,224,720
139,750	@,L	Quiksilver, Inc.	1,934,140
29,700	L	Russell Corp.	399,762
48,312		Stride Rite Corp.	655,111
63,608		Wolverine World Wide, Inc.	1,428,636
			10,548,411
		Auto Manufacturers: 0.8%
129,711		Oshkosh Truck Corp.	5,783,813
13,900		Wabash National Corp.	264,795
			6,048,608
		Auto Parts & Equipment: 0.1%
23,850		Superior Industries International	530,901
			530,901
		Banks: 5.8%
34,800	L	Boston Private Financial Holdings, Inc.	1,058,616
93,981		Central Pacific Financial Corp.	3,375,798
92,489	L	Chittenden Corp.	2,572,119
31,711		Community Bank System, Inc.	715,083
67,900		East-West Bancorp, Inc.	2,477,671
157,993	@@,L	First Bancorp Puerto Rico	1,960,693
55,787		First Midwest Bancorp, Inc.	1,955,892
46,228	L	First Republic Bank	1,710,898
200,700		Fremont General Corp.	4,662,261
35,947	L	Glacier Bancorp, Inc.	1,080,207
43,692		Gold Banc Corp., Inc.	796,068
53,175		Hudson United Bancorp	$2,216,334
14,268		Irwin Financial Corp.	305,621
21,471		Nara Bancorp, Inc.	381,754
7,750	L	PrivateBancorp, Inc.	275,668
22,556	L	Prosperity Bancshares, Inc.	648,259
35,314		Provident Bankshares Corp.	1,192,554
85,082	L	Republic Bancorp, Inc.	1,012,476
90,547		South Financial Group, Inc.	2,493,664
46,929		Sterling Bancshares, Inc.	724,584
48,323	L	Susquehanna Bancshares, Inc.	1,144,289
74,117	L	Trustco Bank Corp.	920,533
104,446		UCBH Holdings, Inc.	1,867,494
50,286		Umpqua Holdings Corp.	1,434,660
42,724		United Bankshares, Inc.	1,505,594
84,764		Whitney Holding Corp.	2,336,096
10,475	L	Wintrust Financial Corp.	575,078
			41,399,964
		Beverages: 0.1%
12,900	@,L	Hansen Natural Corp.	1,016,649
			1,016,649
		Biotechnology: 0.4%
59,725	@,L	Arqule, Inc.	365,517
29,250	@,L	Enzo Biochem, Inc.	363,285
18,675	@,L	Integra LifeSciences Holdings Corp.	662,216
62,925	@,L	Regeneron Pharmaceuticals, Inc.	1,003,654
129,064	@	Savient Pharmaceuticals, Inc.	482,699
			2,877,371
		Building Materials: 2.1%
21,600		Apogee Enterprises, Inc.	350,352
41,925	@	Drew Industries, Inc.	1,181,866
16,250		ElkCorp	546,975
113,812		Florida Rock Industries, Inc.	5,583,617
59,781		Lennox International, Inc.	1,685,824
22,369	@,L	NCI Building Systems, Inc.	950,235
41,900		Simpson Manufacturing Co., Inc.	1,523,065
23,400	L	Texas Industries, Inc.	1,166,256
31,824		Universal Forest Products, Inc.	1,758,276
			14,746,466
		Chemicals: 0.7%
25,597		Arch Chemicals, Inc.	765,350
29,954		HB Fuller Co.	960,625
30,805		MacDermid, Inc.	859,460
28,969	@,L	OM Group, Inc.	543,458
8,500		Penford Corp.	103,700
85,900	@,L	PolyOne Corp.	552,337
5,900		Quaker Chemical Corp.	113,457
31,230		Schulman A, Inc.	672,070
45,351	L	Wellman, Inc.	307,480
			4,877,937
		Coal: 0.2%
35,050	L	Massey Energy Co.	1,327,344
			1,327,344
		Commercial Services: 4.3%
44,187		Aaron Rents, Inc.	931,462
43,375		ABM Industries, Inc.	847,981
72,340	L	Administaff, Inc.	3,041,897

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
SMALLCAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Commercial Services (continued)
35,000	L	Arbitron, Inc.	$1,329,300
26,600		Bowne & Co., Inc.	394,744
64,552	@	CCE Spinco, Inc.	845,631
27,050		Central Parking Corp.	371,126
26,994		Chemed Corp.	1,341,062
19,981	@	Consolidated Graphics, Inc.	945,901
10,450		CPI Corp.	195,520
21,525	@	Cross Country Healthcare, Inc.	382,715
29,900		Gevity HR, Inc.	769,028
30,912	L	Healthcare Services Group	640,188
23,022	@,L	Heidrick & Struggles International, Inc.	737,855
44,950		Hooper Holmes, Inc.	114,623
10,200	@,L	iPayment, Inc.	423,504
60,717	@	Labor Ready, Inc.	1,264,128
18,200		MAXIMUS, Inc.	667,758
13,875	@,L	Midas, Inc.	254,745
29,847	@,L	NCO Group, Inc.	505,011
22,395	@	On Assignment, Inc.	244,329
21,300	@,L	Parexel International Corp.	431,538
120,417		Pharmaceutical Product Development, Inc.	7,459,833
34,769		Pre-Paid Legal Services, Inc.	1,328,523
18,700	@,L	SFBC International, Inc.	299,387
12,812	@,L	SourceCorp.	307,232
115,324	@,L	Spherion Corp.	1,154,393
11,900	L	Startek, Inc.	214,200
24,525	@,L	Vertrue, Inc.	866,468
22,825	L	Viad Corp.	669,457
11,650	@	Volt Information Sciences, Inc.	221,583
45,371		Watson Wyatt & Co. Holdings	1,265,851
			30,466,973
		Computers: 3.0%
47,713		Agilysys, Inc.	869,331
62,285	@,L	CACI International, Inc.	3,573,913
30,375	@	Carreker Corp.	151,571
9,700	@	Catapult Communications Corp.	143,463
46,500	@,L	Ciber, Inc.	306,900
44,337		Factset Research Systems, Inc.	1,824,911
59,800	@,L	Komag, Inc.	2,072,668
38,387	@,L	Kronos, Inc.	1,606,880
27,875	@,L	Manhattan Associates, Inc.	570,880
22,006	@,L	Mercury Computer Systems, Inc.	453,984
114,980	@	Micros Systems, Inc.	5,555,834
65,275	L	MTS Systems Corp.	2,261,126
26,135	@,L	Radiant Systems, Inc.	317,802
19,300	@,L	Radisys Corp.	334,662
25,465	@,L	Synaptics, Inc.	629,495
21,658	L	Talx Corp.	989,987
			21,663,407
		Distribution/Wholesale: 2.1%
31,400	@	Brightpoint, Inc.	870,722
42,634	L	Building Materials Holding Corp.	2,908,065
79,385		Hughes Supply, Inc.	2,845,952
44,411		Owens & Minor, Inc.	1,222,635
62,693	L	SCP Pool Corp.	2,333,433
68,370	@	United Stationers, Inc.	3,315,945
25,068		Watsco, Inc.	1,499,317
			14,996,069
		Diversified Financial Services: 0.9%
16,650		Financial Federal Corp.	$740,093
50,725	@	Investment Technology Group, Inc.	1,797,694
21,100	@,L	Piper Jaffray Cos	852,440
42,332	@,L	Portfolio Recovery Associates, Inc.	1,965,898
24,797	L	SWS Group, Inc.	519,249
27,464	@,L	World Acceptance, Corp.	782,724
			6,658,098
		Electric: 0.9%
13,886		Allete, Inc.	610,984
46,500		Avista Corp.	823,515
8,525		Central Vermont Public Service Corp.	153,535
15,200		CH Energy Group, Inc.	697,680
58,785		Cleco Corp.	1,225,667
53,026	@,L	El Paso Electric Co.	1,115,667
4,700		Green Mountain Power Corp.	135,219
14,880	L	UIL Holdings Corp.	684,331
37,525	L	Unisource Energy Corp.	1,170,780
			6,617,378
		Electrical Components & Equipment: 0.5%
24,300	@,L	Advanced Energy Industries, Inc.	287,469
48,357		Belden Cdt, Inc.	1,181,362
11,064		C&D Technologies, Inc.	84,308
40,750	@,L	Greatbatch, Inc.	1,059,908
16,077	@,L	Intermagnetics General Corp.	512,856
7,705	@,L	Littelfuse, Inc.	209,961
22,384	L	Vicor Corp.	353,891
			3,689,755
		Electronics: 3.8%
12,369		Analogic Corp.	591,857
12,953	L	Bel Fuse, Inc.	411,905
64,344		Brady Corp.	2,327,966
42,276	@	Checkpoint Systems, Inc.	1,042,103
94,810	@	Coherent, Inc.	2,813,961
31,075		CTS Corp.	343,690
108,600	@,L	Cymer, Inc.	3,856,386
16,063	L	Daktronics, Inc.	474,983
20,011	@	Dionex Corp.	982,140
26,922	@,L	Electro Scientific Industries, Inc.	650,166
27,359	@,L	FEI Co.	524,472
79,600	@,L	Flir Systems, Inc.	1,777,468
75,900	@	Itron, Inc.	3,039,036
20,950		Keithley Instruments, Inc.	292,881
35,200		Methode Electronics, Inc.	350,944
18,625		Park Electrochemical Corp.	483,878
38,375	@,L	Paxar Corp.	753,301
14,079	@,L	Photon Dynamics, Inc.	257,364
5,645	@,L	Planar Systems, Inc.	47,249
6,400	@,L	Rogers Corp.	250,752
9,475	@	SBS Technologies, Inc.	95,413
25,175	@,L	Sonic Solutions, Inc.	380,394
40,305		Technitrol, Inc.	689,216
65,600	@	Trimble Navigation Ltd.	2,328,144
26,350	L	Watts Water Technologies, Inc.	798,142
18,953		Woodward Governor Co.	1,630,148
6,108		X-Rite, Inc.	61,080
			27,255,039

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
SMALLCAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Energy-Alternate Sources: 0.4%
80,340	@,L	Headwaters, Inc.	$2,847,250
			2,847,250
		Engineering & Construction: 1.0%
31,349	@,L	EMCOR Group, Inc.	2,116,998
22,180	@,L	Insituform Technologies, Inc.	429,627
90,772	@,L	Shaw Group, Inc.	2,640,557
49,608	@	URS Corp.	1,865,757
			7,052,939
		Entertainment: 0.1%
32,875	@,L	Shuffle Master, Inc.	826,478
			826,478
		Environmental Control: 0.6%
36,894	@,L	Aleris International, Inc.	1,189,463
58,376	@,L	Tetra Tech, Inc.	914,752
57,250	@,L	Waste Connections, Inc.	1,972,835
			4,077,050
		Food: 1.9%
13,461	L	American Italian Pasta Co.	91,535
93,739		Corn Products International, Inc.	2,239,425
108,365	L	Flowers Foods, Inc.	2,986,539
20,700	@,L	Great Atlantic & Pacific Tea Co.	657,846
34,655	@,L	Hain Celestial Group, Inc.	733,300
10,773	L	J&J Snack Foods Corp.	640,024
32,015		Lance, Inc.	596,439
24,755	L	Nash Finch Co.	630,757
37,900	@,L	Performance Food Group Co.	1,075,223
61,073	@	Ralcorp Holdings, Inc.	2,437,423
15,525	L	Sanderson Farms, Inc.	473,978
30,024	@,L	TreeHouse Foods, Inc.	562,049
17,500	@,L	United Natural Foods, Inc.	462,000
			13,586,538
		Forest Products & Paper: 0.4%
22,325	@	Buckeye Technologies, Inc.	179,716
26,225	@,L	Caraustar Industries, Inc.	227,895
12,521	L	Deltic Timber Corp.	649,339
15,100	L	Neenah Paper, Inc.	422,800
32,725		Rock-Tenn Co.	446,696
48,373		Wausau-Mosinee Paper Corp.	573,220
			2,499,666
		Gas: 3.2%
165,463		Atmos Energy Corp.	4,328,512
9,084	L	Cascade Natural Gas Corp.	177,229
91,083		Energen Corp.	3,308,135
22,550		Laclede Group, Inc.	658,686
30,000		New Jersey Resources Corp.	1,256,700
36,716	L	Northwest Natural Gas Co.	1,254,953
96,575	L	Piedmont Natural Gas Co.	2,333,252
34,169		South Jersey Industries, Inc.	995,685
132,502		Southern Union Co.	3,131,022
43,095		Southwest Gas Corp.	1,137,708
204,772		UGI Corp.	4,218,303
			22,800,185
		Hand/Machine Tools: 0.2%
6,292	L	Baldor Electric Co.	161,390
29,853		Regal-Beloit Corp.	1,056,796
			1,218,186
		Healthcare-Products: 5.2%
79,900	@,L	American Medical Systems Holdings, Inc.	$1,424,617
18,050	@,L	Biosite, Inc.	1,016,035
15,875	@,L	Conmed Corp.	375,603
51,975	L	Cooper Cos., Inc.	2,666,318
9,750	@,L	Cyberonics	314,925
13,626		Datascope Corp.	450,339
10,417	L	Diagnostic Products Corp.	505,745
22,376	@,L	DJ Orthopedics, Inc.	617,130
29,000	@	Haemonetics Corp.	1,416,940
135,820	@,L	Hologic, Inc.	5,150,294
12,225	@,L	ICU Medical, Inc.	479,342
39,136	@,L	Idexx Laboratories, Inc.	2,817,009
140,187	@	Immucor, Inc.	3,274,768
12,514		Invacare Corp.	394,066
21,615	L	LCA-Vision, Inc.	1,026,929
45,300		Mentor Corp.	2,087,424
25,175	@,L	Merit Medical Systems, Inc.	305,625
10,700	L	PolyMedica Corp.	358,129
11,250	@	Possis Medical, Inc.	111,938
82,200	@	Resmed, Inc.	3,149,082
136,719	@	Respironics, Inc.	5,068,173
16,050	@,L	SurModics, Inc.	593,690
49,050	@	Sybron Dental Specialties, Inc.	1,952,681
36,100	@,L	Viasys Healthcare, Inc.	927,770
10,253		Vital Signs, Inc.	439,033
			36,923,605
		Healthcare-Services: 2.9%
6,550	@,L	Amedisys, Inc.	276,672
53,373	@	Ameri Group Corp.	1,038,639
35,000	@,L	American Healthways, Inc.	1,583,750
26,225	@,L	Amsurg Corp.	599,504
44,866	@,L	Centene Corp.	1,179,527
25,875	@	Gentiva Health Services, Inc.	381,398
105,884	@,L	Odyssey HealthCare, Inc.	1,973,678
49,300	@	Pediatrix Medical Group, Inc.	4,366,501
26,025	@,L	RehabCare Group, Inc.	525,705
73,784	@,L	Sierra Health Services	5,899,769
35,650	@,L	Sunrise Senior Living, Inc.	1,201,762
50,127	@,L	United Surgical Partners International, Inc.	1,611,583
			20,638,488
		Home Builders: 2.7%
72,660	@,L	Champion Enterprises, Inc.	989,629
59,800	@,L	Fleetwood Enterprises, Inc.	738,530
10,432		M/I Homes, Inc.	423,748
37,950	L	MDC Holdings, Inc.	2,352,141
26,700	@,L	Meritage Homes Corp.	1,679,964
11,725	@,L	NVR, Inc.	8,230,950
8,975	L	Skyline Corp.	326,690
81,550	L	Standard-Pacific Corp.	3,001,040
35,700	L	Winnebago Industries	1,188,096
			18,930,788
		Home Furnishings: 0.4%
54,193	@,L	Audiovox Corp.	751,115
37,175		Ethan Allen Interiors, Inc.	1,358,003
45,930	L	La-Z-Boy, Inc.	622,811
			2,731,929
		Household Products/Wares: 0.7%
34,286	L	CNS, Inc.	751,206
21,659	@,L	Fossil, Inc.	465,885
31,811		Harland John H. Co.	1,196,094

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
SMALLCAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Household Products/Wares (continued)
74,400	@	Playtex Products, Inc.	$1,017,048
42,925	@,L	Spectrum Brands, Inc.	871,807
18,579	L	Standard Register Co.	293,734
16,425		WD-40 Co.	431,321
			5,027,095
		Housewares: 0.8%
9,175		Libbey, Inc.	93,769
122,385		Toro Co.	5,356,791
			5,450,560
		Insurance: 4.9%
33,410	L	Delphi Financial Group	1,537,194
42,650		Hilb Rogal & Hamilton Co.	1,642,452
22,387	L	Infinity Property & Casualty Corp.	833,020
58,975	L	Landamerica Financial Group, Inc.	3,680,040
52,953	@,L	Philadelphia Consolidated Holding Co.	5,120,026
34,629		Presidential Life Corp.	659,336
36,452	@,L	ProAssurance Corp.	1,773,025
43,166		RLI Corp.	2,152,688
90,032	L	Selective Insurance Group	4,780,699
55,871	L	Stewart Information Services Corp.	2,719,242
111,452		UICI	3,957,661
33,055		United Fire & Casualty Co.	1,336,414
107,100		Zenith National Insurance Corp.	4,939,452
			35,131,249
		Internet: 1.1%
32,900	@	Digital Insight Corp.	1,053,458
30,800	@,L	Infospace, Inc.	795,256
76,359	@,L	Internet Security Systems	1,599,721
25,925	@,L	j2 Global Communications, Inc.	1,108,035
30,121	@,L	Secure Computing Corp.	369,283
36,775	@,L	WebEx Communications, Inc.	795,443
28,150	@,L	Websense, Inc.	1,847,766
			7,568,962
		Iron/Steel: 1.3%
23,640	L	Carpenter Technology	1,665,911
21,100	@,L	Chaparral Steel Co.	638,275
41,127	L	Cleveland-Cliffs, Inc.	3,642,618
7,300	@	Material Sciences Corp.	102,930
35,075		Reliance Steel & Aluminum Co.	2,143,784
20,781		Ryerson Tull, Inc.	505,394
8,850	L	Steel Technologies, Inc.	247,712
			8,946,624
		Leisure Time: 0.6%
24,385		Arctic Cat, Inc.	489,163
47,400	@	Bally Total Fitness Holding Corp.	297,672
17,600	@,L	K2, Inc.	177,936
70,700	@,L	Multimedia Games, Inc.	653,975
11,600	@,L	Pegasus Solutions, Inc.	104,052
49,225	L	Polaris Industries, Inc.	2,471,095
			4,193,893
		Lodging: 0.1%
34,000	@,L	Aztar Corp.	1,033,260
			1,033,260
		Machinery-Construction & Mining: 1.0%
14,649	@	Astec Industries, Inc.	$478,436
139,276		JLG Industries, Inc.	6,359,342
			6,837,778
		Machinery-Diversified: 1.9%
40,229		Albany International Corp.	1,454,681
48,584		Applied Industrial Technologies, Inc.	1,636,795
59,100		Briggs & Stratton Corp.	2,292,489
55,675		Cognex Corp.	1,675,261
26,400	@,L	Gardner Denver, Inc.	1,301,520
49,402	@	Gerber Scientific, Inc.	472,777
63,652		IDEX Corp.	2,616,734
7,500	L	Lindsay Manufacturing Co.	144,225
33,075	L	Manitowoc Co.	1,661,027
12,933		Stewart & Stevenson Services	273,274
			13,528,783
		Media: 0.0%
8,725		Thomas Nelson, Inc.	215,071
			215,071
		Metal Fabricate/Hardware: 1.8%
9,066	@,L	AM Castle & Co.	198,001
110,150		Commercial Metals Co.	4,135,031
56,355	L	Kaydon Corp.	1,811,250
9,742		Lawson Products	367,663
40,750		Mueller Industries, Inc.	1,117,365
22,308	@	NS Group, Inc.	932,697
71,957		Quanex Corp.	3,595,691
18,297		Valmont Industries, Inc.	612,218
			12,769,916
		Mining: 0.3%
8,893		Amcol International Corp.	182,484
9,896	@	Brush Engineered Materials, Inc.	157,346
25,025	@	Century Aluminum Co.	655,905
24,433	@,L	RTI International Metals, Inc.	927,232
			1,922,967
		Miscellaneous Manufacturing: 2.9%
89,075	L	Acuity Brands, Inc.	2,832,585
39,175		AO Smith Corp.	1,375,043
98,492		Aptargroup, Inc.	5,141,282
19,975	L	Barnes Group, Inc.	659,175
27,325	@,L	Ceradyne, Inc.	1,196,835
63,200		Clarcor, Inc.	1,877,672
62,300	@,L	EnPro Industries, Inc.	1,678,985
26,573	@,L	Griffon Corp.	632,703
5,800	@	Lydall, Inc.	47,270
2,000	@,I,L,X	Mascotech, Inc.	-
25,337		Myers Industries, Inc.	369,413
105,800		Roper Industries, Inc.	4,180,158
10,565	L	Standex International Corp.	293,284
22,400	L	Sturm Ruger & Co., Inc.	157,024
			20,441,429
		Office Furnishings: 0.1%
82,582	@,L	Interface, Inc.	678,824
			678,824
		Office/Business Equipment: 0.1%
23,964	@,L	Global Imaging Systems, Inc.	829,873
			829,873

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
SMALLCAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Oil & Gas: 5.3%
5,100	@,L	Atwood Oceanics, Inc.	$397,953
54,200	L	Cabot Oil & Gas Corp.	2,444,420
187,542	L	Cimarex Energy Co.	8,066,181
152,950		Frontier Oil Corp.	5,740,214
20,883	L	Penn Virginia Corp.	1,198,684
46,150	@,L	Petroleum Development Corp.	1,538,641
52,522	@,L	Remington Oil & Gas Corp.	1,917,053
74,382	L	St. Mary Land & Exploration Co.	2,738,001
31,293	@,L	Stone Energy Corp.	1,424,770
84,844	@,L	Swift Energy Co.	3,823,919
54,450	@	Unit Corp.	2,996,384
102,573		Vintage Petroleum, Inc.	5,470,218
			37,756,438
		Oil & Gas Services: 2.4%
90,956	@	Cal Dive International, Inc.	3,264,411
7,572	@	Dril-Quip, Inc.	357,398
22,300	@	Hydril	1,395,980
33,304	@,L	Lone Star Technologies	1,720,485
14,533	L	Lufkin Industries, Inc.	724,761
51,825	@,L	Maverick Tube Corp.	2,065,745
30,150	@	Oceaneering International, Inc.	1,500,867
22,025	@,L	Seacor Smit, Inc.	1,499,903
38,049	@	Tetra Technologies, Inc.	1,161,255
68,450	@,L	Veritas DGC, Inc.	2,429,291
31,725	@	W-H Energy Services, Inc.	1,049,463
			17,169,559
		Packaging & Containers: 0.0%
17,400		Chesapeake Energy Corp.	295,452
			295,452
		Pharmaceuticals: 1.0%
124,169		Alpharma, Inc.	3,540,058
10,175	@,L	Bradley Pharmaceuticals, Inc.	96,663
32,292	@,L	Connetics Corp.	466,619
62,079		Medicis Pharmaceutical	1,989,632
12,376		Natures Sunshine Prods, Inc.	223,758
19,300	@	Theragenics Corp.	58,286
18,300	@,L	USANA Health Sciences, Inc.	701,988
			7,077,004
		Real Estate Investment Trust: 2.0%
28,616		Acadia Realty Trust	573,751
19,716	L	Colonial Properties Trust	827,678
56,250	L	Commercial Net Lease Realty	1,145,812
21,361	L	EastGroup Properties, Inc.	964,663
25,300		Entertainment Properties Trust	1,030,975
28,600		Essex Property Trust, Inc.	2,636,920
19,450		Glenborough Realty Trust, Inc.	352,045
33,785		Kilroy Realty Corp.	2,091,291
56,057	L	Lexington Corporate Properties Trust	1,194,014
66,200		New Century Financial Corp.	2,387,834
6,300	L	Parkway Properties, Inc./Md	252,882
18,334		Sovran Self Storage, Inc.	861,148
5,470		Town & Country Trust/The	184,941
			14,503,954
		Retail: 9.5%
16,650		Brown Shoe Co., Inc.	706,459
50,350		Burlington Coat Factory Warehouse Corp.	2,024,573
99,483		Casey’s General Stores, Inc.	$2,467,178
25,300		Cash America International, Inc.	586,707
57,678		Cato Corp.	1,237,193
71,568	@	CEC Entertainment, Inc.	2,436,175
66,812	@,L	Childrens Place	3,301,849
34,975	L	Christopher & Banks Corp.	656,830
42,195	@,L	Dress Barn, Inc.	1,629,149
45,900		Finish Line	799,578
37,900	L	Fred’s, Inc.	616,633
69,231	@,L	Genesco, Inc.	2,685,470
23,025	@,L	Group 1 Automotive, Inc.	723,676
28,200	@,L	Guitar Center, Inc.	1,410,282
14,125	L	Haverty Furniture Cos., Inc.	182,071
116,267	@,L	Hibbett Sporting Goods, Inc.	3,311,284
43,100	@,L	HOT Topic, Inc.	614,175
39,333	L	IHOP Corp.	1,845,111
49,400	@,L	Insight Enterprises, Inc.	968,734
22,400	@	J Jill Group, Inc.	426,272
71,998	@,L	Jack in the Box, Inc.	2,514,890
26,597	@,L	Jo-Ann Stores, Inc.	313,845
12,500	@,L	JOS A Bank Clothiers, Inc.	542,625
47,780	L	Landry’s Restaurants, Inc.	1,276,204
46,000	@,L	Linens ‘N Things, Inc.	1,223,600
22,634		Lone Star Steakhouse & Saloon	537,331
54,114		Longs Drug Stores Corp.	1,969,208
62,670	@	Men’s Wearhouse, Inc.	1,845,005
44,325	L	Movie Gallery, Inc.	248,663
19,100	@,L	O’Charleys, Inc.	296,241
83,317	@,L	Panera Bread Co.	5,472,261
36,655	@,L	Papa John’s International, Inc.	2,174,008
21,800		PEP Boys-Manny Moe & Jack	324,602
28,600	@,L	PF Chang’s China Bistro, Inc.	1,419,418
32,475	@,L	Rare Hospitality International, Inc.	986,915
13,400	@,L	Red Robin Gourmet Burgers, Inc.	682,864
38,275	@,L	Ryan’s Restaurant Group	461,596
25,400	@,L	School Specialty, Inc.	925,576
103,458	@,L	Select Comfort Corp.	2,829,576
91,163	L	Sonic Automotive, Inc.	2,031,112
69,793	@,L	Sonic Corp.	2,058,893
26,450		Stage Stores, Inc.	787,681
25,400	@,L	Steak N Shake Co.	430,530
32,805		Stein Mart, Inc.	595,411
96,826	@	Too, Inc.	2,731,461
39,600	@,L	Tractor Supply Co.	2,096,424
28,500		World Fuel Services Corp.	961,020
53,225	@,L	Zale Corp.	1,338,609
			67,704,968
		Savings & Loans: 1.4%
31,682	L	Anchor Bancorp Wisconsin, Inc.	961,232
48,900		BankAtlantic Bancorp, Inc.	684,600
25,955	L	Bankunited Financial Corp.	689,624
32,050	L	Dime Community Bancshares	468,250
23,177	L	Downey Financial Corp.	1,585,075
22,772	L	Fidelity Bankshares, Inc.	744,644
18,400	@,L	FirstFed Financial Corp.	1,003,168
45,097		Flagstar Bancorp, Inc.	649,397
42,314	@	Franklin Bank Corp.	761,229
31,775		MAF Bancorp, Inc.	1,314,849
45,831		Sterling Financial Corp.	1,144,858
			10,006,926

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
SMALLCAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Semiconductors: 1.7%
21,817	@,L	Actel Corp.	$277,730
99,674	@	Axcelis Technologies, Inc.	475,445
88,994	@	Brooks Automation, Inc.	1,115,095
20,950	L	Cohu, Inc.	479,126
59,235	@	DSP Group, Inc.	1,484,429
22,639	@	ESS Technology	77,652
42,517	@	Exar Corp.	532,313
112,085	@	Kopin Corp.	599,655
45,875	@,L	Kulicke & Soffa Industries, Inc.	405,535
73,450	@,L	Microsemi Corp.	2,031,627
19,575	@,L	Pericom Semiconductor Corp.	156,013
18,350	@,L	Photronics, Inc.	276,351
27,100	@,L	Power Integrations, Inc.	645,251
14,100	@	Rudolph Technologies, Inc.	181,608
71,000	@,L	Skyworks Solutions, Inc.	361,390
24,750	@	Standard Microsystems Corp.	710,077
34,725	@,L	Supertex, Inc.	1,536,581
16,575	@,L	Varian Semiconductor Equipment Associates, Inc.	728,140
			12,074,018
		Software: 5.1%
21,025	@,L	Altiris, Inc.	355,112
98,973	@,L	Ansys, Inc.	4,225,157
16,908	@,L	Avid Technology, Inc.	925,882
39,107	@	Captaris, Inc.	144,305
38,025	@,L	Cerner Corp.	3,456,853
42,975	@,L	Dendrite International, Inc.	619,270
32,050	@,L	Digi International, Inc.	336,204
63,899	@,L	eFunds Corp.	1,497,793
19,605	@	EPIQ Systems, Inc.	363,477
45,830	@	Filenet Corp.	1,184,705
155,747		Global Payments, Inc.	7,259,368
117,922	@	Hyperion Solutions Corp.	4,223,966
21,499		Inter-Tel, Inc.	420,735
45,718	@	JDA Software Group, Inc.	777,663
47,233	@,L	Keane, Inc.	520,035
23,878	@,L	Mantech International Corp.	665,241
20,817	@,L	Mapinfo Corp.	262,502
31,644	@	MRO Software, Inc.	444,282
35,852	@,L	NDCHealth Corp.	689,434
21,100	@,L	Open Solutions, Inc.	483,612
25,184	@,L	Phoenix Technologies Ltd.	157,652
87,174	@,L	Progress Software Corp.	2,473,998
9,100	@,L	Quality Systems, Inc.	698,516
82,616	@	Serena Software, Inc.	1,936,519
44,053	@	SPSS, Inc.	1,362,559
25,900	@,L	THQ, Inc.	617,715
			36,102,555
		Storage/Warehousing: 0.1%
9,148	@,L	Mobile Mini, Inc.	433,615
			433,615
		Telecommunications: 1.1%
73,550	@	Aeroflex, Inc.	790,662
35,901	L	Anixter International, Inc.	1,404,447
21,191		Black Box Corp.	1,004,030
25,325		Commonwealth Telephone Enterprises, Inc.	855,225
21,600	@,L	Comtech Telecommunications	659,664
29,800	@,L	Ditech Communications Corp.	248,830
44,816	@	General Communication	462,949
17,350	@,L	Intrado, Inc.	399,397
33,300	@,L	Netgear, Inc.	641,025
15,775	@	Network Equipment Technologies, Inc.	$69,410
33,600	@,L	Novatel Wireless, Inc.	406,896
42,561	@,L	Symmetricom, Inc.	360,492
20,600	@	Tollgrade Communications, Inc.	225,158
8,773	@,L	Viasat, Inc.	234,502
			7,762,687
		Textiles: 0.1%
23,842		G&K Services, Inc.	935,798
			935,798
		Toys/Games/Hobbies: 0.2%
58,170	@,L	Jakks Pacific, Inc.	1,218,080
29,475	@	Lenox Group, Inc.	390,249
			1,608,329
		Transportation: 2.2%
49,250	L	Arkansas Best Corp.	2,151,240
36,300	@	EGL, Inc.	1,363,791
32,462		Forward Air Corp.	1,189,732
59,694		Heartland Express, Inc.	1,211,191
38,413	@	HUB Group, Inc.	1,357,900
29,550	@,L	Kirby Corp.	1,541,623
29,070	L	Knight Transportation, Inc.	602,621
110,814		Landstar System, Inc.	4,625,377
22,142	@	Offshore Logistics, Inc.	646,546
26,170	@,L	Old Dominion Freight Line	706,067
			15,396,088
		Water: 0.1%
14,005	L	American States Water Co.	431,354
			431,354
		Total Common Stock (Cost $652,512,994)	705,747,458
WARRANTS: 0.0%
		Aerospace/Defense: 0.0%
116	@,X	Timco Aviation Services	3
		Total Warrants (Cost $0)	3
		Total Long-Term Investments: (Cost $652,512,994)	705,747,461

Principal Amount		Value

SHORT-TERM INVESTMENTS: 26.3%
	Repurchase Agreement 1.0%
$7,475,000	Goldman Sachs Repurchase Agreement dated, 12/30/05, 4.250%, due 01/03/06, $7,478,530 to be received upon repurchase (Collateralized by $7,677,000 Federal National Mortgage Association, 3.875%, Market Value plus accrued interest $7,625,439, due 05/15/07)	$7,475,000
	Total Repurchase Agreements (Cost $7,475,000)	7,475,000

See Accompanying Notes to Financial Statements

ING VP INDEX PLUS	PORTFOLIO OF INVESTMENTS
SMALLCAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
	Securities Lending Collateralcc: 25.3%
$179,673,000	The Bank of New York Institutional Cash Reserves Fund		$179,673,000
	Total Securities Lending Collateral (Cost $179,673,000)		179,673,000
	Total Short-Term Investments (Cost $187,148,000)		187,148,000
	Total Investments in Securities (Cost $839,660,994)*	125.5%	$892,895,461
	Other Assets and Liabilities-Net	(25.5)	(181,682,429)
	Net Assets	100.0%	$711,213,032
@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors.
*	Cost for federal income tax purposes is $843,480,109. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation		$75,203,906
	Gross Unrealized Depreciation		(25,788,554)
	Net Unrealized Appreciation		$49,415,352

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 65.0%
		Advertising: 0.0%
1,465	L	Catalina Marketing Corp.	$37,138
			37,138
		Aerospace/Defense: 2.1%
910	@,L	Alliant Techsystems, Inc.	69,315
510	@,L	Armor Holdings, Inc.	21,752
24,600		Boeing Co.	1,727,904
215		Engineered Support Systems, Inc.	8,953
9,200		General Dynamics Corp.	1,049,260
585		Kaman Corp.	11,519
17,300		Lockheed Martin Corp.	1,100,799
23,082		Raytheon Co.	926,742
11,300		Rockwell Collins, Inc.	525,111
660	@,L	Teledyne Technologies, Inc.	19,206
13,400		United Technologies Corp.	749,194
			6,209,755
		Agriculture: 1.4%
25,450		Altria Group, Inc.	1,901,624
35,900		Archer-Daniels-Midland Co.	885,294
10,237	@@	British American Tobacco PLC	228,261
19	@@	Japan Tobacco, Inc.	277,579
5,500	L	Reynolds America, Inc.	524,315
14,900	@@	Swedish Match AB	174,938
			3,992,011
		Airlines: 0.3%
746	@,L	Mesa Air Group, Inc.	7,803
923		Skywest, Inc.	24,792
42,500		Southwest Airlines Co.	698,275
			730,870
		Apparel: 0.4%
22,800	@	Coach, Inc.	760,152
690	@,L	Gymboree Corp.	16,146
524		K-Swiss, Inc.	16,999
1,420		Polo Ralph Lauren Corp.	79,719
640	@	Quiksilver, Inc.	8,858
1,760	@	Timberland Co.	57,288
5,850		VF Corp.	323,739
270		Wolverine World Wide, Inc.	6,064
			1,268,965
		Auto Manufacturers: 0.5%
5,927	@@	DaimlerChrysler AG	300,561
103,700	L	Ford Motor Co.	800,564
390	L	Oshkosh Truck Corp.	17,390
5,200	@@	Volvo AB	244,888
			1,363,403
		Auto Parts & Equipment: 0.3%
11,500	@,L	Goodyear Tire & Rubber Co.	199,870
2,300	@@	Magna International, Inc.	165,390
1,390	L	Modine Manufacturing Co.	45,300
6,600	@@	NOK Corp.	178,717
13,000	@@	Sumitomo Rubber Industries, Inc.	185,261
			774,538
		Banks: 5.1%
45,249	@@	Banca Intesa S.p.A.	$239,053
5,600	@@,L	Banco Itau Holding Financeira SA ADR	134,512
83,450	L	Bank of America Corp.	3,851,235
1,300		Bank of Hawaii Corp.	67,002
16,100	@@	Bank of Ireland	252,173
24,800		BB&T Corp.	1,039,368
4,800	@@	BNP Paribas	386,332
566	L	Central Pacific Financial Corp.	20,331
800	L	Chittenden Corp.	22,248
10,400		Comerica, Inc.	590,304
8,600	@@	Commerzbank AG	265,193
22,000	@@	DBS Group Holdings Ltd.	217,948
2,908	@@	Deutsche Bank AG	280,383
286	L	East-West Bancorp, Inc.	10,436
1,045		Fremont General Corp.	24,275
1,800		Greater Bay Bancorp	46,116
28,220	@@	HBOS PLC	480,418
250		Hudson United Bancorp	10,420
5,800	@@	ICICI Bank Ltd. ADR	167,040
3,700	@@	KBC Bancassurance Holding	343,189
1,660		Mercantile Bankshares Corp.	93,690
31	@@	Mitsubishi Tokyo Financial Group, Inc.	421,810
45	@@	Mizuho Financial Group, Inc.	356,885
1,560	@@	OTP Bank Rt GDR	102,336
14,646		PNC Financial Services Group, Inc.	905,562
16,515	@@	Royal Bank of Scotland Group PLC	497,293
381		South Financial Group, Inc.	10,493
24,000	@@	Sumitomo Trust & Banking Co., Ltd.	244,517
13,200	@@	SunCorp.-Metway Ltd.	193,608
5,150	@@	UBS AG	488,063
23,100		US BanCorp.	690,459
20,450		Wachovia Corp.	1,080,987
20,650		Wells Fargo & Co.	1,297,440
100		Whitney Holding Corp.	2,756
1,736		Wilmington Trust Corp.	67,548
			14,901,423
		Beverages: 1.9%
53,300		Coca-Cola Co.	2,148,523
24,300	@@	Diageo PLC	350,406
8,700		Pepsi Bottling Group, Inc.	248,907
41,450		PepsiCo, Inc.	2,448,866
13,804	@@	SABMiller PLC	250,986
			5,447,688
		Biotechnology: 0.4%
15,050	@	Amgen, Inc.	1,186,843
1,816	@	Savient Pharmaceuticals, Inc.	6,792
			1,193,635
		Building Materials: 0.2%
16,000	@@,L	Asahi Glass Co. Ltd	205,969
370	@,L	Drew Industries, Inc.	10,430
620		Florida Rock Industries, Inc.	30,417
2,600	@@	Lafarge SA	232,944
300	L	Lennox International, Inc.	8,460
1,340		Martin Marietta Materials, Inc.	102,805
			591,025

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Chemicals: 1.0%
2,400		Chemtura Corp.	$30,480
14,900		Dow Chemical Co.	652,918
14,150	L	EI Du Pont de Nemours & Co.	601,375
5,249		Lyondell Chemical Co.	125,031
230		Penford Corp.	2,806
13,050		PPG Industries, Inc.	755,595
5,300	@@,#	Reliance Industries Ltd. GDR	209,509
37,000	@@	Sumitomo Chemical Co., Ltd.	253,741
2,400	@@	Umicore	282,458
			2,913,913
		Coal: 0.0%
1,060		Peabody Energy Corp.	87,365
			87,365
		Commercial Services: 0.8%
450	L	Administaff, Inc.	18,923
1,500	@,L	Alliance Data Systems Corp.	53,400
2,320	@,L	Career Education Corp.	78,230
300	@	Consolidated Graphics, Inc.	14,202
915		Corporate Executive Board Co.	82,076
170		CPI Corp.	3,181
1,881	@	Education Management Corp.	63,032
8,800		Equifax, Inc.	334,576
19,900		H&R Block, Inc.	488,545
700		Manpower, Inc.	32,550
16,750		McKesson Corp.	864,133
598		Pharmaceutical Product Development, Inc.	37,046
270		Pre-Paid Legal Services, Inc.	10,317
60,500	@@	Rentokil Initial Plc	170,178
1,570	@,L	Spherion Corp.	15,716
265	@	Vertrue, Inc.	9,362
			2,275,467
		Computers: 3.3%
800		Agilysys, Inc.	14,576
23,600	@	Apple Computer, Inc.	1,696,604
155	@,L	CACI International, Inc.	8,894
4,575	@	Cadence Design Systems, Inc.	77,409
2,700	@	Ceridian Corp.	67,095
920	@	Cognizant Technology Solutions Corp.	46,322
62,650	@	Dell, Inc.	1,878,874
1,130	@,L	DST Systems, Inc.	67,698
88,600	@	EMC Corp.	1,206,732
180	L	Factset Research Systems, Inc.	7,409
74,100		Hewlett-Packard Co.	2,121,483
900	L	Imation Corp.	41,463
19,450		International Business Machines Corp.	1,598,790
175	@,L	Kronos, Inc.	7,326
710	@,L	Manhattan Associates, Inc.	14,541
576	@,L	Micros Systems, Inc.	27,832
460	L	MTS Systems Corp.	15,934
1,500		Reynolds & Reynolds Co.	42,105
2,250	@,L	Sandisk Corp.	141,345
2,910	@	Synopsys, Inc.	58,375
440	L	Talx Corp.	20,112
9,344	@@	Tietoenator OYJ	340,242
4,150	@,L	Western Digital Corp.	77,232
			9,578,393
		Cosmetics/Personal Care: 0.9%
43,100		Procter & Gamble Co.	$2,494,628
			2,494,628
		Distribution/Wholesale: 0.3%
600	@,L	Brightpoint, Inc.	16,638
248	L	Building Materials Holding Corp.	16,916
11,000		Genuine Parts Co.	483,120
350	L	Hughes Supply, Inc.	12,548
255		SCP Pool Corp.	9,491
26,000	@@	Sumitomo Corp.	336,212
515	@,L	United Stationers, Inc.	24,978
			899,903
		Diversified Financial Services: 5.0%
16,150	S	American Express Co.	831,079
55,900	L	Charles Schwab Corp.	820,053
64,900		Citigroup, Inc.	3,149,597
12,100		Fannie Mae	590,601
13,700		Goldman Sachs Group, Inc.	1,749,627
74,000	@@	Hong Kong Exchanges and Clearing Ltd.	306,833
1,670	L	IndyMac Bancorp, Inc.	65,163
44,000		JPMorgan Chase & Co.	1,746,360
962		Legg Mason, Inc.	115,142
9,800		Lehman Brothers Holdings, Inc.	1,256,066
26,600		Merrill Lynch & Co., Inc.	1,801,618
31,350		Morgan Stanley	1,778,799
360	@,L	Portfolio Recovery Associates, Inc.	16,718
1,040	@@	SFCG Co,. Ltd.	251,454
480	@,L	World Acceptance, Corp.	13,680
			14,492,790
		Electric: 1.3%
11,500		Constellation Energy Group, Inc.	662,400
5,000		Dominion Resources, Inc.	386,000
18,800		Edison International	819,868
11,000	@@	Fortum OYJ	205,499
3,700	@@	RWE AG	271,264
1,440		SCANA Corp.	56,707
8,900	L	Southern Co.	307,317
21,400		TXU Corp.	1,074,066
1,480		Wisconsin Energy Corp.	57,809
			3,840,930
		Electrical Components & Equipment: 0.5%
1,700		Ametek, Inc.	72,318
16,223		Emerson Electric Co.	1,211,858
18,000	@@	Sumitomo Electric Industries Ltd.	273,188
			1,557,364
		Electronics: 0.7%
25,800	@	Agilent Technologies, Inc.	858,882
600		Amphenol Corp.	26,556
2,194	@	Arrow Electronics, Inc.	70,274
2,779	@	Avnet, Inc.	66,529
260		Brady Corp.	9,407
615	@	Coherent, Inc.	18,253
610	@,L	Cymer, Inc.	21,661
390	@,L	Flir Systems, Inc.	8,709
7,200	@@	Hoya Corp.	258,587
475	@,L	Itron, Inc.	19,019

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Electronics (continued)
12,600	@@	Koninklijke Philips Electronics NV	$389,891
60,474	@,L	Solectron Corp.	221,335
300	@	Trimble Navigation Ltd.	10,647
1,235	@,L	Varian, Inc.	49,141
			2,028,891
		Energy-Alternate Sources: 0.0%
690	@,L	Headwaters, Inc.	24,454
			24,454
		Engineering & Construction: 0.4%
4,600	@@	Bouygues	223,985
5,400		Fluor Corp.	417,204
440	@,L	Shaw Group, Inc./The	12,800
48,000	@@	Taisei Corp.	217,108
240	@	URS Corp.	9,026
2,400	@@	Vinci SA	205,956
			1,086,079
		Entertainment: 0.2%
27,021	@@	Aristocrat Leisure Ltd.	242,872
40,700	@@	Hilton Group PLC	253,699
			496,571
		Environmental Control: 0.0%
965		Republic Services, Inc.	36,236
240	@,L	Waste Connections, Inc.	8,270
			44,506
		Food: 0.6%
320		Corn Products International, Inc.	7,645
1,100	@	Dean Foods Co.	41,426
735	L	Flowers Foods, Inc.	20,257
18,777		General Mills, Inc.	926,082
2,169		Hormel Foods Corp.	70,883
281	L	Nash Finch Co.	7,160
580	@	Performance Food Group Co.	16,455
436	@,L	Ralcorp Holdings, Inc.	17,401
7,915		Supervalu, Inc.	257,079
28,400	@@	Unilever PLC	281,687
			1,646,075
		Forest Products & Paper: 0.1%
8,515	L	Louisiana-Pacific Corp.	233,907
			233,907
		Gas: 0.5%
1,561		Atmos Energy Corp.	40,836
73,500	@@	Centrica PLC	321,329
530		Energen Corp.	19,250
2,900		Nicor, Inc.	113,999
57,000	@@	Osaka Gas Co. Ltd	196,385
17,190		Sempra Energy	770,800
2,000		UGI Corp.	41,200
2,800		WGL Holdings, Inc.	84,168
			1,587,967
		Healthcare-Products: 1.2%
1,420		Beckman Coulter, Inc.	80,798
230		Cooper Cos., Inc.	11,799
1,612		Dentsply International, Inc.	86,548
460	@	Haemonetics Corp.	22,476
684	@	Hologic, Inc.	$25,937
167	@	Idexx Laboratories, Inc.	12,021
860	@,L	Immucor, Inc.	20,090
36,450		Johnson & Johnson	2,190,645
15,800		Medtronic, Inc.	909,606
200		Mentor Corp.	9,216
370	@,L	Resmed, Inc.	14,175
915	@	Respironics, Inc.	33,919
1,000	L	Varian Medical Systems, Inc.	50,340
157		Vital Signs, Inc.	6,723
			3,474,293
		Healthcare-Services: 2.0%
12,200		Aetna, Inc.	1,150,582
10,700	@,@@	Capio AB	190,185
2,080	@	Community Health Systems, Inc.	79,747
10,550	@	Coventry Health Care, Inc.	600,928
2,900	@@,L	Fresenius Medical Care AG	303,945
2,120	@	Health Net, Inc.	109,286
10,350	@	Humana, Inc.	562,316
2,055	@,L	Lincare Holdings, Inc.	86,125
838	@,L	Odyssey HealthCare, Inc.	15,620
330	@	Pediatrix Medical Group, Inc.	29,228
355	@,L	Sierra Health Services	28,386
730	@,L	United Surgical Partners International, Inc.	23,470
15,900		UnitedHealth Group, Inc.	988,026
20,300	@	WellPoint, Inc.	1,619,737
			5,787,581
		Home Builders: 0.0%
155		MDC Holdings, Inc.	9,607
120	@,L	Meritage Homes Corp.	7,550
55	@,L	NVR, Inc.	38,610
340	L	Standard-Pacific Corp.	12,512
910	@,L	Toll Brothers, Inc.	31,522
			99,801
		Home Furnishings: 0.0%
468	@,L	Audiovox Corp.	6,486
160		Ethan Allen Interiors, Inc.	5,845
480	L	Harman International Industries, Inc.	46,968
			59,299
		Household Products/Wares: 0.0%
2,160	L	American Greetings	47,455
360	L	CNS, Inc.	7,888
			55,343
		Housewares: 0.0%
645		Toro Co.	28,232
			28,232
		Insurance: 3.8%
1,450		American Financial Group, Inc.	55,550
31,750		American International Group, Inc.	2,166,303
1,100	L	AmerUs Group Co.	62,337
232,000	@,@@	China Life Insurance Co. Ltd.	204,525
9,650		Chubb Corp.	942,323
470	@@	Everest Re Group Ltd.	47,165
3,101		Fidelity National Financial, Inc.	114,086
2,000		First American Corp.	90,600

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Insurance (continued)
12,900		Hartford Financial Services Group, Inc.	$1,107,981
1,723		Horace Mann Educators Corp.	32,668
470	L	Infinity Property & Casualty Corp.	17,489
320		Landamerica Financial Group, Inc.	19,968
84,900	@@	Legal & General Group PLC	177,663
11,000		Lincoln National Corp.	583,330
26,450		Metlife, Inc.	1,296,050
1,929	@@	Muenchener Rueckversicherungs AG	260,520
2,000		Ohio Casualty Corp.	56,640
1,464		Old Republic International Corp.	38,445
280	@,L	Philadelphia Consolidated Holding Co.	27,073
15,894		Principal Financial Group	753,852
1,734		Protective Life Corp.	75,897
17,781	S	Prudential Financial, Inc.	1,301,391
19,000	@@,L	QBE Insurance Group Ltd.	271,540
1,710		Radian Group, Inc.	100,189
7,648		Safeco Corp.	432,112
445	L	Selective Insurance Group	23,630
1,400		Stancorp Financial Group, Inc.	69,930
382	L	Stewart Information Services Corp.	18,592
6,600		Torchmark Corp.	366,960
590		UICI	20,951
2,145		WR Berkley Corp.	102,145
567		Zenith National Insurance Corp.	26,150
1,260	@,@@	Zurich Financial Services AG	267,352
			11,131,407
		Internet: 0.4%
600	@	Checkfree Corp.	27,540
13,600	@,L	eBay, Inc.	588,200
86	@,@@,L	kabu.com Securities Co., Ltd.	297,945
2,890	@,L	McAfee, Inc.	78,406
950	@,L	Secure Computing Corp.	11,647
120	@,L	Websense, Inc.	7,877
4,600	@	Yahoo!, Inc.	180,228
			1,191,843
		Iron/Steel: 0.4%
320	L	Cleveland-Cliffs, Inc.	28,342
12,000		Nucor Corp.	800,640
140		Reliance Steel & Aluminum Co.	8,557
52,000	@@	Sumitomo Metal Industries Ltd.	199,041
			1,036,580
		Leisure Time: 0.5%
6,200	L	Carnival Corp.	331,514
16,000	L	Harley-Davidson, Inc.	823,840
657	@,L	Multimedia Games, Inc.	6,077
210	L	Polaris Industries, Inc.	10,542
3,700	@@	Sankyo Co. Ltd	213,993
7,900	@@	Yamaha Motor Co., Ltd.	206,313
			1,592,279
		Machinery-Construction & Mining: 0.0%
680	L	JLG Industries, Inc.	31,049
1,000	L	Joy Global, Inc.	40,000
			71,049
		Machinery-Diversified: 0.0%
515	L	Applied Industrial Technologies, Inc.	$17,350
290	L	Briggs & Stratton Corp.	11,249
770	L	Cognex Corp.	23,169
267		IDEX Corp.	10,976
1,200	L	Nordson Corp.	48,612
			111,356
		Media: 1.5%
28,800	@,L	Comcast Corp.	747,648
17,900		McGraw-Hill Cos, Inc.	924,177
19,900	@@	Mediaset S.p.A.	210,359
31,600	L	News Corp., Inc.	491,380
59,750		Time Warner, Inc.	1,042,040
20,150		Viacom, Inc.	656,890
7,783	@@	Vivendi Universal SA	242,887
10		Washington Post	7,650
			4,323,031
		Metal Fabricate/Hardware: 0.1%
250	@	AM Castle & Co.	5,460
830		Commercial Metals Co.	31,158
580	L	Kaydon Corp.	18,641
2,340		Precision Castparts Corp.	121,235
448	L	Quanex Corp.	22,387
430		Valmont Industries, Inc.	14,388
			213,269
		Mining: 0.5%
8,000	@@	Anglo American PLC	272,340
17,922	@@	BHP Billiton Ltd.	298,669
13,700	L	Freeport-McMoRan Copper & Gold, Inc.	737,060
			1,308,069
		Miscellaneous Manufacturing: 2.3%
22,450		3M Co.	1,739,875
750	L	Acuity Brands, Inc.	23,850
470	L	AO Smith Corp.	16,497
499		Aptargroup, Inc.	26,048
520	@,L	EnPro Industries, Inc.	14,014
133,153		General Electric Co.	4,667,013
440		Roper Industries, Inc.	17,384
1,089		Teleflex, Inc.	70,763
			6,575,444
		Office Furnishings: 0.0%
2,072		Herman Miller, Inc.	58,410
			58,410
		Office/Business Equipment: 0.1%
4,900	@@,L	Canon, Inc.	287,399
			287,399
		Oil & Gas: 6.1%
13,950		Burlington Resources, Inc.	1,202,490
28,281		ChevronTexaco Corp.	1,605,512
1,045	L	Cimarex Energy Co.	44,945
36,200		ConocoPhillips	2,106,116
18,300		Devon Energy Corp.	1,144,482
13,200	@@	ENI-Ente Nazionale Idrocarburi S.p.A.	367,486

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Oil & Gas (continued)
12,200		EOG Resources, Inc.	$895,114
111,850		Exxon Mobil Corp.	6,282,615
830		Frontier Oil Corp.	31,150
1,255		Helmerich & Payne, Inc.	77,697
2,980		Noble Energy, Inc.	120,094
1,860	@@	Norsk Hydro ASA	190,766
1,700	@@	Petroleo Brasileiro SA ADR	121,159
470	@,L	Petroleum Development Corp.	15,670
1,490		Pogo Producing Co.	74,217
3,100	@	Pride International, Inc.	95,325
8,100	@@	Repsol YPF SA	236,238
20,250	@@	Royal Dutch Shell PLC	647,427
8,600		Sunoco, Inc.	674,068
532	@,L	Swift Energy Co.	23,977
2,100	@@	Total SA	527,622
23,800	S	Valero Energy Corp.	1,228,080
730		Vintage Petroleum, Inc.	38,931
			17,751,181
		Oil & Gas Services: 0.4%
2,240	@	Cooper Cameron Corp.	92,736
5,650	@,@@	Petroleum Geo-Services ASA	173,895
7,400	L	Schlumberger Ltd.	718,910
1,530	L	Tidewater, Inc.	68,024
670	@,L	Veritas DGC, Inc.	23,778
			1,077,343
		Pharmaceuticals: 3.1%
19,600		Abbott Laboratories	772,828
740		Alpharma, Inc.	21,097
13,700	L	AmerisourceBergen Corp.	567,180
1,865	@	Barr Pharmaceuticals, Inc.	116,171
9,300	@,L	Express Scripts, Inc.	779,340
25,600	@@	GlaxoSmithKline PLC	644,853
9,900	@	Hospira, Inc.	423,522
1,700	@	IVAX Corp.	53,261
15,300	@	King Pharmaceuticals, Inc.	258,876
280		Medicis Pharmaceutical	8,974
62,800		Merck & Co., Inc.	1,997,668
2,200	@@	Merck KGaA	181,780
910	L	Omnicare, Inc.	52,070
90,150		Pfizer, Inc.	2,102,298
3,900	@@	Roche Holding AG	583,036
6,500	@@	Takeda Chemical Industries Ltd.	351,912
840	@	Theragenics Corp.	2,537
220	@,L	USANA Health Sciences, Inc.	8,439
			8,925,842
		Pipelines: 0.1%
1,520		Equitable Resources, Inc.	55,769
2,430		Questar Corp.	183,951
			239,720
		Real Estate: 0.2%
22,000	@@	Cheung Kong Holdings Ltd.	225,195
7,700	@@	Leopalace21 Corp.	278,414
			503,609
		Real Estate Investment Trust: 0.1%
250	L	Colonial Properties Trust	10,495
835		Developers Diversified Realty Corp.	39,262
490		Entertainment Properties Trust	19,968
115		Essex Property Trust, Inc.	$10,603
295		New Century Financial Corp.	10,641
2,000		Weingarten Realty Investors	75,620
			166,589
		Retail: 4.2%
735	L	Abercrombie & Fitch Co.	47,907
800	@	Advance Auto Parts	34,768
3,365	L	American Eagle Outfitters	77,328
1,475		Barnes & Noble, Inc.	62,938
20,200		Best Buy Co., Inc.	878,296
380		Burlington Coat Factory Warehouse Corp.	15,280
760	L	Casey’s General Stores, Inc.	18,848
714	L	Cato Corp.	15,315
600	@	CEC Entertainment, Inc.	20,424
2,980	@,L	Chico’s FAS, Inc.	130,911
394	@,L	Childrens Place	19,471
2,360		Claire’s Stores, Inc.	68,959
9,150		Darden Restaurants, Inc.	355,752
3,700	@@,L	Don Quijote Co., Ltd.	309,717
450	@,L	Dress Barn, Inc.	17,375
13,200	@@	Enterprise Inns PLC	212,566
36,400		Gap, Inc.	642,096
450	@,L	Genesco, Inc.	17,456
140	@,L	Guitar Center, Inc.	7,001
671	@,L	Hibbett Sporting Goods, Inc.	19,110
27,250		Home Depot, Inc.	1,103,080
360	L	IHOP Corp.	16,888
14,750		JC Penney Co., Inc.	820,100
49,622	@@	Kingfisher PLC	201,919
410	L	Landry’s Restaurants, Inc.	10,951
430	L	Longs Drug Stores Corp.	15,648
10,100		Lowe’s Cos., Inc.	673,266
41,800		McDonald’s Corp.	1,409,491
782	@,L	Men’s Wearhouse, Inc.	23,022
1,045		Michaels Stores, Inc.	36,962
13,600		Nordstrom, Inc.	508,640
2,590	@	O’Reilly Automotive, Inc.	82,906
2,340	@,L	Pacific Sunwear of California	58,313
405	@	Panera Bread Co.	26,600
259	@,L	Papa John’s International, Inc.	15,361
2,175	@,L	Payless Shoesource, Inc.	54,593
130	@	PF Chang’s China Bistro, Inc.	6,452
1,100	L	Ross Stores, Inc.	31,790
652	@,L	Select Comfort Corp.	17,832
668	L	Sonic Automotive, Inc.	14,883
285	@,L	Sonic Corp.	8,408
37,600		Staples, Inc.	853,896
9,700	@	Starbucks Corp.	291,097
17,000	@@,L	Takashimaya Co. Ltd.	271,321
11,700		Target Corp.	643,149
620	@,L	Too, Inc.	17,490
180	@,L	Tractor Supply Co.	9,529
30,500		Wal-Mart Stores, Inc.	1,427,400
7,100	L	Wendy’s International, Inc.	392,346
900	@,L	Williams-Sonoma, Inc.	38,835
			12,053,686
		Savings & Loans: 0.0%
610	@,L	Franklin Bank Corp.	10,974
1		Sterling Financial Corp.	25
1		Washington Mutual, Inc.	44
			11,043

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Semiconductors: 2.3%
13,900	@,@@	ASML Holding NV	$277,571
635	@,L	DSP Group, Inc.	15,913
24,400	@	Freescale Semiconductor, Inc.	614,148
127,950		Intel Corp.	3,193,627
2,265	@,L	Lam Research Corp.	80,815
2,300	@,L	Micrel, Inc.	26,680
3,060		Microchip Technology, Inc.	98,379
350	@,L	Microsemi Corp.	9,681
21,800	L	National Semiconductor Corp.	566,364
430	@@,#	Samsung Electronics Co., Ltd. GDR	141,876
1,200	@,L	Silicon Laboratories, Inc.	43,992
296	@,L	Supertex, Inc.	13,098
50,250		Texas Instruments, Inc.	1,611,518
4,847	@	Triquint Semiconductor, Inc.	21,569
215	@,L	Varian Semiconductor Equipment Associates, Inc.	9,445
			6,724,676
		Software: 2.3%
562	@,L	Advent Software, Inc.	16,247
530	@,L	Ansys, Inc.	22,626
14,400		Autodesk, Inc.	618,480
24,000		Automatic Data Processing, Inc.	1,101,360
13,600	@	BMC Software, Inc.	278,664
170	@,L	Cerner Corp.	15,455
10,700	@,L	Citrix Systems, Inc.	307,946
24,650	@	Compuware Corp.	221,111
1,418	@,L	D&B Corp.	94,949
778	@,L	Filenet Corp.	20,111
820		Global Payments, Inc.	38,220
847	@	Hyperion Solutions Corp.	30,340
11,800	@,L	Intuit, Inc.	628,940
113,150		Microsoft Corp.	2,958,873
616	@,L	MRO Software, Inc.	8,649
23,800	@	Novell, Inc.	210,154
12,300	@	Parametric Technology Corp.	75,030
200	@,L	Quality Systems, Inc.	15,352
726	@	Serena Software, Inc.	17,017
412	@,L	SPSS, Inc.	12,743
2,205	@,L	Sybase, Inc.	48,201
1,175	@,L	Transaction Systems Architects, Inc.	33,828
			6,774,296
		Telecommunications: 3.7%
155,100		AT&T, Inc.	3,798,399
150,100	@	Cisco Systems, Inc.	2,569,712
1,075	L	Commonwealth Telephone Enterprises, Inc.	36,303
21,000	@@	Deutsche Telekom AG	347,844
10,293	@@	Elisa Corp.	189,822
2,106	L	Harris Corp.	90,579
470	@,L	Intrado, Inc.	10,819
71,800		Motorola, Inc.	1,621,956
47	@@	Nippon Telegraph & Telephone Corp.	213,129
20,450		Qualcomm, Inc.	880,986
98,000	@@	Telecom Italia S.p.A.	242,281
83,000	@@	Telefonaktiebolaget LM Ericsson	285,468
10,900	@@	Telekom Austria AG	243,694
7,400	@@	Telekomunikasi Indonesia Tbk PT ADR	176,564
1,435		Telephone & Data Systems, Inc.	$51,703
350	@	Tollgrade Communications, Inc.	3,826
			10,763,085
		Toys/Games/Hobbies: 0.1%
10,126		Hasbro, Inc.	204,343
656	@,L	Jakks Pacific, Inc.	13,737
			218,080
		Transportation: 1.3%
480	L	Arkansas Best Corp.	20,966
1,310		CH Robinson Worldwide, Inc.	48,509
13,600		CSX Corp.	690,472
12,900	@@	Deutsche Post AG	311,561
61	@@	East Japan Railway Co.	418,400
300	L	Expeditors International Washington, Inc.	20,253
31,000	@@	Kawasaki Kisen Kaisha Ltd.	194,450
772		Landstar System, Inc.	32,223
20,375		Norfolk Southern Corp.	913,411
980	L	Overseas Shipholding Group	49,382
13,600		United Parcel Service, Inc.	1,022,040
			3,721,667
		Trucking & Leasing: 0.0%
1,594		GATX Corp.	57,512
			57,512
		Water: 0.1%
6,420	@@	Veolia Environnement	289,305
			289,305
		Total Common Stock (Cost $162,683,970)	188,481,973
PREFERRED STOCK: 0.4%
		Banks: 0.1%
38	@,#,XX	DG Funding Trust	404,938
			404,938
		Diversified Financial Services: 0.0%
4,400	C	National Rural Utilities Cooperative Finance Corp.	103,840
			103,840
		Household Products/Wares 0.1%
1,800	@@	Henkel KGaA	180,225
			180,225
		Insurance: 0.1%
4,000	@@	Aegon NV	99,800
13,100	C	Metlife, Inc.	339,552
			439,352
		Telecommunications: 0.1%
122	@@,#	Centaur Funding Corp.	158,066
			158,066
		Total Preferred Stock (Cost $1,284,110)	1,286,421

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 6.5%
		Aerospace/Defense: 0.1%
$150,000		Northrop Grumman Corp., 7.000%,due 03/01/06	$150,521
100,000		Northrop Grumman Space & Mission Systems Corp., 7.625%, due 03/15/06	100,356
			250,877
		Banks: 1.7%
340,000	@@,L	Australia & New Zealand Banking Group Ltd., 4.588%, due 10/29/49	291,257
123,000	@@,#	Banco Santander Chile SA, 4.810%, due 12/09/09	122,705
104,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	115,933
150,000	@@	Bank of Ireland, 4.750%, due 12/29/49	130,182
130,000	@@	Bank of Nova Scotia, 4.250%, due 08/21/85	110,028
60,000	@@	Bank of Scotland, 3.750%, due 11/30/49	51,900
57,000		BankAmerica Capital II, 8.000%, due 12/15/26	60,553
110,000	@@	Barclays Bank PLC, 6.278%, due 12/15/49	110,758
150,000	@@,#	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	145,611
93,000	@@	Corp Andina de Fomento, 5.125%, due 05/05/15	91,767
98,000	@@, #	Danske Bank A/S, 5.914%, due 12/29/49	102,704
130,000	@@	Den Norske Bank ASA, 4.186%, due 08/29/49	109,525
169,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	208,407
317,000	@@,#	HBOS PLC, 5.375%, due 11/29/49	316,893
400,000	@@	HSBC Bank PLC, 4.788%, due 06/29/49	336,000
141,000		Huntington Capital Trust I, 4.943%, due 02/01/27	134,203
190,000	@@	Lloyds TSB Bank PLC, 4.160%, due 08/29/49	165,323
189,000		M&T Bank Corp., 3.850%, due 04/01/13	184,743
131,000		Mellon Capital I, 7.720%, due 12/01/26	138,793
95,000	@@,L	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	102,992
140,000	@@	National Australia Bank Ltd., 4.525%, due 10/29/49	119,517
154,000		PNC Funding Corp., 4.500%, due 03/10/10	151,203
74,000	#	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	72,707
132,000	@@,#,L	Resona Bank Ltd., 5.850%, due 09/01/49	131,693
340,000	@@	Royal Bank of Scotland Group PLC, 4.875%, due 12/29/49	295,997
140,000	@@	Societe Generale, 4.656%, due 11/29/49	120,064
$240,000	@@	Standard Chartered PLC, 4.813%, due 07/29/49	$192,600
450,000	@@	Standard Chartered PLC, 4.875%, due 11/29/49	360,000
83,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	88,088
50,000		Wachovia Corp., 5.500%, due 08/01/35	48,891
150,000	@@	Westpac Banking Corp., 4.369%, due 09/30/49	126,119
106,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	104,028
			4,841,184
		Beverages: 0.1%
235,000	@@,L	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	275,831
65,000	@@,L	Coca-Cola HBC Finance BV, 5.125%, due 09/17/13	65,441
			341,272
		Building Materials: 0.1%
160,000		Masco Corp., 6.750%, due 03/15/06	160,573
			160,573
		Chemicals: 0.0%
47,000	@@,#,S	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	47,750
40,000		Stauffer Chemical, 5.250%, due 04/15/10	32,120
110,000		Stauffer Chemical, 7.540%, due 04/15/17	59,024
			138,894
		Commercial Services: 0.1%
300,000		Tulane University of Louisiana, 5.168%, due 11/15/12	301,050
			301,050
		Diversified Financial Services: 1.9%
57,679	@@,#,S	Arcel Finance Ltd., 5.984%, due 02/01/09	58,357
162,592	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	174,305
100,000	#	Army Hawaii Family Housing Trust Certificates, 5.524%, due 06/15/50	103,154
100,000	#	Army Hawaii Family Housing Trust Certificates, 5.624%, due 06/15/50	103,274
230,935	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	231,801
231,000	@@,#	BTM Curacao Holdings NV, 4.760%, due 07/21/15	226,818
151,000		Citigroup Capital II, 7.750%, due 12/01/36	158,902
256,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	271,447
580,000		Countrywide Financial Corp., 4.720%, due 04/11/07	580,578

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$120,000	@@	Financiere CSFB NV, 4.688%, due 03/29/49	$100,200
138,000		Fund American Cos, Inc., 5.875%, due 05/15/13	139,457
150,000	L	Goldman Sachs Group, Inc., 4.620%, due 03/02/10	150,173
143,000		HSBC Finance Corp., 5.000%, due 06/30/15	139,314
108,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	146,119
77,000		International Lease Finance Corp., 5.000%, due 04/15/10	76,661
134,000	L	JPM Capital Trust I, 7.540%, due 01/15/27	141,544
150,000		JPM Capital Trust II, 7.950%, due 02/01/27	159,848
272,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	270,821
390,000		Morgan Stanley, 4.465%, due 02/15/07	390,509
211,000	@@	Paribas, 4.625%, due 12/31/49	182,379
93,000	@@	Petroleum Export Ltd., 4.623%, due 06/15/10	92,175
127,000	@@,#	Petroleum Export Ltd/Cayman SPV, 5.265%, due 06/15/11	125,940
317,365	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	317,074
279,000	@@,#	Prefered Term Services, 4.991%, due 03/23/35	279,698
56,000		Residential Capital Corp., 6.375%, due 06/30/10	56,957
147,000	L	Residential Capital Corp., 6.875%, due 06/30/15	156,473
1,000,000	#	Toll Road Investment, 18.110%, due 02/15/45	122,127
100,000	#	Twin Reefs Pass-Through Trust, 5.420%, due 12/10/49	100,107
189,000	@@	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	205,411
108,000	#	Wachovia Capital Trust V, 7.965%, due 06/01/27	115,796
			5,377,419
		Electric: 0.5%
232,000	S	Consumers Energy Co., 4.250%, due 04/15/08	227,346
275,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	322,671
178,000		Entergy Gulf States, Inc., 5.120%, due 08/01/10	173,808
169,000		Enterprise Capital Trust II, 5.747%, due 06/30/28	167,731
290,000	#	Orcal Geothermal, 6.210%, due 12/30/20	291,514
117,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	118,787
34,453		PPL Montana LLC, 8.903%, due 07/02/20	39,741
71,054	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	73,879
			1,415,477
		Food: 0.1%
$281,000		Tyson Foods, Inc., 7.250%, due 10/01/06	$285,551
			285,551
		Foreign Government Bonds: 0.2%
600,000	@@	KAUP BANK, 6.600%, due 12/28/15	603,000
			603,000
		Insurance: 0.2%
134,000	+	Prudential Financial, Inc., 4.104%, due 11/15/06	133,148
383,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	414,643
			547,791
		Media: 0.2%
110,000	L	Comcast Corp., 5.650%, due 06/15/35	101,561
133,000		Cox Communications, Inc., 6.850%, due 01/15/18	139,846
287,000	#	News America, Inc., 6.400%, due 12/15/35	290,243
			531,650
		Oil & Gas: 0.4%
120,000	L	Amerada Hess Corp., 6.650%, due 08/15/11	129,098
148,000	@@,#,L	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	142,273
30,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	32,354
101,000	@@,L	Nexen, Inc., 5.200%, due 03/10/15	100,330
243,000	#	Pemex Project Funding Master Trust, 5.791%, due 06/15/10	252,113
239,000	@@,#	Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.298%, due 09/30/20	237,629
139,000	@@,#	Tengizchevroil, 6.124%, due 11/15/14	142,058
92,000		Valero Energy Corp., 6.125%, due 04/15/07	93,163
			1,129,018
		Pipelines: 0.2%
408,000	#	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	412,080
171,000	#	Kinder Morgan Finance Co. ULC, 5.350%, due 01/05/11	171,431
			583,511
		Real Estate: 0.1%
200,000	S,L	EOP Operating LP, 7.750%, due 11/15/07	209,595
			209,595
		Real Estate Investment Trust: 0.3%
183,000		Health Care Property Investors, Inc., 4.875%, due 09/15/10	178,471
57,000	S	Liberty Property LP, 6.375%, due 08/15/12	60,168

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Real Estate Investment Trust (continued)
$156,000		Liberty Property LP, 7.750%, due 04/15/09	$167,787
149,000		Simon Property Group LP, 4.875%, due 03/18/10	147,207
276,000		Simon Property Group LP, 6.375%, due 11/15/07	282,152
			835,785
		Retail: 0.1%
196,000	S	May Department Stores Co., 3.950%, due 07/15/07	192,801
			192,801
		Savings & Loans: 0.0%
125,000		Great Western Financial, 8.206%, due 02/01/27	133,518
			133,518
		Telecommunications: 0.2%
180,000	S	BellSouth Corp., 4.200%, due 09/15/09	174,998
96,000	@@	Deutsche Telekom International Finance BV, 8.000%, due 06/15/10	108,944
57,000		New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	65,942
88,000	+, S	Sprint Capital Corp., 4.780%, due 08/17/06	87,943
133,000	@@,L	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	131,324
163,000	L	Verizon Global Funding Corp., 5.850%, due 09/15/35	157,619
			726,770
		Transportation: 0.0%
100,000	@@,#,S	MISC Capital Ltd., 5.000%, due 07/01/09	99,693
			99,693
		Total Corporate Bonds/Notes (Cost $18,763,097)	18,705,429

U.S. GOVERNMENT AGENCY OBLIGATION: 11.0%
		Federal Home Loan Bank: 0.4%
890,000		3.250%, due 12/17/07	866,186
440,000	L	4.125%, due 10/19/07	435,618
			1,301,804
		Federal Home Loan Mortgage Corporation: 2.1%
432,000	L	3.875%, due 06/15/08	423,687
424,000		4.000%, due 08/17/07	419,204
582,731		4.500%, due 12/15/16	575,709
845,000		4.625%, due 12/19/08	843,557
480,692		5.000%, due 08/15/16	477,300
429,000		5.000%, due 05/15/20	423,299
1,080,610		5.500%, due 11/15/18	1,092,686
91,000	W	5.500%, due 01/15/19	91,540
625,000	W	5.500%, due 01/01/34	619,336
323,000		5.875%, due 03/21/11	336,955
457,976		6.000%, due 01/15/29	468,587
$141,203		6.000%, due 02/01/29	$143,120
206,303		7.000%, due 11/01/31	214,999
			6,129,979
		Federal National Mortgage Association: 8.4%
1,324,000		3.875%, due 02/01/08	1,302,239
858,000		3.875%, due 07/15/08	841,215
254,000	L	4.250%, due 09/15/07	252,029
763,000	W	4.500%, due 01/15/19	742,494
75,000	W	4.500%, due 11/15/36	70,641
852,000	L	4.625%, due 10/15/13	843,171
276,456		4.818%, due 08/01/35	272,140
2,775,000	W	5.000%, due 01/15/20	2,745,516
5,217,000	W	5.000%, due 01/15/36	5,055,596
830,000		5.250%, due 08/01/12	839,117
279,202		5.500%, due 02/01/18	281,109
1,959,000	W	5.500%, due 01/15/20	1,971,244
1,957,000	W	5.500%, due 01/12/36	1,938,041
529,659		5.500%, due 11/01/33	526,095
4,258		6.000%, due 03/01/17	4,354
125,195		6.000%, due 10/01/18	128,012
399,489		6.000%, due 12/01/18	408,490
71,000	W	6.000%, due 01/15/19	72,531
294,998		6.000%, due 04/25/31	303,029
3,397,000	W	6.000%, due 01/15/34	3,428,847
94,903		6.500%, due 02/01/28	97,791
229,889		6.500%, due 09/01/32	236,336
828,000	W	6.500%, due 01/15/35	849,477
383,000		6.625%, due 11/15/10	414,324
113,940		7.000%, due 02/01/31	118,978
131,050		7.000%, due 06/01/31	136,844
10,310		7.000%, due 08/01/35	10,760
77,930		7.500%, due 09/01/31	81,666
			23,972,086
		Government National Mortgage Association: 0.1%
93,057		7.500%, due 12/15/23	98,585
4,184		7.000%, due 12/15/27	4,401
16,141		7.000%, due 01/15/28	17,284
103,825		7.000%, due 02/15/28	109,147
39,801		6.500%, due 01/15/29	41,662
102,106		6.500%, due 01/15/32	106,725
			377,804
		Total U.S. Government Agency Obligations (Cost $31,830,142)	31,781,673

U.S. TREASURY OBLIGATION: 8.6%
		U.S. Treasury Bond: 2.6%
2,772,000	L	5.375%, due 02/15/31	3,114,603
286,000	L	5.500%, due 08/15/28	321,672
754,000	L	6.000%, due 02/15/26	889,367
1,208,000	S,L	6.250%, due 08/15/23	1,442,900
717,000	L	7.250%, due 05/15/16	880,622
626,000	L	9.250%, due 02/15/16	867,719
			7,516,883
		U.S. Treasury Note: 5.9%
1,045,000	L	4.375%, due 11/15/08	1,045,490
12,459,000	L	4.375%, due 12/15/10	12,472,630
2,406,000	L	4.500%, due 11/15/15	2,426,490
1,107,000	L	4.250%, due 11/30/07	1,104,103
			17,048,713

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		U.S. Treasury STRIP: 0.1%
$572,000	S	4.600%, due 05/15/16	$358,745
			358,745
		Total U.S. Treasury Obligations (Cost $24,731,320)	24,924,341

ASSET-BACKED SECURITY: 0.9%
		Automobile Asset Backed Securities: 0.3%
83,000		Carmax Auto Owner Trust, 4.210%, due 01/15/10	82,131
44,000		Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	43,059
100,000		Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	97,738
81,889		Household Automotive Trust, 2.310%, due 04/17/08	81,475
180,000		Nissan Auto Receivables Owner Trust, 2.050%, due 03/16/09	175,775
68,000		Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	67,327
270,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	266,269
			813,774
		Credit Card Asset Backed Securities: 0.4%
95,000		Bank One Issuance Trust, 4.540%, due 09/15/10	94,123
95,000		Capital One Master Trust, 4.900%, due 03/15/10	95,178
640,000		Chemical Master Credit Card Trust 1, 7.090%, due 02/15/09	646,940
325,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	326,419
21,000		Citibank Credit Card Master Trust I, 5.875%, due 03/10/11	21,654
64,000		MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	66,164
			1,250,478
		Home Equity Asset Backed Securities: 0.1%
29,000	+	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	28,532
28,000	+	Renaissance Home Equity Loan Trust, 4.723%, due 11/25/35	27,724
110,000		Wells Fargo Home Equity Trust, 3.970%, due 09/25/24	107,752
			164,008
		Other Asset Backed Securities: 0.1%
16,012		Chase Funding Mortgage Loan, 2.734%, due 09/25/24	15,920
24,000		Chase Funding Mortgage Loan, 4.045%, due 05/25/33	23,680
33,000		Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	32,607
73,000		Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	72,126
$73,000		Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	$71,696
24,000		Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	23,739
			239,768
		Total Asset-Backed Securities (Cost $2,513,684)	2,468,028

COLLATERALIZED MORTGAGE OBLIGATION: 2.4%
		Commercial Mortgage Backed Securities: 1.4%
33,000		Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	32,041
23,000		Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	22,703
143,000		Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	142,003
7,000		Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	6,749
9,000		Capco America Securitization Corp., 6.460%, due 10/15/30	9,374
200,000		Commercial Mortgage Pass Through Certificates, 3.600%, due 03/10/39	192,315
795,000		CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	776,498
68,000		CS First Boston Mortgage Securities Corp., 7.528%, due 04/15/62	74,942
380,000		DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	391,888
220,000		DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	229,095
905,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	967,769
197,778		GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	193,156
10,000		GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	9,872
199,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	193,503
87,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38	84,609
51,000		LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	49,176
57,000		LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	55,396
10,000		LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	9,724
10,000		LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	9,711

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount				Value
		Commercial Mortgage Backed Securities (continued)
$6,000		LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29		$5,936
244,000		LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26		253,175
232,000		LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26		252,029
				3,961,664
		Whole Loan Collateral CMO: 1.0%
132,508		Banc of America Mortgage Securities, 5.250%, due 11/25/19		132,262
416,796		Countrywide Alternative Loan Trust, 5.414%, due 10/25/35		414,324
436,883		Countrywide Alternative Loan Trust, 5.500%, due 02/25/25		437,413
219,402		Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18		215,976
97,375	#	GSMPS Mortgage Loan Trust, 4.729%, due 01/25/35		97,618
359,147		MASTR Alternative Loans Trust, 5.500%, due 01/25/20		360,829
907,164		MASTR Asset Securitization Trust, 5.500%, due 06/25/33		892,423
280,000		Suntrust Alternative Loan Trust, 6.500%, due 12/25/35		285,236
195,180		Thornburg Mortgage Securities Trust, 4.749%, due 09/25/34		195,633
				3,031,714
		Whole Loan Collateral Support CMO: 0.0%
101,007		Banc of America Mortgage Securities, 5.500%, due 11/25/33		97,596
				97,596
		Total Collateralized Mortgage Obligation (Cost $7,270,384)		7,090,974

MUNICIPAL BOND: 0.1%
		Municipal: 0.1%
70,000	S	City of New York, 5.000%, due 11/01/08		72,910
70,000		City of New York, 5.000%, due 11/01/11		74,913
70,000		City of New York, 5.000%, due 11/01/15		75,426
35,000		City of New York, 5.000%, due 04/01/35		36,042
65,000		Sales Tax Asset Receivables Corp., 4.060%, due 10/15/10		62,884
60,000		Sales Tax Asset Receivables Corp., 4.660%, due 10/15/14		58,602
		Total Municipal Bonds (Cost $387,758)		380,777
		Total Long-Term Investments: (Cost $249,464,465)		275,119,616

SHORT-TERM INVESTMENTS: 27.2%
		Commercial Paper: 8.5%
$2,600,000		American Express Bank, 4.330%, due 03/16/06		$2,600,309
6,500,000	S	Master Fund LLC, 4.380%, due 1/30/06		6,476,383
3,000,000	S	Monument Gardens, 4.370%, due 1/23/06		2,991,643
6,700,000	S	Old Line Funding, 4.340%, due 01/17/06		6,686,301
6,000,000		St. Germain Holding Ltd., 4.370%, due 02/01/06		5,976,800
		Total Commercial Paper(Cost $24,733,808)		24,731,436
		Repurchase Agreement 2.7%
7,950,000	S	Goldman Sachs RepurchaseAgreement dated, 12/30/05, 4.250%, due 01/03/06, $7,953,754 to be received upon repurchase (Collateralized by $8,164,000 Federal National Mortgage Association, 3.875%, Market Value plus accrued interest $8,109,169, due 05/15/07)		7,950,000
		Total Repurchase Agreements (Cost $7,950,000)		7,950,000
		Securities Lending Collateralcc: 16.0%
46,303,000		The Bank of New York Institutional Cash Reserves Fund		46,303,000
		Total Securities Lending Collateral (Cost $46,303,000)		46,303,000
		Total Short-Term Investments (Cost $78,986,808)		78,984,436
		Total Investments In Securities (Cost $328,451,273)*	122.1%	$354,104,052
		Other Assets and Liabilities-Net	(22.1)	(64,069,003)
		Net Assets	100.0%	$290,035,049

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
BALANCED PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

W	When-issued or delayed delivery security.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
XX	Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.
*	Cost for federal income tax purposes is $331,825,699.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$25,141,846
	Gross Unrealized Depreciation	(2,863,493)
	Net Unrealized Appreciation	$22,278,353

Information concerning open futures contracts at December 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
S&P MidCap 400	1	$74,320	03/17/2006	$(978)
U.S. Year Treasury Note	16	1,750,500	03/22/2006	15,420
		$1,824,820		$14,442

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 82.3%
		Advertising: 0.0%
2,139	L	Catalina Marketing Corp.	$54,224
			54,224
		Aerospace/Defense: 2.5%
1,300	@,L	Alliant Techsystems, Inc.	99,021
780	@,L	Armor Holdings, Inc.	33,267
29,700		Boeing Co.	2,086,128
318		Engineered Support Systems, Inc.	13,242
11,000		General Dynamics Corp.	1,254,550
885		Kaman Corp.	17,426
19,650		Lockheed Martin Corp.	1,250,330
27,343		Raytheon Co.	1,097,821
12,700		Rockwell Collins, Inc.	590,169
1,015	@,L	Teledyne Technologies, Inc.	29,537
15,200		United Technologies Corp.	849,832
			7,321,323
		Agriculture: 1.8%
31,050		Altria Group, Inc.	2,320,056
41,200		Archer-Daniels-Midland Co.	1,015,992
16,343	@@	British American Tobacco PLC	364,411
31	@@	Japan Tobacco, Inc.	452,892
6,200	L	Reynolds America, Inc.	591,046
24,000	@@	Swedish Match AB	281,779
			5,026,176
		Airlines: 0.3%
1,116	@,L	Mesa Air Group, Inc.	11,673
1,405		Skywest, Inc.	37,738
50,300		Southwest Airlines Co.	826,429
			875,840
		Apparel: 0.5%
26,800	@	Coach, Inc.	893,512
1,050	@,L	Gymboree Corp.	24,570
792		K-Swiss, Inc.	25,692
2,000		Polo Ralph Lauren Corp.	112,280
985	@	Quiksilver, Inc.	13,632
2,400	@	Timberland Co.	78,120
6,800		VF Corp.	376,312
420		Wolverine World Wide, Inc.	9,433
			1,533,551
		Auto Manufacturers: 0.7%
9,694	@@	DaimlerChrysler AG	491,587
123,600	L	Ford Motor Co.	954,192
588		Oshkosh Truck Corp.	26,219
8,100	@@	Volvo AB	381,459
			1,853,457
		Auto Parts & Equipment: 0.4%
13,200	@,L	Goodyear Tire & Rubber Co.	229,416
3,700	@@	Magna International, Inc.	266,062
1,900	L	Modine Manufacturing Co.	61,921
10,800	@@	NOK Corp.	292,445
20,000	@@	Sumitomo Rubber Industries, Inc.	285,017
			1,134,861
		Banks: 6.9%
72,418	@@	Banca Intesa S.p.A.	$382,588
8,900	@@,L	Banco Itau Holding Financeira SA ADR	213,778
99,400	L	Bank of America Corp.	4,587,310
1,800		Bank of Hawaii Corp.	92,772
23,400	@@	Bank of Ireland	366,492
2,500	@@	Bank of Ireland	39,171
29,500		BB&T Corp.	1,236,345
7,800	@@	BNP Paribas	627,790
856	L	Central Pacific Financial Corp.	30,748
1,210	L	Chittenden Corp.	33,650
11,900		Comerica, Inc.	675,444
13,700	@@	Commerzbank AG	422,458
37,000	@@	DBS Group Holdings Ltd.	366,549
4,622	@@	Deutsche Bank AG	445,644
431	L	East-West Bancorp, Inc.	15,727
1,560		Fremont General Corp.	36,239
2,500		Greater Bay Bancorp	64,050
45,165	@@	HBOS PLC	768,889
340		Hudson United Bancorp	14,171
9,400	@@	ICICI Bank Ltd. ADR	270,720
5,900	@@	KBC Bancassurance Holding	547,248
2,312		Mercantile Bankshares Corp.	130,489
49	@@	Mitsubishi Tokyo Financial Group, Inc.	666,733
72	@@	Mizuho Financial Group, Inc.	571,016
2,530	@@	OTP Bank Rt GDR	165,968
17,508		PNC Financial Services Group, Inc.	1,082,520
26,325	@@	Royal Bank of Scotland Group PLC	792,688
578		South Financial Group, Inc.	15,918
38,000	@@	Sumitomo Trust & Banking Co., Ltd.	387,152
21,900	@@	SunCorp.-Metway Ltd.	321,213
8,240	@@	UBS AG	780,901
26,350		US BanCorp.	787,602
22,600		Wachovia Corp.	1,194,636
25,250		Wells Fargo & Co.	1,586,457
500	L	Whitney Holding Corp.	13,780
2,340		Wilmington Trust Corp.	91,049
			19,825,905
		Beverages: 2.4%
64,800		Coca-Cola Co.	2,612,088
38,800	@@	Diageo PLC	559,496
10,400		Pepsi Bottling Group, Inc.	297,544
49,800		PepsiCo, Inc.	2,942,184
22,221	@@	SABMiller PLC	404,025
			6,815,337
		Biotechnology: 0.5%
18,450	@	Amgen, Inc.	1,454,967
2,730	@	Savient Pharmaceuticals, Inc.	10,210
			1,465,177
		Building Materials: 0.3%
26,000	@@	Asahi Glass Co. Ltd.	334,699
570	@,L	Drew Industries, Inc.	16,068
935		Florida Rock Industries, Inc.	45,871
4,200	@@	Lafarge SA	376,294

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Building Materials: (continued)
450	L	Lennox International, Inc.	$12,690
1,900		Martin Marietta Materials, Inc.	145,768
			931,390
		Chemicals: 1.3%
3,300		Chemtura Corp.	41,910
17,750		Dow Chemical Co.	777,805
16,850		EI Du Pont de Nemours & Co.	716,125
7,310		Lyondell Chemical Co.	174,124
360		Penford Corp.	4,392
15,600		PPG Industries, Inc.	903,240
8,500	@@,#	Reliance Industries Ltd. GDR	336,005
60,000	@@	Sumitomo Chemical Co., Ltd.	411,472
3,800	@@	Umicore	447,225
			3,812,298
		Coal: 0.0%
200	L	Massey Energy Co.	7,574
1,400		Peabody Energy Corp.	115,388
			122,962
		Commercial Services: 1.0%
670	L	Administaff, Inc.	28,174
2,200	@,L	Alliance Data Systems Corp.	78,320
3,130	@,L	Career Education Corp.	105,544
460	@	Consolidated Graphics, Inc.	21,776
1,234		Corporate Executive Board Co.	110,690
260		CPI Corp.	4,865
2,615	@	Education Management Corp.	87,629
10,200		Equifax, Inc.	387,804
22,600		H&R Block, Inc.	554,830
900		Manpower, Inc.	41,850
19,750		McKesson Corp.	1,018,903
932		Pharmaceutical Product Development, Inc.	57,737
375		Pre-Paid Legal Services, Inc.	14,329
95,400	@@	Rentokil Initial Plc	268,347
2,360	@,L	Spherion Corp.	23,624
360	@	Vertrue, Inc.	12,719
			2,817,141
		Computers: 4.1%
1,210		Agilysys, Inc.	22,046
28,100	@	Apple Computer, Inc.	2,020,109
235	@,L	CACI International, Inc.	13,484
6,299	@	Cadence Design Systems, Inc.	106,579
3,700	@	Ceridian Corp.	91,945
1,175	@	Cognizant Technology Solutions Corp.	59,161
76,250	@	Dell, Inc.	2,286,738
1,600	@,L	DST Systems, Inc.	95,856
101,400		EMC Corp.	1,381,068
270	L	Factset Research Systems, Inc.	11,113
86,750		Hewlett-Packard Co.	2,483,653
1,300	L	Imation Corp.	59,891
23,000		International Business Machines Corp.	1,890,600
275	@,L	Kronos, Inc.	11,512
1,090	@,L	Manhattan Associates, Inc.	22,323
859	@,L	Micros Systems, Inc.	41,507
705	L	MTS Systems Corp.	24,421
2,000		Reynolds & Reynolds Co.	56,140
3,120	@,L	Sandisk Corp.	$195,998
4,020	@,L	Synopsys, Inc.	80,641
650	L	Talx Corp.	29,712
15,034	@@	Tietoenator OYJ	547,432
5,682	@,L	Western Digital Corp.	105,742
			11,637,671
		Cosmetics/Personal Care: 1.0%
51,450		Procter & Gamble Co.	2,977,926
			2,977,926
		Distribution/Wholesale: 0.4%
920	@,L	Brightpoint, Inc.	25,512
366	L	Building Materials Holding Corp.	24,965
12,300		Genuine Parts Co.	540,216
530	L	Hughes Supply, Inc.	19,001
385		SCP Pool Corp.	14,330
41,000	@@	Sumitomo Corp.	530,181
760	@,L	United Stationers, Inc.	36,860
			1,191,065
		Diversified Financial Services: 6.1%
18,100		American Express Co.	931,426
68,400		Charles Schwab Corp.	1,003,428
77,400		Citigroup, Inc.	3,756,222
13,800		Fannie Mae	673,578
16,500		Goldman Sachs Group, Inc.	2,107,215
118,000	@@	Hong Kong Exchanges and Clearing Ltd.	489,274
2,400	L	IndyMac Bancorp, Inc.	93,648
51,300		JPMorgan Chase & Co.	2,036,097
1,252		Legg Mason, Inc.	149,852
12,200		Lehman Brothers Holdings, Inc.	1,563,674
32,450		Merrill Lynch & Co., Inc.	2,197,839
38,550		Morgan Stanley	2,187,327
550	@,L	Portfolio Recovery Associates, Inc.	25,542
1		Raymond James Financial, Inc.	38
1,670	@@	SFCG Co,. Ltd.	403,777
720	@,L	World Acceptance, Corp.	20,520
			17,639,457
		Electric: 1.7%
13,700		Constellation Energy Group, Inc.	789,120
5,600		Dominion Resources, Inc.	432,320
22,400		Edison International	976,864
17,000	@@	Fortum OYJ	317,589
6,000	@@	RWE AG	439,888
2,035		SCANA Corp.	80,138
12,500		Southern Co.	431,625
25,500		TXU Corp.	1,279,845
2,100		Wisconsin Energy Corp.	82,026
			4,829,415
		Electrical Components & Equipment: 0.7%
2,400		Ametek, Inc.	102,096
18,895		Emerson Electric Co.	1,411,457
28,000	@@	Sumitomo Electric Industries Ltd.	424,958
			1,938,511
		Electronics: 0.9%
29,400	@	Agilent Technologies, Inc.	978,726
800		Amphenol Corp.	35,408

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Electronics: (continued)
2,974	@	Arrow Electronics, Inc.	$95,257
3,786	@,L	Avnet, Inc.	90,637
390		Brady Corp.	14,110
940	@,L	Coherent, Inc.	27,899
920	@,L	Cymer, Inc.	32,669
605	@,L	Flir Systems, Inc.	13,510
11,600	@@	Hoya Corp.	416,612
704	@,L	Itron, Inc.	28,188
20,100	@@	Koninklijke Philips Electronics NV	621,970
69,305	@,L	Solectron Corp.	253,656
470	@	Trimble Navigation Ltd.	16,680
1,574	@,L	Varian, Inc.	62,629
			2,687,951
		Energy-Alternate Sources: 0.0%
1,030	@,L	Headwaters, Inc.	36,503
			36,503
		Engineering & Construction: 0.5%
7,300	@@	Bouygues	355,455
6,500		Fluor Corp.	502,190
610	@,L	Shaw Group, Inc.	17,745
77,000	@@	Taisei Corp.	348,278
370	@	URS Corp.	13,916
3,800	@@	Vinci SA	326,097
			1,563,681
		Entertainment: 0.3%
42,742	@@	Aristocrat Leisure Ltd.	384,177
65,000	@@	Hilton Group PLC	405,171
			789,348
		Environmental Control: 0.0%
1,410		Republic Services, Inc.	52,946
370	@,L	Waste Connections, Inc.	12,750
			65,696
		Food: 0.7%
485		Corn Products International, Inc.	11,587
1,700	@	Dean Foods Co.	64,022
1,115	L	Flowers Foods, Inc.	30,729
22,629		General Mills, Inc.	1,116,062
2,949		Hormel Foods Corp.	96,373
414	L	Nash Finch Co.	10,549
890	@,L	Performance Food Group Co.	25,249
657	@,L	Ralcorp Holdings, Inc.	26,221
9,155		Supervalu, Inc.	297,354
45,300	@@	Unilever PLC	449,310
			2,127,456
		Forest Products & Paper: 0.1%
10,154	L	Louisiana-Pacific Corp.	278,930
			278,930
		Gas: 0.7%
2,388		Atmos Energy Corp.	62,470
117,600	@@	Centrica PLC	514,126
810		Energen Corp.	29,419
3,300		Nicor, Inc.	129,723
91,000	@@	Osaka Gas Co. Ltd	313,526
20,307		Sempra Energy	910,566
3,040		UGI Corp.	$62,624
3,800		WGL Holdings, Inc.	114,228
			2,136,682
		Healthcare-Products: 1.5%
1,900		Beckman Coulter, Inc.	108,110
345		Cooper Cos., Inc.	17,698
2,308		Dentsply International, Inc.	123,917
685	@	Haemonetics Corp.	33,469
1,040	@,L	Hologic, Inc.	39,437
257	@	Idexx Laboratories, Inc.	18,499
1,300	@,L	Immucor, Inc.	30,368
44,550		Johnson & Johnson	2,677,455
17,800		Medtronic, Inc.	1,024,746
300		Mentor Corp.	13,824
550	@,L	Resmed, Inc.	21,070
1,386	@	Respironics, Inc.	51,379
1,400	L	Varian Medical Systems, Inc.	70,476
248		Vital Signs, Inc.	10,619
			4,241,067
		Healthcare-Services: 2.4%
13,900		Aetna, Inc.	1,310,909
17,200	@,@@	Capio AB	305,718
2,700	@	Community Health Systems, Inc.	103,518
11,650	@	Coventry Health Care, Inc.	663,584
4,700	@@	Fresenius Medical Care AG	492,600
2,900	@	Health Net, Inc.	149,495
11,500	@	Humana, Inc.	624,795
2,880	@,L	Lincare Holdings, Inc.	120,701
1,355	@,L	Odyssey HealthCare, Inc.	25,257
520	@,L	Pediatrix Medical Group, Inc.	46,056
550	@,L	Sierra Health Services	43,978
1,110	@,L	United Surgical Partners International, Inc.	35,686
18,900		UnitedHealth Group, Inc.	1,174,446
23,200	@	WellPoint, Inc.	1,851,128
			6,947,871
		Home Builders: 0.1%
240		MDC Holdings, Inc.	14,875
190	@,L	Meritage Homes Corp.	11,955
80	@,L	NVR, Inc.	56,160
500	L	Standard-Pacific Corp.	18,400
1,300	@,L	Toll Brothers, Inc.	45,032
			146,422
		Home Furnishings: 0.0%
708	@,L	Audiovox Corp.	9,813
240		Ethan Allen Interiors, Inc.	8,767
725	L	Harman International Industries, Inc.	70,941
			89,521
		Household Products/Wares: 0.0%
3,120	L	American Greetings	68,546
550	L	CNS, Inc.	12,050
			80,596
		Housewares: 0.0%
970		Toro Co.	42,457
			42,457

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Insurance: 4.9%
1,955		American Financial Group, Inc.	$74,896
38,850		American International Group, Inc.	2,650,735
1,500		AmerUs Group Co.	85,005
371,000	@,@@	China Life Insurance Co. Ltd.	327,064
11,500		Chubb Corp.	1,122,975
655	@@	Everest Re Group Ltd.	65,729
4,173		Fidelity National Financial, Inc.	153,525
2,700		First American Corp.	122,310
15,300		Hartford Financial Services Group, Inc.	1,314,117
2,372		Horace Mann Educators Corp.	44,973
710	L	Infinity Property & Casualty Corp.	26,419
505		Landamerica Financial Group, Inc.	31,512
135,900	@@	Legal & General Group PLC	284,386
12,300		Lincoln National Corp.	652,269
32,400	@	Metlife, Inc.	1,587,600
3,079	@@	Muenchener Rueckversicherungs AG	415,832
2,700		Ohio Casualty Corp.	76,464
1,864		Old Republic International Corp.	48,949
425	@,L	Philadelphia Consolidated Holding Co.	41,093
18,784		Principal Financial Group	890,925
2,379		Protective Life Corp.	104,129
21,228		Prudential Financial, Inc.	1,553,677
31,700	@@	QBE Insurance Group Ltd.	453,042
2,300		Radian Group, Inc.	134,757
8,900		Safeco Corp.	502,850
665	L	Selective Insurance Group	35,311
1,900		Stancorp Financial Group, Inc.	94,905
575	L	Stewart Information Services Corp.	27,985
7,800		Torchmark Corp.	433,680
945		UICI	33,557
2,957		WR Berkley Corp.	140,812
872		Zenith National Insurance Corp.	40,217
2,020	@,@@	Zurich Financial Services AG	428,612
			14,000,312
		Internet: 0.7%
800	@,L	Checkfree Corp.	36,720
15,400	@,L	eBay, Inc.	666,050
137	@,@@	kabu.com Securities Co., Ltd.	474,633
3,880	@,L	McAfee, Inc.	105,264
1,430	@,L	Secure Computing Corp.	17,532
210	@,L	Websense, Inc.	13,784
18,000	@,L	Yahoo!, Inc.	705,240
			2,019,223
		Iron/Steel: 0.5%
480	L	Cleveland-Cliffs, Inc.	42,514
14,300		Nucor Corp.	954,096
220		Reliance Steel & Aluminum Co.	13,446
83,000	@@	Sumitomo Metal Industries Ltd.	317,701
			1,327,757
		Leisure Time: 0.7%
7,400	L	Carnival Corp.	$395,678
19,000	L	Harley-Davidson, Inc.	978,310
1,000	@,L	Multimedia Games, Inc.	9,250
325	L	Polaris Industries, Inc.	16,315
6,000	@@	Sankyo Co. Ltd	347,015
12,600	@@	Yamaha Motor Co., Ltd.	329,056
			2,075,624
		Machinery-Construction & Mining: 0.0%
1,020	L	JLG Industries, Inc.	46,573
1,350		Joy Global, Inc.	54,000
			100,573
		Machinery-Diversified: 0.1%
775	L	Applied Industrial Technologies, Inc.	26,110
400	L	Briggs & Stratton Corp.	15,516
1,180	L	Cognex Corp.	35,506
395		IDEX Corp.	16,238
1,600	L	Nordson Corp.	64,816
			158,186
		Media: 1.8%
32,000	@,L	Comcast Corp.	830,720
21,200		McGraw-Hill Cos, Inc.	1,094,556
31,800	@@	Mediaset S.p.A.	336,152
35,700	L	News Corp., Inc.	555,135
68,450		Time Warner, Inc.	1,193,768
23,050		Viacom, Inc.	751,430
12,467	@@	Vivendi Universal SA	389,062
50		Washington Post	38,250
			5,189,073
		Metal Fabricate/Hardware: 0.1%
380	@	AM Castle & Co.	8,299
1,260		Commercial Metals Co.	47,300
890	L	Kaydon Corp.	28,605
3,260		Precision Castparts Corp.	168,901
678	L	Quanex Corp.	33,880
660		Valmont Industries, Inc.	22,084
			309,069
		Mining: 0.6%
13,500	@@	Anglo American PLC	459,573
28,676	@@	BHP Billiton Ltd.	477,883
16,300	L	Freeport-McMoRan Copper & Gold, Inc.	876,940
			1,814,396
		Miscellaneous Manufacturing: 2.8%
27,300		3M Co.	2,115,750
1,130	L	Acuity Brands, Inc.	35,934
720		AO Smith Corp.	25,272
797		Aptargroup, Inc.	41,603
790	@,L	EnPro Industries, Inc.	21,290
158,650		General Electric Co.	5,560,682
660		Roper Industries, Inc.	26,077
1,403		Teleflex, Inc.	91,167
			7,917,775

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Office Furnishings: 0.0%
2,678		Herman Miller, Inc.	$75,493
			75,493
		Office/Business Equipment: 0.2%
7,800	@@	Canon, Inc.	457,492
			457,492
		Oil & Gas: 7.7%
16,100		Burlington Resources, Inc.	1,387,820
33,702		ChevronTexaco Corp.	1,913,263
1,590	L	Cimarex Energy Co.	68,386
43,200		ConocoPhillips	2,513,376
21,750		Devon Energy Corp.	1,360,245
21,000	@@	ENI-Ente Nazionale Idrocarburi S.p.A.	584,636
14,500		EOG Resources, Inc.	1,063,865
133,200		Exxon Mobil Corp.	7,481,844
1,260		Frontier Oil Corp.	47,288
1,740		Helmerich & Payne, Inc.	107,723
4,100		Noble Energy, Inc.	165,230
3,060	@@	Norsk Hydro ASA	313,841
2,700	@@	Petroleo Brasileiro SA ADR	192,429
715	@,L	Petroleum Development Corp.	23,838
2,000		Pogo Producing Co.	99,620
4,300	@	Pride International, Inc.	132,225
13,100	@@	Repsol YPF SA	382,063
31,509	@@	Royal Dutch Shell PLC	1,007,396
10,200	L	Sunoco, Inc.	799,476
812	@,L	Swift Energy Co.	36,597
3,400	@@	Total SA	854,245
28,300		Valero Energy Corp.	1,460,280
1,110		Vintage Petroleum, Inc.	59,196
			22,054,882
		Oil & Gas Services: 0.5%
100	@	Cal Dive International, Inc.	3,589
3,100	@	Cooper Cameron Corp.	128,340
9,050	@,@@	Petroleum Geo-Services ASA	278,539
8,800	L	Schlumberger Ltd.	854,920
2,100	L	Tidewater, Inc.	93,366
1,020	@,L	Veritas DGC, Inc.	36,200
			1,394,954
		Pharmaceuticals: 4.0%
22,000		Abbott Laboratories	867,460
1,170		Alpharma, Inc.	33,357
15,700		AmerisourceBergen Corp.	649,980
2,600	@	Barr Pharmaceuticals, Inc.	161,954
10,600	@,L	Express Scripts, Inc.	888,280
41,800	@@	GlaxoSmithKline PLC	1,052,924
11,400	@	Hospira, Inc.	487,692
2,300	@	IVAX Corp.	72,059
17,100	@	King Pharmaceuticals, Inc.	289,332
430		Medicis Pharmaceutical	13,782
76,400		Merck & Co., Inc.	2,430,284
3,400	@@	Merck KGaA	280,933
1,300	L	Omnicare, Inc.	74,386
110,350		Pfizer, Inc.	2,573,362
6,320	@@	Roche Holding AG	944,818
10,400	@@	Takeda Chemical Industries Ltd.	563,059
1,280	@	Theragenics Corp.	$3,866
330	@,L	USANA Health Sciences, Inc.	12,659
			11,400,187
		Pipelines: 0.1%
2,100		Equitable Resources, Inc.	77,049
3,420		Questar Corp.	258,894
			335,943
		Real Estate: 0.3%
35,000	@@	Cheung Kong Holdings Ltd.	358,265
12,300	@@	Leopalace21 Corp.	444,739
			803,004
		Real Estate Investment Trust: 0.1%
340	L	Colonial Properties Trust	14,273
1,190		Developers Diversified Realty Corp.	55,954
750		Entertainment Properties Trust	30,562
180		Essex Property Trust, Inc.	16,596
230		Kilroy Realty Corp.	14,237
445		New Century Financial Corp.	16,051
2,700		Weingarten Realty Investors	102,087
			249,760
		Retail: 5.2%
895	L	Abercrombie & Fitch Co.	58,336
1,150	@,L	Advance Auto Parts	49,979
4,640	L	American Eagle Outfitters	106,627
2,055		Barnes & Noble, Inc.	87,687
23,300		Best Buy Co., Inc.	1,013,084
570		Burlington Coat Factory Warehouse Corp.	22,920
1,150	L	Casey’s General Stores, Inc.	28,520
1,080	L	Cato Corp.	23,166
910	@	CEC Entertainment, Inc.	30,976
4,170	@,L	Chico’s FAS, Inc.	183,188
597	@,L	Childrens Place	29,504
3,465		Claire’s Stores, Inc.	101,247
10,350		Darden Restaurants, Inc.	402,408
6,000	@@	Don Quijote Co., Ltd.	502,243
690	@,L	Dress Barn, Inc.	26,641
21,400	@@	Enterprise Inns PLC	344,615
43,400		Gap, Inc.	765,576
680	@,L	Genesco, Inc.	26,377
190	@,L	Guitar Center, Inc.	9,502
1,003	@,L	Hibbett Sporting Goods, Inc.	28,565
32,000		Home Depot, Inc.	1,295,360
550	L	IHOP Corp.	25,800
16,650		JC Penney Co., Inc.	925,740
80,707	@@	Kingfisher PLC	328,409
610	L	Landry’s Restaurants, Inc.	16,293
650	L	Longs Drug Stores Corp.	23,653
11,450		Lowe’s Cos., Inc.	763,257
50,100		McDonald’s Corp.	1,689,372
1,187	@,L	Men’s Wearhouse, Inc.	34,945
1,310		Michaels Stores, Inc.	46,335
15,400		Nordstrom, Inc.	575,960
3,400	@	O’Reilly Automotive, Inc.	108,834
3,200	@,L	Pacific Sunwear of California	79,744
610	@	Panera Bread Co.	40,065
419	@,L	Papa John’s International, Inc.	24,851
3,040	@,L	Payless Shoesource, Inc.	76,304
190	@	PF Chang’s China Bistro, Inc.	9,430
1,600	L	Ross Stores, Inc.	46,240

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Retail: (continued)
987	@,L	Select Comfort Corp.	$26,994
1,016	L	Sonic Automotive, Inc.	22,636
445	@,L	Sonic Corp.	13,127
46,900		Staples, Inc.	1,065,099
11,200	@	Starbucks Corp.	336,112
27,000	@@	Takashimaya Co. Ltd.	430,922
13,350		Target Corp.	733,850
935	@,L	Too, Inc.	26,376
280	@,L	Tractor Supply Co.	14,823
36,300		Wal-Mart Stores, Inc.	1,698,840
8,400	L	Wendy’s International, Inc.	464,184
1,200	@,L	Williams-Sonoma, Inc.	51,780
			14,836,496
		Savings & Loans: 0.0%
920	@,L	Franklin Bank Corp.	16,551
			16,551
		Semiconductors: 2.8%
22,300	@,@@	ASML Holding NV	445,313
1,020	@,L	DSP Group, Inc.	25,561
29,100	@	Freescale Semiconductor, Inc.	732,447
150,850		Intel Corp.	3,765,216
3,190	@,L	Lam Research Corp.	113,819
3,100	@,L	Micrel, Inc.	35,960
4,190		Microchip Technology, Inc.	134,709
550	@,L	Microsemi Corp.	15,213
25,000	L	National Semiconductor Corp.	649,500
680	@@,#	Samsung Electronics Co., Ltd. GDR	224,362
1,600	@,L	Silicon Laboratories, Inc.	58,656
450	@,L	Supertex, Inc.	19,913
57,800		Texas Instruments, Inc.	1,853,646
6,708	@	Triquint Semiconductor, Inc.	29,851
290	@,L	Varian Semiconductor Equipment Associates, Inc.	12,740
			8,116,906
		Software: 2.7%
850	@,L	Advent Software, Inc.	24,574
805	@,L	Ansys, Inc.	34,365
16,400		Autodesk, Inc.	704,380
27,300		Automatic Data Processing, Inc.	1,252,797
15,800	@	BMC Software, Inc.	323,742
240	@,L	Cerner Corp.	21,818
12,000	@,L	Citrix Systems, Inc.	345,360
25,200	@	Compuware Corp.	226,044
1,892	@	D&B Corp.	126,688
1,188	@,L	Filenet Corp.	30,710
1,250		Global Payments, Inc.	58,263
1,282	@	Hyperion Solutions Corp.	45,921
13,300	@,L	Intuit, Inc.	708,890
131,950		Microsoft Corp.	3,450,493
839	@,L	MRO Software, Inc.	11,780
27,400	@	Novell, Inc.	241,942
14,800	@	Parametric Technology Corp.	90,280
300	@,L	Quality Systems, Inc.	23,028
1,085	@	Serena Software, Inc.	25,432
625	@,L	SPSS, Inc.	19,331
3,100	@	Sybase, Inc.	67,766
1,630	@,L	Transaction Systems Architects, Inc.	46,928
			7,880,532
		Telecommunications: 4.7%
260	L	Anixter International, Inc.	$10,171
184,800		AT&T, Inc.	4,525,752
177,500	@	Cisco Systems, Inc.	3,038,800
815	L	Commonwealth Telephone Enterprises, Inc.	27,523
33,600	@@	Deutsche Telekom AG	556,550
16,210	@@	Elisa Corp.	298,943
2,807		Harris Corp.	120,729
710	@,L	Intrado, Inc.	16,344
87,200		Motorola, Inc.	1,969,848
76	@@	Nippon Telegraph & Telephone Corp.	344,635
23,550		Qualcomm, Inc.	1,014,534
156,900	@@	Telecom Italia S.p.A.	387,897
133,000	@@	Telefonaktiebolaget LM Ericsson	457,437
17,400	@@	Telekom Austria AG	389,016
11,800	@@	Telekomunikasi Indonesia Tbk PT ADR	281,548
1,450		Telephone & Data Systems, Inc.	52,244
530	@	Tollgrade Communications, Inc.	5,793
			13,497,764
		Toys/Games/Hobbies: 0.1%
11,551	L	Hasbro, Inc.	233,099
984	@,L	Jakks Pacific, Inc.	20,605
			253,704
		Transportation: 1.7%
730	L	Arkansas Best Corp.	31,886
1,820		CH Robinson Worldwide, Inc.	67,395
16,200		CSX Corp.	822,474
20,400	@@	Deutsche Post AG	492,701
95	@@	East Japan Railway Co.	651,606
200	L	Expeditors International Washington, Inc.	13,502
50,000	@@	Kawasaki Kisen Kaisha Ltd.	313,630
1,163		Landstar System, Inc.	48,544
24,009		Norfolk Southern Corp.	1,076,323
1,385	L	Overseas Shipholding Group	69,790
16,300		United Parcel Service, Inc.	1,224,945
			4,812,796
		Trucking & Leasing: 0.0%
2,154		GATX Corp.	77,716
			77,716
		Water: 0.2%
10,059	@@	Veolia Environnement	453,290
			453,290
		Total Common Stock (Cost $202,916,923)	236,667,326

PREFERRED STOCK 0.2%
		Banks: 0.0%
14	@	DG Funding Trust	149,188
			149,188

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Diversified Financial Services: 0.0%
1,500	C	National Rural Utilities Cooperative Finance Corp.	$35,400
			35,400
		Household Products/Wares: 0.1%
2,800	@@	Henkel KGaA	280,350
			280,350
		Insurance: 0.1%
2,000	@@	Aegon NV	49,900
5,100	C	Metlife, Inc.	132,192
			182,092
		Telecommunications: 0.0%
46	@@,#	Centaur Funding Corp.	59,599
			59,599
		Total Preferred Stock (Cost $693,181)	706,629

Principal Amount			Value

CORPORATE BONDS/NOTES: 2.6%
		Aerospace/Defense: 0.1%
$70,000		Northrop Grumman Corp., 7.000%, due 03/01/06	$70,243
50,000		Northrop Grumman Space & Mission Systems Corp., 7.625%, due 03/15/06	50,178
			120,421
		Banks: 0.7%
160,000	@@	Australia & New Zealand Banking Group Ltd., 4.588%, due 10/29/49	137,062
42,000	@@,#	Banco Santander Chile SA, 4.810%, due 12/09/09	41,899
40,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	44,590
60,000	@@	Bank of Ireland, 4.750%, due 12/29/49	52,073
50,000	@@	Bank of Nova Scotia, 4.250%, due 08/21/85	42,319
20,000	@@	Bank of Scotland, 3.750%, due 11/30/49	17,300
29,000		BankAmerica Capital II, 8.000%, due 12/15/26	30,808
40,000	@@	Barclays Bank PLC, 6.278%, due 12/15/49	40,276
58,000	@@,#	Chuo Mitsui Trust & Banking Co., Ltd./The, 5.506%, due 04/15/49	56,303
36,000	@@	Corp Andina de Fomento, 5.125%, due 05/05/15	35,523
34,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	35,632
60,000	@@	Den Norske Bank ASA, 4.186%, due 08/29/49	50,550
66,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	81,390
123,000	@@,#	HBOS PLC, 5.375%, due 11/29/49	122,958
$200,000	@@	HSBC Bank PLC, 4.788%, due 06/29/49	$168,000
54,000		Huntington Capital Trust I, 4.943%, due 02/01/27	51,397
70,000	@@	Lloyds TSB Bank PLC, 4.160%, due 08/29/49	60,908
69,000		M&T Bank Corp., 3.850%, due 04/01/13	67,446
45,000	L	Mellon Capital I, 7.720%, due 12/01/26	47,677
40,000	@@	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	43,365
50,000	@@	National Australia Bank Ltd., 4.525%, due 10/29/49	42,685
59,000		PNC Funding Corp., 4.500%, due 03/10/10	57,928
30,000	#	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	29,476
51,000	@@,#,L	Resona Bank Ltd., 5.850%, due 09/01/49	50,882
130,000	@@	Royal Bank of Scotland Group PLC, 4.875%, due 12/29/49	113,175
50,000	@@	Societe Generale, 4.656%, due 11/29/49	42,880
110,000	@@	Standard Chartered PLC, 4.813%, due 07/29/49	88,275
220,000	@@	Standard Chartered PLC, 4.875%, due 11/29/49	176,000
32,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	33,962
19,000		Wachovia Corp., 5.500%, due 08/01/35	18,578
70,000	@@	Westpac Banking Corp., 4.369%, due 09/30/49	58,856
41,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	40,237
			1,980,410
		Beverages: 0.1%
80,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	93,900
25,000	@@	Coca-Cola HBC Finance BV, 5.125%, due 09/17/13	25,170
			119,070
		Building Materials: 0.0%
80,000		Masco Corp., 6.750%, due 03/15/06	80,286
			80,286
		Chemicals: 0.0%
18,000	@@,#,S	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	18,287
10,000		Stauffer Chemical, 5.250%, due 04/15/10	8,030
40,000		Stauffer Chemical, 7.540%, due 04/15/17	21,463
			47,780

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Commercial Services: 0.0%
$100,000		Tulane University of Louisiana, 5.168%, due 11/15/12	$100,350
			100,350
		Diversified Financial Services: 0.7%
21,551	@@,#	Arcel Finance Ltd., 5.984%, due 02/01/09	21,804
62,390	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	66,885
83,807	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	84,122
90,000	@@,#	BTM Curacao Holdings NV, 4.760%, due 07/21/15	88,371
58,000		Citigroup Capital II, 7.750%, due 12/01/36	61,035
88,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	93,310
290,000		Countrywide Financial Corp., 4.720%, due 04/11/07	290,289
60,000	@@	Financiere CSFB NV, 4.688%, due 03/29/49	50,100
54,000		Fund American Cos, Inc., 5.875%, due 05/15/13	54,570
57,000	L	Goldman Sachs Group, Inc., 4.620%, due 03/02/10	57,066
54,000		HSBC Finance Corp., 5.000%, due 06/30/15	52,608
41,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	55,471
30,000		International Lease Finance Corp., 5.000%, due 04/15/10	29,868
52,000	L	JPM Capital Trust I, 7.540%, due 01/15/27	54,928
58,000	L	JPM Capital Trust II, 7.950%, due 02/01/27	61,808
104,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	103,549
190,000		Morgan Stanley, 4.465%, due 02/15/07	190,248
105,000	@@	Paribas, 4.625%, due 12/31/49	90,758
36,000	@@	Petroleum Export Ltd., 4.623%, due 06/15/10	35,681
63,000	@@,#	Petroleum Export Ltd/Cayman SPV, 5.265%, due 06/15/11	62,474
122,653	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	122,541
100,000	@@,#	Prefered Term Services, 4.991%, due 03/23/35	100,250
27,000		Residential Capital Corp., 6.375%, due 06/30/10	27,462
71,000	L	Residential Capital Corp., 6.875%, due 06/30/15	75,576
400,000	#	Toll Road Investment, 18.110%, due 02/15/45	48,851
73,000	@@	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	79,339
			2,058,964
		Electric: 0.2%
90,000		Consumers Energy Co., 4.250%, due 04/15/08	88,195
$133,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	$156,055
69,000		Entergy Gulf States, Inc., 5.120%, due 08/01/10	67,375
66,000		Enterprise Capital Trust II, 5.747%, due 06/30/28	65,504
143,000	#	Orcal Geothermal, 6.210%, due 12/30/20	143,746
40,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	40,611
14,094		PPL Montana LLC, 8.903%, due 07/02/20	16,258
25,307	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	26,313
			604,057
		Food: 0.1%
110,000	S	Tyson Foods, Inc., 7.250%, due 10/01/06	111,781
			111,781
		Foreign Government Bonds: 0.1%
300,000	@@	KAUP BANK, 6.600%, due 12/28/15	301,500
			301,500
		Insurance: 0.1%
51,000	+	Prudential Financial, Inc., 4.104%, due 11/15/06	50,676
189,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	204,615
			255,291
		Media: 0.1%
53,000	L	Comcast Corp., 5.650%, due 06/15/35	48,934
52,000		Cox Communications, Inc., 6.850%, due 01/15/18	54,677
143,000	#	News America, Inc., 6.400%, due 12/15/35	144,616
			248,227
		Oil & Gas: 0.1%
47,000	L	Amerada Hess Corp., 6.650%, due 08/15/11	50,563
56,000	@@,#,L	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	53,833
12,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	12,942
39,000	@@,L	Nexen, Inc., 5.200%, due 03/10/15	38,741
94,000	#	Pemex Project Funding Master Trust, 5.791%, due 06/15/10	97,525
47,000	@@,#	Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.298%, due 09/30/20	46,730
53,000	@@,#	Tengizchevroil, 6.124%, due 11/15/14	54,166
36,000		Valero Energy Corp., 6.125%, due 04/15/07	36,455
			390,955

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Pipelines: 0.1%
$202,000	#	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	$204,020
84,000	#	Kinder Morgan Finance Co. ULC, 5.350%, due 01/05/11	84,212
			288,232
		Real Estate: 0.0%
78,000	L	EOP Operating LP, 7.750%, due 11/15/07	81,742
			81,742
		Real Estate Investment Trust: 0.1%
72,000		Health Care Property Investors, Inc., 4.875%, due 09/15/10	70,218
19,000		Liberty Property LP, 6.375%, due 08/15/12	20,056
61,000		Liberty Property LP, 7.750%, due 04/15/09	65,609
58,000		Simon Property Group LP, 4.875%, due 03/18/10	57,302
107,000		Simon Property Group LP, 6.375%, due 11/15/07	109,385
			322,570
		Retail: 0.0%
76,000		May Department Stores Co., 3.950%, due 07/15/07	74,760
			74,760
		Savings & Loans: 0.0%
47,000		Great Western Financial, 8.206%, due 02/01/27	50,203
			50,203
		Telecommunications: 0.1%
68,000		BellSouth Corp., 4.200%, due 09/15/09	66,110
37,000	@@	Deutsche Telekom International Finance BV, 8.000%, due 06/15/10	41,989
21,000		New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	24,295
33,000	+, S	Sprint Capital Corp., 4.780%, due 08/17/06	32,979
51,000	@@,L	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	50,360
79,000	L	Verizon Global Funding Corp., 5.850%, due 09/15/35	76,392
			292,125
		Transportation: 0.0%
56,000	@@,#,L	MISC Capital Ltd., 5.000%, due 07/01/09	55,828
			55,828
		Total Corporate Bonds/Notes (Cost $7,603,144)	7,584,552

U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.6%

		Federal Home Loan Bank: 0.2%
$440,000	L	3.250%, due 12/17/07	$428,227
220,000	L	4.125%, due 10/19/07	217,809
			646,036
		Federal Home Loan Mortgage Corporation: 0.8%
199,882		4.500%, due 12/15/16	197,474
185,000		5.000%, due 05/15/20	182,542
232,530		5.000%, due 08/15/16	230,889
466,824		5.500%, due 11/15/18	472,040
200,365		6.000%, due 01/15/29	205,007
209,000	L	3.875%, due 06/15/08	204,978
206,000		4.000%, due 08/17/07	203,670
409,000		4.625%, due 12/19/08	408,301
156,000		5.875%, due 03/21/11	162,740
35,000	W	6.000%, due 01/15/36	35,350
			2,302,991
		Federal National Mortgage Association: 4.5%
652,000		3.875%, due 02/01/08	641,284
416,000		3.875%, due 07/15/08	407,862
123,000	L	4.250%, due 09/15/07	122,046
847,000	W	4.500%, due 01/15/19	824,237
32,000	W	4.500%, due 11/15/36	30,140
414,000	L	4.625%, due 10/15/13	409,710
97,399		4.818%, due 08/01/35	95,879
1,947,000	W	5.000%, due 01/15/20	1,926,313
2,075,000	W	5.000%, due 01/15/36	2,010,804
403,000		5.250%, due 08/01/12	407,427
1,870,000	W	5.500%, due 01/12/36	1,851,883
1,507,860	W	5.500%, due 01/15/20	1,517,284
118,124		5.500%, due 02/01/18	118,931
157,350		5.500%, due 11/01/33	156,291
93,000	W	6.000%, due 01/15/19	95,005
131,553		6.000%, due 04/25/31	135,134
1,119,000	W	6.000%, due 01/15/34	1,129,491
145,421		6.000%, due 08/01/16	148,698
123,517		6.000%, due 10/01/08	125,444
369,000	W	6.500%, due 01/15/35	378,571
53,497		6.500%, due 04/01/27	55,141
186,000		6.625%, due 11/15/10	201,212
171,227		7.000%, due 02/01/31	178,797
2,812		7.000%, due 08/01/35	2,935
13,000		7.000%, due 12/01/27	13,596
36,182		7.500%, due 09/01/31	37,914
			13,022,029
		Government National Mortgage Association: 0.1%
31,597		6.500%, due 01/15/29	33,074
26,803		6.500%, due 01/15/32	28,015
1,432		7.000%, due 01/15/28	1,506
33,381		7.000%, due 02/15/28	35,092
9,930		7.000%, due 04/15/26	10,457
9,855		7.000%, due 04/15/26	10,377
			118,521
		Total U.S. Government Agency Obligations (Cost $16,096,965)	16,089,577

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 5.2%
		U.S. Treasury Bond: 1.4%
$2,213,000	S,L	5.375%, due 02/15/31	$2,486,514
114,000	L	5.500%, due 08/15/28	128,219
258,000	L	6.000%, due 02/15/26	304,319
245,000	L	6.250%, due 08/15/23	292,641
354,000	L	7.250%, due 05/15/16	434,784
310,000	L	9.250%, due 02/15/16	429,701
			4,076,178
		U.S. Treasury Note: 3.7%
287,000	L	4.250%, due 11/30/07	286,249
2,847,000	L	4.375%, due 11/15/08	2,848,335
6,419,000	L	4.375%, due 12/15/10	6,426,022
1,033,000	L	4.500%, due 11/15/15	1,041,797
			10,602,403
		U.S. Treasury STRIP: 0.1%
219,000	S	4.600%, due 05/15/16	137,352
			137,352
		Total U.S. Treasury Obligations (Cost $14,679,571)	14,815,933

ASSET-BACKED SECURITIES: 0.3%
		Automobile Asset Backed Securities: 0.1%
64,000		Carmax Auto Owner Trust, 4.210%, due 01/15/10	63,330
39,000		Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	38,118
52,000		Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	51,485
120,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	118,342
			271,275
		Credit Card Asset Backed Securities: 0.1%
45,000		Bank One Issuance Trust, 4.540%, due 09/15/10	44,585
42,000		Capital One Master Trust, 4.900%, due 03/15/10	42,079
130,000		Chemical Master Credit Card Trust 1, 7.090%, due 02/15/09	131,410
140,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	140,611
12,000		Citibank Credit Card Master Trust I, 5.875%, due 03/10/11	12,374
25,000		MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	25,845
			396,904
		Home Equity Asset Backed Securities: 0.0%
16,000	+	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	15,742
$25,000	+	Renaissance Home Equity Loan Trust, 4.723%, due 11/25/35	$24,754
45,000		Wells Fargo Home Equity Trust, 3.970%, due 09/25/24	44,080
			84,576
		Other Asset Backed Securities: 0.1%
46,863		Chase Funding Mortgage Loan, 2.734%, due 09/25/24	46,596
70,000		Chase Funding Mortgage Loan, 4.045%, due 05/25/33	69,065
25,000		Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	24,702
6,000		Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	5,928
6,000		Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	5,893
19,000		Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	18,793
			170,977
		Total Asset-Backed Securities (Cost $942,255)	923,732

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.9%
		Commercial Mortgage Backed Securities: 0.5%
36,000		Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	34,954
11,000		Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	10,817
25,000		Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	24,677
53,000		Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	52,630
69,000		Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	66,455
73,000		Commercial Mortgage Pass Through Certificates, 3.600%, due 03/10/39	70,195
350,000		CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	341,855
30,000		CS First Boston Mortgage Securities Corp., 7.528%, due 04/15/62	33,063
166,000		DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	171,193
50,000		DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	52,067
400,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	427,743

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount				Value
		Commercial Mortgage Backed Securities (continued)
$69,709		GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39		$68,080
10,000		GE Capital Commercial Mortgage Corp., 4.371%, due 01/10/38		9,735
54,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42		52,508
28,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38		27,231
11,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35		11,391
28,000		LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29		26,998
19,000		LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29		18,465
				1,500,057
		Whole Loan Collateral CMO: 0.4%
45,926		Banc of America MortgageSecurities, 5.250%, due 11/25/19		45,841
110,619		Countrywide Alternative Loan Trust, 5.414%, due 10/25/35		109,963
144,284		Countrywide Alternative Loan Trust, 5.500%, due 02/25/25		144,459
77,245		Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18		76,039
32,995	#	GSMPS Mortgage Loan Trust, 4.729%, due 01/25/35		33,077
122,357		MASTR Alternative Loans Trust, 5.500%, due 01/25/20		122,929
310,298		MASTR Asset Securitization Trust, 5.500%, due 06/25/33		305,255
110,000		Suntrust Alternative Loan Trust, 6.500%, due 12/25/35		112,057
66,630		Thornburg Mortgage Securities Trust, 4.749%, due 09/25/34		66,785
				1,016,405
		Whole Loan Collateral Support CMO: 0.0%
40,540		Banc of America Mortgage Securities, 5.500%, due 11/25/33		39,171
				39,171
		Total Collateralized Mortgage Obligations (Cost $2,623,574)		2,555,633
MUNICIPAL BONDS: 0.1%
		Municipal: 0.1%
15,000		City of New York, 5.000%, due 04/01/35		15,447
$25,000		City of New York, 5.000%, due 11/01/08		$26,039
25,000		City of New York, 5.000%, due 11/01/11		26,755
25,000		City of New York, 5.000%, due 11/01/15		26,938
20,000		Sales Tax Asset Receivables Corp., 4.060%, due 10/15/10		19,349
20,000		Sales Tax Asset Receivables Corp., 4.660%, due 10/15/14		19,534
		Total Municipal Bond (Cost $136,400)		134,062
		Total Long-Term Investments: (Cost $245,692,013)		279,477,444
SHORT-TERM INVESTMENTS: 20.0%
		Commercial Paper: 4.3%
6,500,000	S	Master Fund LLC, 4.380%, due 01/30/06		6,476,383
3,000,000	S	Monument Gardens, 4.370%, due 01/23/06		2,991,643
3,000,000		St. Germain Holding Ltd.,4.370%, due 02/01/06		2,988,400
		Total Commercial Paper (Cost $12,457,940)		12,456,426
		Repurchase Agreement: 1.8%
5,246,000		Goldman Sachs Repurchase Agreement dated, 12/30/05, 4.250%, due 01/03/06, $5,248,477 to be received upon repurchase (Collaterallized by $5,442,000 Federal Home Loan Mortgage Corporation, 3.625%, Market Value plus accrued interest $5,351,570, due 09/15/08)		5,246,000
		Total Repurchase Agreement (Cost $5,246,000)		5,246,000
		Securities Lending CollateralCC: 13.9%
39,924,000		The Bank of New York Institutional Cash Reserves Fund		39,924,000
		Total Securities Lending Collateral (Cost $39,924,000)		39,924,000
		Total Short-Term Investments: (Cost $57,627,940)		57,626,426
		Total Investments in Securities (Cost $303,319,953)*	117.2%	$337,103,870
		Other Assets and Liabilities-Net	(17.2)	(49,508,913)
		Net Assets	100.0%	$287,594,957

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

ING VP STRATEGIC ALLOCATION	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

GDR	Global Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $307,120,511. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$33,205,722
	Gross Unrealized Depreciation	(3,222,363)
	Net Unrealized Appreciation	$29,983,359

Information concerning open futures contracts at December 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
S&P 500	2	$ 627,400	03/16/2006	$(13,643)
S&P MidCap 400	2	148,640	03/17/2006	(1,955)
U.S. 10 Year Treasury Note	8	875,250	03/22/2006	7,710
		$1,651,290		$ (7,888)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 41.0%

		Advertising: 0.0%
240	L	Catalina Marketing Corp.	$6,084
			6,084
		Aerospace/Defense: 1.4%
140	@,L	Alliant Techsystems, Inc.	10,664
200	@,L	Armor Holdings, Inc.	8,530
8,500		Boeing Co.	597,040
82		Engineered Support Systems, Inc.	3,414
3,200		General Dynamics Corp.	364,960
235		Kaman Corp.	4,627
6,050		Lockheed Martin Corp.	384,961
8,045		Raytheon Co.	323,007
3,900		Rockwell Collins, Inc.	181,233
250	@,L	Teledyne Technologies, Inc.	7,275
4,700		United Technologies Corp.	262,777
			2,148,488
		Agriculture: 0.9%
8,800	L	Altria Group, Inc.	657,536
12,650		Archer-Daniels-Midland Co.	311,949
2,878	@@	British American Tobacco PLC	64,173
6	@@	Japan Tobacco, Inc.	87,656
1,900	L	Reynolds America, Inc.	181,127
4,200	@@	Swedish Match AB	49,311
			1,351,752
		Airlines: 0.2%
297	@,L	Mesa Air Group, Inc.	3,107
366		Skywest, Inc.	9,831
14,700		Southwest Airlines Co.	241,521
			254,459
		Apparel: 0.3%
8,000	@	Coach, Inc.	266,720
270	@,L	Gymboree Corp.	6,318
209		K-Swiss, Inc.	6,780
220		Polo Ralph Lauren Corp.	12,351
257	@	Quiksilver, Inc.	3,557
270	@	Timberland Co.	8,788
2,000		VF Corp.	110,680
110		Wolverine World Wide, Inc.	2,471
			417,665
		Auto Manufacturers: 0.3%
1,715	@@	DaimlerChrysler AG	86,968
35,300	L	Ford Motor Co.	272,516
158	L	Oshkosh Truck Corp.	7,045
1,400	@@	Volvo AB	65,931
			432,460
		Auto Parts & Equipment: 0.1%
4,100	@,L	Goodyear Tire & Rubber Co.	71,258
600	@@	Magna International, Inc.	43,145
210	L	Modine Manufacturing Co.	6,844
1,800	@@	NOK Corp.	48,741
3,306	@@	Sumitomo Rubber Industries, Inc.	47,113
			217,101
		Banks: 3.1%
12,838	@@	Banca Intesa S.p.A.	67,824
1,500	@@,L	Banco Itau Holding Financeira SA ADR	$36,030
28,550	L	Bank of America Corp.	1,317,582
200		Bank of Hawaii Corp.	10,308
4,500	@@	Bank of Ireland	70,503
8,600		BB&T Corp.	360,426
1,300	@@	BNP Paribas	104,632
231	L	Central Pacific Financial Corp.	8,298
310	L	Chittenden Corp.	8,621
3,600		Comerica, Inc.	204,336
2,400	@@	Commerzbank AG	74,007
6,000	@@	DBS Group Holdings Ltd.	59,440
819	@@	Deutsche Bank AG	78,966
120	L	East-West Bancorp, Inc.	4,379
414		Fremont General Corp.	9,617
280		Greater Bay Bancorp	7,174
8,028	@@	HBOS PLC	136,669
100		Hudson United Bancorp	4,168
1,600	@@,L	ICICI Bank Ltd. ADR	46,080
1,000	@@	KBC Bancassurance Holding	92,754
251		Mercantile Bankshares Corp.	14,166
8	@@	Mitsubishi Tokyo Financial Group, Inc.	108,854
13	@@	Mizuho Financial Group, Inc.	103,100
470	@@	OTP Bank Rt GDR	30,832
4,736		PNC Financial Services Group, Inc.	292,827
4,600	@@	Royal Bank of Scotland Group PLC	138,513
155		South Financial Group, Inc.	4,269
7,000	@@	Sumitomo Trust & Banking Co., Ltd.	71,318
3,900	@@	SunCorp.-Metway Ltd.	57,202
1,460	@@	UBS AG	138,363
8,100		US BanCorp.	242,109
6,750		Wachovia Corp.	356,805
7,400		Wells Fargo & Co.	464,942
268		Wilmington Trust Corp.	10,428
			4,735,542
		Beverages: 1.2%
18,850		Coca-Cola Co.	759,843
6,900	@@	Diageo PLC	99,498
3,000		Pepsi Bottling Group, Inc.	85,830
14,150		PepsiCo, Inc.	835,982
3,875	@@	SABMiller PLC	70,456
			1,851,609
		Biotechnology: 0.3%
5,300	@	Amgen, Inc.	417,958
727	@	Savient Pharmaceuticals, Inc.	2,719
			420,677
		Building Materials: 0.1%
5,000	@@,L	Asahi Glass Co. Ltd.	64,365
150	@,L	Drew Industries, Inc.	4,229
245		Florida Rock Industries, Inc.	12,020
700	@@	Lafarge SA	62,716
210		Martin Marietta Materials, Inc.	16,111
			159,441
		Chemicals: 0.6%
370		Chemtura Corp.	4,699
5,150		Dow Chemical Co.	225,673
4,900		EI Du Pont de Nemours & Co.	208,250

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
		Chemicals: (continued)
811		Lyondell Chemical Co.	$19,318
90		Penford Corp.	1,098
4,550		PPG Industries, Inc.	263,445
1,500	@@,#	Reliance Industries Ltd. GDR	59,295
10,000	@@	Sumitomo Chemical Co., Ltd.	68,579
700	@@	Umicore	82,384
			932,741
		Coal: 0.0%
160		Peabody Energy Corp.	13,187
			13,187
		Commercial Services: 0.5%
190	L	Administaff, Inc.	7,990
230	@,L	Alliance Data Systems Corp.	8,188
360	@,L	Career Education Corp.	12,139
122	@	Consolidated Graphics, Inc.	5,775
143		Corporate Executive Board Co.	12,827
70		CPI Corp.	1,310
286	@	Education Management Corp.	9,584
2,850		Equifax, Inc.	108,357
6,900		H&R Block, Inc.	169,395
100		Manpower, Inc.	4,650
5,800		McKesson Corp.	299,222
237		Pharmaceutical Product Development, Inc.	14,682
104		Pre-Paid Legal Services, Inc.	3,974
16,100	@@	Rentokil Initial Plc	45,287
630	@,L	Spherion Corp.	6,306
90	@	Vertrue, Inc.	3,180
			712,866
		Computers: 2.1%
310		Agilysys, Inc.	5,648
8,100	@	Apple Computer, Inc.	582,309
67	@,L	CACI International, Inc.	3,844
702	@	Cadence Design Systems, Inc.	11,878
410	@	Ceridian Corp.	10,189
137	@	Cognizant Technology Solutions Corp.	6,898
21,700	@	Dell, Inc.	650,783
170	@,L	DST Systems, Inc.	10,185
31,000		EMC Corp.	422,220
70	L	Factset Research Systems, Inc.	2,881
24,950		Hewlett-Packard Co.	714,319
140	L	Imation Corp.	6,450
6,650		International Business Machines Corp.	546,630
70	@,L	Kronos, Inc.	2,930
280	@,L	Manhattan Associates, Inc.	5,734
225	@,L	Micros Systems, Inc.	10,872
187	L	MTS Systems Corp.	6,478
230	L	Reynolds & Reynolds Co.	6,456
342	@,L	Sandisk Corp.	21,484
447	@	Synopsys, Inc.	8,967
170		Talx Corp.	7,771
2,601	@@,L	Tietoenator OYJ	94,710
641	@,L	Western Digital Corp.	11,929
			3,151,565
		Cosmetics/Personal Care: 0.6%
14,750		Procter & Gamble Co.	853,730
			853,730
		Distribution/Wholesale: 0.2%
240	@,L	Brightpoint, Inc.	$6,655
100	L	Building Materials Holding Corp.	6,821
3,900		Genuine Parts Co.	171,288
140	L	Hughes Supply, Inc.	5,019
112		SCP Pool Corp.	4,169
7,000	@@	Sumitomo Corp.	90,519
200	@,L	United Stationers, Inc.	9,700
			294,171
		Diversified Financial Services: 3.3%
5,600	S	American Express Co.	288,176
19,500	L	Charles Schwab Corp.	286,065
22,500		Citigroup, Inc.	1,091,925
4,300		Fannie Mae	209,883
4,700		Goldman Sachs Group, Inc.	600,237
20,000	@@	Hong Kong Exchanges and Clearing Ltd.	82,928
270	L	IndyMac Bancorp, Inc.	10,535
15,300		JPMorgan Chase & Co.	607,257
135		Legg Mason, Inc.	16,158
3,400		Lehman Brothers Holdings, Inc.	435,778
9,250		Merrill Lynch & Co., Inc.	626,503
10,900		Morgan Stanley	618,466
140	@,L	Portfolio Recovery Associates, Inc.	6,502
290	@@	SFCG Co,. Ltd.	70,117
190	@,L	World Acceptance, Corp.	5,415
			4,955,945
		Electric: 0.8%
4,000		Constellation Energy Group, Inc.	230,400
1,700		Dominion Resources, Inc.	131,240
6,500		Edison International	283,465
3,000	@@	Fortum OYJ	56,045
1,000	@@	RWE AG	73,315
228		SCANA Corp.	8,979
500	L	Southern Co.	17,265
7,400	L	TXU Corp.	371,406
230		Wisconsin Energy Corp.	8,984
			1,181,099
		Electrical Components & Equipment: 0.3%
260		Ametek, Inc.	11,060
5,566		Emerson Electric Co.	415,780
5,000	@@	Sumitomo Electric Industries Ltd.	75,885
			502,725
		Electronics: 0.4%
9,000	@	Agilent Technologies, Inc.	299,610
90		Amphenol Corp.	3,983
336	@	Arrow Electronics, Inc.	10,762
419	@	Avnet, Inc.	10,031
100		Brady Corp.	3,618
250	@,L	Coherent, Inc.	7,420
250	@,L	Cymer, Inc.	8,878
156	@,L	Flir Systems, Inc.	3,483
2,000	@@	Hoya Corp.	71,830
176	@,L	Itron, Inc.	7,047
3,500	@@	Koninklijke Philips Electronics NV	108,303
21,298	@,L	Solectron Corp.	77,951

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
		Electronics: (continued)
120	@	Trimble Navigation Ltd.	$4,259
177	@,L	Varian, Inc.	7,043
			624,218
		Energy-Alternate Sources: 0.0%
270	@,L	Headwaters, Inc.	9,569
			9,569
		Engineering & Construction: 0.2%
1,300	@@	Bouygues	63,300
1,900		Fluor Corp.	146,794
160	@,L	Shaw Group, Inc.	4,654
13,000	@@	Taisei Corp.	58,800
100	@	URS Corp.	3,761
700	@@,L	Vinci SA	60,070
			337,379
		Entertainment: 0.1%
7,680	@@	Aristocrat Leisure Ltd.	69,030
11,100	@@	Hilton Group PLC	69,191
			138,221
		Environmental Control: 0.0%
157		Republic Services, Inc.	5,895
			5,895
		Food: 0.4%
134		Corn Products International, Inc.	3,201
170	@	Dean Foods Co.	6,402
295	L	Flowers Foods, Inc.	8,130
6,526		General Mills, Inc.	321,862
332		Hormel Foods Corp.	10,850
112	L	Nash Finch Co.	2,854
230	@	Performance Food Group Co.	6,525
173	@,L	Ralcorp Holdings, Inc.	6,904
3,021		Supervalu, Inc.	98,122
7,900	@@	Unilever PLC	78,357
			543,207
		Forest Products & Paper: 0.1%
2,976	L	Louisiana-Pacific Corp.	81,751
			81,751
		Gas: 0.3%
615		Atmos Energy Corp.	16,088
20,500	@@	Centrica PLC	89,622
207		Energen Corp.	7,518
1,000		Nicor, Inc.	39,310
16,000	@@	Osaka Gas Co. Ltd	55,125
5,951		Sempra Energy	266,843
789		UGI Corp.	16,253
420		WGL Holdings, Inc.	12,625
			503,384
		Healthcare-Products: 0.8%
220		Beckman Coulter, Inc.	12,518
90		Cooper Cos., Inc.	4,617
254		Dentsply International, Inc.	13,637
182	@	Haemonetics Corp.	8,893
282	@,L	Hologic, Inc.	10,693
67	@	Idexx Laboratories, Inc.	4,823
340	@,L	Immucor, Inc.	7,942
12,700		Johnson & Johnson	763,270
5,500		Medtronic, Inc.	$316,635
80		Mentor Corp.	3,686
160	@,L	Resmed, Inc.	6,130
350	@	Respironics, Inc.	12,975
160	L	Varian Medical Systems, Inc.	8,054
57		Vital Signs, Inc.	2,441
			1,176,314
		Healthcare-Services: 1.3%
4,300		Aetna, Inc.	405,533
3,000	@,@@	Capio AB	53,323
320	@	Community Health Systems, Inc.	12,269
3,750	@	Coventry Health Care, Inc.	213,600
800	@@,L	Fresenius Medical Care AG	83,847
330	@	Health Net, Inc.	17,012
3,700	@	Humana, Inc.	201,021
314	@	Lincare Holdings, Inc.	13,160
332	@,L	Odyssey HealthCare, Inc.	6,188
130	@	Pediatrix Medical Group, Inc.	11,514
141	@,L	Sierra Health Services	11,274
290	@,L	United Surgical Partners International, Inc.	9,324
5,501		UnitedHealth Group, Inc.	341,820
6,900	@	WellPoint, Inc.	550,551
			1,930,436
		Home Builders: 0.0%
60	L	MDC Holdings, Inc.	3,719
40	@,L	Meritage Homes Corp.	2,517
25	@,L	NVR, Inc.	17,550
130	L	Standard-Pacific Corp.	4,784
140	@,L	Toll Brothers, Inc.	4,850
			33,420
		Home Furnishings: 0.0%
187	@,L	Audiovox Corp.	2,592
60		Ethan Allen Interiors, Inc.	2,192
82	L	Harman International Industries, Inc.	8,024
			12,808
		Household Products/Wares: 0.0%
349	L	American Greetings	7,668
140	L	CNS, Inc.	3,067
			10,735
		Housewares: 0.0%
257		Toro Co.	11,249
			11,249
		Insurance: 2.4%
224		American Financial Group, Inc.	8,581
11,150		American International Group, Inc.	760,765
170	L	AmerUs Group Co.	9,634
66,000	@,@@	China Life Insurance Co. Ltd.	58,184
3,400		Chubb Corp.	332,010
72	@@	Everest Re Group Ltd.	7,225
476		Fidelity National Financial, Inc.	17,512
300		First American Corp.	13,590
4,500		Hartford Financial Services Group, Inc.	386,505
267		Horace Mann Educators Corp.	5,062
180	L	Infinity Property & Casualty Corp.	6,698

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
		Insurance (continued)
132		Landamerica Financial Group, Inc.	$8,237
24,100	@@	Legal & General Group PLC	50,432
3,800		Lincoln National Corp.	201,514
9,350	L	Metlife, Inc.	458,150
542	@@	Muenchener Rueckversicherungs AG	73,199
310	L	Ohio Casualty Corp.	8,779
224		Old Republic International Corp.	5,882
112	@,L	Philadelphia Consolidated Holding Co.	10,829
5,531		Principal Financial Group	262,335
268		Protective Life Corp.	11,730
6,205	S	Prudential Financial, Inc.	454,144
5,300	@@,L	QBE Insurance Group Ltd.	75,745
260	L	Radian Group, Inc.	15,233
2,727		Safeco Corp.	154,076
182		Selective Insurance Group	9,664
210		Stancorp Financial Group, Inc.	10,490
153	L	Stewart Information Services Corp.	7,447
2,300		Torchmark Corp.	127,880
238		UICI	8,451
331		WR Berkley Corp.	15,762
221		Zenith National Insurance Corp.	10,193
360	@,@@	Zurich Financial Services AG	76,386
			3,662,324
		Internet: 0.2%
90	@	Checkfree Corp.	4,131
4,700	@,L	eBay, Inc.	203,275
24	@,@@,L	kabu.com Securities Co., Ltd.	83,147
427	@,L	McAfee, Inc.	11,585
380	@,L	Secure Computing Corp.	4,659
50	@,L	Websense, Inc.	3,282
			310,079
		Iron/Steel: 0.2%
120	L	Cleveland-Cliffs, Inc.	10,628
4,200		Nucor Corp.	280,224
60		Reliance Steel & Aluminum Co.	3,667
14,000	@@	Sumitomo Metal Industries Ltd.	53,588
			348,107
		Leisure Time: 0.3%
2,100	L	Carnival Corp.	112,287
5,500	L	Harley-Davidson, Inc.	283,195
261	@,L	Multimedia Games, Inc.	2,414
83	L	Polaris Industries, Inc.	4,167
1,000	@@	Sankyo Co. Ltd	57,836
2,200	@@	Yamaha Motor Co., Ltd.	57,454
			517,353
		Machinery-Construction & Mining: 0.0%
270	L	JLG Industries, Inc.	12,328
			12,328
		Machinery-Diversified: 0.0%
205	L	Applied Industrial Technologies, Inc.	6,906
120	L	Briggs & Stratton Corp.	4,655
310	L	Cognex Corp.	9,328
113		IDEX Corp.	$4,645
190	L	Nordson Corp.	7,697
			33,231
		Media: 1.0%
9,900	@,L	Comcast Corp.	257,004
6,300		McGraw-Hill Cos, Inc.	325,269
5,600	@@	Mediaset S.p.A.	59,197
11,000		News Corp., Inc.	171,050
20,950		Time Warner, Inc.	365,368
7,050		Viacom, Inc.	229,830
2,143	@@	Vivendi Universal SA	66,877
10		Washington Post	7,650
			1,482,245
		Metal Fabricate/Hardware: 0.0%
100	@,L	AM Castle & Co.	2,184
330		Commercial Metals Co.	12,388
230	L	Kaydon Corp.	7,392
364		Precision Castparts Corp.	18,859
179	L	Quanex Corp.	8,945
170		Valmont Industries, Inc.	5,688
			55,456
		Mining: 0.3%
2,400	@@	Anglo American PLC	81,702
4,924	@@	BHP Billiton Ltd.	82,058
4,700	L	Freeport-McMoRan Copper & Gold, Inc.	252,860
			416,620
		Miscellaneous Manufacturing: 1.5%
7,800		3M Co.	604,500
300	L	Acuity Brands, Inc.	9,540
190	L	AO Smith Corp.	6,669
201		Aptargroup, Inc.	10,492
210	@,L	EnPro Industries, Inc.	5,660
46,050		General Electric Co.	1,614,053
190		Roper Industries, Inc.	7,507
163		Teleflex, Inc.	10,592
			2,269,013
		Office Furnishings: 0.0%
311		Herman Miller, Inc.	8,767
			8,767
		Office/Business Equipment: 0.1%
1,400	@@,L	Canon, Inc.	82,114
			82,114
		Oil & Gas: 3.9%
4,950		Burlington Resources, Inc.	426,690
9,827		ChevronTexaco Corp.	557,879
411	L	Cimarex Energy Co.	17,677
12,500		ConocoPhillips	727,250
6,300		Devon Energy Corp.	394,002
3,700	@@	ENI-Ente Nazionale Idrocarburi S.p.A.	103,007
4,200		EOG Resources, Inc.	308,154
38,700		Exxon Mobil Corp.	2,173,779
328		Frontier Oil Corp.	12,310
193		Helmerich & Payne, Inc.	11,949
470		Noble Energy, Inc.	18,941
520	@@	Norsk Hydro ASA	53,332
500	@@	Petroleo Brasileiro SA ADR	35,635

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
		Oil & Gas: (continued)
196	@,L	Petroleum Development Corp.	$6,535
230		Pogo Producing Co.	11,456
490	@	Pride International, Inc.	15,068
2,400	@@,L	Repsol YPF SA	69,996
5,609	@@	Royal Dutch Shell PLC	179,329
3,000	L	Sunoco, Inc.	235,140
213	@,L	Swift Energy Co.	9,600
600	@@	Total SA	150,749
8,200		Valero Energy Corp.	423,120
290		Vintage Petroleum, Inc.	15,466
			5,957,064
		Oil & Gas Services: 0.2%
360	@	Cooper Cameron Corp.	14,904
1,550	@,@@	Petroleum Geo-Services ASA	47,706
2,600	L	Schlumberger Ltd.	252,590
240	L	Tidewater, Inc.	10,670
260	@,L	Veritas DGC, Inc.	9,227
			335,097
		Pharmaceuticals: 2.0%
6,900		Abbott Laboratories	272,067
290		Alpharma, Inc.	8,268
4,800	L	AmerisourceBergen Corp.	198,720
289	@	Barr Pharmaceuticals, Inc.	18,002
3,300	@,L	Express Scripts, Inc.	276,540
7,200	@@	GlaxoSmithKline PLC	181,365
3,500	@	Hospira, Inc.	149,730
5,300	@	King Pharmaceuticals, Inc.	89,676
110		Medicis Pharmaceutical	3,526
22,200		Merck & Co., Inc.	706,182
600	@@	Merck KGaA	49,576
140	L	Omnicare, Inc.	8,011
31,600		Pfizer, Inc.	736,912
1,100	@@	Roche Holding AG	164,446
1,800	@@	Takeda Chemical Industries Ltd.	97,453
330	@	Theragenics Corp.	997
90	@,L	USANA Health Sciences, Inc.	3,452
			2,964,923
		Pipelines: 0.0%
190		Equitable Resources, Inc.	6,971
372		Questar Corp.	28,160
			35,131
		Real Estate: 0.1%
6,000	@@	Cheung Kong Holdings Ltd.	61,417
2,100	@@	Leopalace21 Corp.	75,931
			137,348
		Real Estate Investment Trust: 0.0%
90	L	Colonial Properties Trust	3,778
130		Developers Diversified Realty Corp.	6,113
190		Entertainment Properties Trust	7,743
50		Essex Property Trust, Inc.	4,610
118		New Century Financial Corp.	4,256
300		Weingarten Realty Investors	11,343
			37,843
		Retail: 2.6%
108	L	Abercrombie & Fitch Co.	7,039
135	@,L	Advance Auto Parts	5,867
496	L	American Eagle Outfitters	11,398
239		Barnes & Noble, Inc.	$10,198
6,650		Best Buy Co., Inc.	289,142
150		Burlington Coat Factory Warehouse Corp.	6,032
288	L	Casey’s General Stores, Inc.	7,142
281	L	Cato Corp.	6,027
223	@	CEC Entertainment, Inc.	7,591
453	@	Chico’s FAS, Inc.	19,900
149	@,L	Childrens Place	7,364
386		Claire’s Stores, Inc.	11,279
3,200	L	Darden Restaurants, Inc.	124,416
1,000	@@,L	Don Quijote Co., Ltd.	83,707
180	@,L	Dress Barn, Inc.	6,950
3,600	@@	Enterprise Inns PLC	57,973
12,600		Gap, Inc.	222,264
180	@,L	Genesco, Inc.	6,982
50	@,L	Guitar Center, Inc.	2,501
266	@,L	Hibbett Sporting Goods, Inc.	7,576
9,550		Home Depot, Inc.	386,584
140	L	IHOP Corp.	6,567
5,100		JC Penney Co., Inc.	283,560
13,968	@@	Kingfisher PLC	56,838
160	L	Landry’s Restaurants, Inc.	4,274
173	L	Longs Drug Stores Corp.	6,295
3,300		Lowe’s Cos., Inc.	219,978
14,700		McDonald’s Corp.	495,684
302	@,L	Men’s Wearhouse, Inc.	8,891
160		Michaels Stores, Inc.	5,659
4,700		Nordstrom, Inc.	175,780
390	@	O’Reilly Automotive, Inc.	12,484
360	@,L	Pacific Sunwear of California	8,971
160	@	Panera Bread Co.	10,509
101	@,L	Papa John’s International, Inc.	5,990
341	@,L	Payless Shoesource, Inc.	8,559
50	@	PF Chang’s China Bistro, Inc.	2,482
170	L	Ross Stores, Inc.	4,913
253	@,L	Select Comfort Corp.	6,920
273	L	Sonic Automotive, Inc.	6,082
112	@	Sonic Corp.	3,304
13,300		Staples, Inc.	302,043
3,400	@,L	Starbucks Corp.	102,034
4,000	@@	Takashimaya Co. Ltd.	63,840
3,800		Target Corp.	208,886
252	@,L	Too, Inc.	7,109
60	@,L	Tractor Supply Co.	3,176
10,750		Wal-Mart Stores, Inc.	503,100
2,500		Wendy’s International, Inc.	138,150
140	@,L	Williams-Sonoma, Inc.	6,041
			3,956,051
		Savings & Loans: 0.0%
240	@,L	Franklin Bank Corp.	4,318
			4,318
		Semiconductors: 1.5%
4,100	@,@@	ASML Holding NV	81,874
250	@,L	DSP Group, Inc.	6,265
8,400	@	Freescale Semiconductor, Inc.	211,428
43,450		Intel Corp.	1,084,512
346	@,L	Lam Research Corp.	12,345
350	@,L	Micrel, Inc.	4,060
463		Microchip Technology, Inc.	14,885
140	@,L	Microsemi Corp.	3,872
7,600	L	National Semiconductor Corp.	197,448

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
		Semiconductors: (continued)
130	@@,#	Samsung Electronics Co., Ltd. GDR	$42,893
180	@,L	Silicon Laboratories, Inc.	6,599
128	@,L	Supertex, Inc.	5,664
16,750		Texas Instruments, Inc.	537,173
689	@	Triquint Semiconductor, Inc.	3,066
80	@,L	Varian Semiconductor Equipment Associates, Inc.	3,514
			2,215,598
		Software: 1.5%
94	@,L	Advent Software, Inc.	2,718
220	@,L	Ansys, Inc.	9,392
5,000		Autodesk, Inc.	214,750
8,300		Automatic Data Processing, Inc.	380,887
5,000	@	BMC Software, Inc.	102,450
60	@,L	Cerner Corp.	5,455
3,700	@,L	Citrix Systems, Inc.	106,486
8,800	@	Compuware Corp.	78,936
214	@,L	D&B Corp.	14,329
297	@,L	Filenet Corp.	7,677
320		Global Payments, Inc.	14,915
340	@	Hyperion Solutions Corp.	12,179
3,800	@,L	Intuit, Inc.	202,540
38,450		Microsoft Corp.	1,005,468
219	@,L	MRO Software, Inc.	3,075
8,300	@	Novell, Inc.	73,289
5,100	@	Parametric Technology Corp.	31,110
80	@,L	Quality Systems, Inc.	6,141
271	@	Serena Software, Inc.	6,352
178	@,L	SPSS, Inc.	5,506
346	@	Sybase, Inc.	7,564
183	@,L	Transaction Systems Architects, Inc.	5,269
			2,296,488
		Telecommunications: 2.4%
53,600		AT&T, Inc.	1,312,664
52,050	@	Cisco Systems, Inc.	891,096
410	L	Commonwealth Telephone Enterprises, Inc.	13,846
6,000	@@	Deutsche Telekom AG	99,384
2,842	@@	Elisa Corp.	52,412
318		Harris Corp.	13,677
180	@,L	Intrado, Inc.	4,144
24,900		Motorola, Inc.	562,491
13	@@	Nippon Telegraph & Telephone Corp.	58,951
7,100		Qualcomm, Inc.	305,868
29,100	@@	Telecom Italia S.p.A.	71,943
23,000	@@	Telefonaktiebolaget LM Ericsson	79,106
3,000	@@	Telekom Austria AG	67,072
2,000	@@	Telekomunikasi Indonesia Tbk PT ADR	47,720
445		Telephone & Data Systems, Inc.	16,033
140	@	Tollgrade Communications, Inc.	1,530
			3,597,937
		Toys/Games/Hobbies: 0.0%
3,629	L	Hasbro, Inc.	73,233
265	@,L	Jakks Pacific, Inc.	5,549
			78,782
		Transportation: 0.8%
190	L	Arkansas Best Corp.	$8,299
210		CH Robinson Worldwide, Inc.	7,776
4,700		CSX Corp.	238,619
3,700	@@	Deutsche Post AG	89,362
17	@@	East Japan Railway Co.	116,603
9,000	@@	Kawasaki Kisen Kaisha Ltd.	56,453
307		Landstar System, Inc.	12,814
7,098		Norfolk Southern Corp.	318,203
157	L	Overseas Shipholding Group	7,911
4,700		United Parcel Service, Inc.	353,205
			1,209,245
		Trucking & Leasing: 0.0%
231		GATX Corp.	8,334
			8,334
		Water: 0.1%
1,778	@@	Veolia Environnement	80,122
			80,122
		Total Common Stock (Cost $53,180,224)	62,123,811

PREFERRED STOCK: 0.7%
		Banks: 0.2%
34		DG Funding Trust	362,313
			362,313
		Diversified Financial Services: 0.1%
4,450	C	National Rural Utilities Cooperative Finance Corp.	105,020
			105,020
		Household Products/ Wares: 0.0%
500	@@	Henkel KGaA	50,062
			50,062
		Insurance: 0.3%
4,000	@@	Aegon NV	99,800
11,900	C	Metlife, Inc.	308,448
			408,248
		Telecommunications: 0.1%
110	@@,#	Centaur Funding Corp.	142,519
			142,519
		Total Preferred Stock (Cost $1,072,720)	1,068,162

Principal Amount			Value

CORPORATE BOND/NOTE: 11.1%

		Aerospace/Defense: 0.1%
$130,000		Northrop Grumman Corp., 7.000%, due 03/01/06	$130,452
90,000		Northrop Grumman Space & Mission Systems Corp., 7.625%, due 03/15/06	90,320
			220,772

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	AS OF DECEMBER 31, 2005

Principal Amount			Value
		Banks: 2.9%
$290,000	@@,L	Australia & New Zealand Banking Group Ltd., 4.588%, due 10/29/49	$248,425
131,000	@@,#	Banco Santander Chile SA, 4.810%, due 12/09/09	130,686
94,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	104,786
140,000	@@	Bank of Ireland, 4.750%, due 12/29/49	121,503
120,000	@@	Bank of Nova Scotia, 4.250%, due 08/21/85	101,565
50,000	@@	Bank of Scotland, 3.750%, due 11/30/49	43,250
51,000		BankAmerica Capital II, 8.000%, due 12/15/26	54,179
100,000	@@	Barclays Bank PLC, 6.278%, due 12/15/49	100,689
136,000	@@,#	Chuo Mitsui Trust & Banking Co., Ltd./The, 5.506%, due 04/15/49	132,021
85,000	@@	Corp Andina de Fomento, 5.125%, due 05/05/15	83,873
90,000	@@,#	Danske Bank A/S, 5.914%, due 12/29/49	94,320
120,000	@@	Den Norske Bank ASA, 4.186%, due 08/29/49	101,100
154,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	189,909
289,000	@@,#	HBOS PLC, 5.375%, due 11/29/49	288,902
350,000	@@	HSBC Bank PLC, 4.788%, due 06/29/49	294,000
127,000		Huntington Capital Trust I, 4.943%, due 02/01/27	120,877
170,000	@@	Lloyds TSB Bank PLC, 4.160%, due 08/29/49	147,921
181,000		M&T Bank Corp., 3.850%, due 04/01/13	176,923
123,000		Mellon Capital I, 7.720%, due 12/01/26	130,317
90,000	@@,L	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	97,572
120,000	@@	National Australia Bank Ltd., 4.525%, due 10/29/49	102,443
138,000		PNC Funding Corp., 4.500%, due 03/10/10	135,493
67,000	#	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	65,829
120,000	@@,#,L	Resona Bank Ltd., 5.850%, due 09/01/49	119,721
300,000	@@	Royal Bank of Scotland Group PLC, 4.875%, due 12/29/49	261,174
120,000	@@	Societe Generale, 4.656%, due 11/29/49	102,912
210,000	@@	Standard Chartered PLC, 4.813%, due 07/29/49	168,525
390,000	@@,L	Standard Chartered PLC, 4.875%, due 11/29/49	312,000
75,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	79,598
46,000		Wachovia Corp., 5.500%, due 08/01/35	44,979
$130,000	@@	Westpac Banking Corp., 4.369%, due 09/30/49	$109,303
96,000	#	Westpac Capital Trust IV, 5.256%, due 12/29/49	94,214
			4,359,009
		Beverages: 0.2%
189,000	@@,L	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	221,839
59,000	@@	Coca-Cola HBC Finance BV, 5.125%, due 09/17/13	59,400
			281,239
		Building Materials: 0.1%
150,000		Masco Corp., 6.750%, due 03/15/06	150,537
			150,537
		Chemicals: 0.1%
42,000	@@,#,S	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	42,671
50,000		Stauffer Chemical, 5.250%, due 04/15/10	40,150
90,000		Stauffer Chemical, 7.540%, due 04/15/17	48,292
			131,113
		Commercial Services: 0.2%
300,000		Tulane University of Louisiana, 5.168%, due 11/15/12	301,050
			301,050
		Diversified Financial Services: 3.2%
151,248	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	162,144
53,243	@@,#	Arcel Finance Ltd., 5.984%, due 02/01/09	53,868
100,000	#	Army Hawaii Family Housing Trust Certificates, 5.524%, due 06/15/50	103,154
100,000	#	Army Hawaii Family Housing Trust Certificates, 5.624%, due 06/15/50	103,274
249,559	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	250,495
212,000	@@,#	BTM Curacao Holdings NV, 4.760%, due 07/21/15	208,162
137,000		Citigroup Capital II, 7.750%, due 12/01/36	144,169
232,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	245,999
510,000		Countrywide Financial Corp., 4.720%, due 04/11/07	510,508
105,000	@@	Financiere CSFB NV, 4.688%, due 03/29/49	87,675
125,000		Fund American Cos, Inc., 5.875%, due 05/15/13	126,320
135,000		Goldman Sachs Group, Inc., 4.620%, due 03/02/10	135,156
132,000		HSBC Finance Corp., 5.000%, due 06/30/15	128,598
99,000	#	HVB Funding Trust III, 9.000%, due 10/22/31	133,943

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	AS OF DECEMBER 31, 2005

Principal Amount			Value
		Diversified Financial Services (continued)
$70,000		International Lease Finance Corp., 5000%, due 04/15/10	$69,691
127,000	L	JPM Capital Trust I, 7.540%, due 01/15/27	134,150
147,000		JPM Capital Trust II, 7.950%, due 02/01/27	156,651
246,000	#	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	244,933
340,000		Morgan Stanley, 4.465%, due 02/15/07	340,444
185,000	@@	Paribas, 4.625%, due 12/31/49	159,906
84,000	@@	Petroleum Export Ltd., 4.623%, due 06/15/10	83,255
111,000	@@,#	Petroleum Export Ltd/Cayman SPV, 5.265%, due 06/15/11	110,074
289,768	@@,#	PF Export Receivables Master Trust, 6.436%, due 06/01/15	289,503
299,000	@@,#	Prefered Term Services, 4.991%, due 03/23/35	299,748
50,000		Residential Capital Corp., 6.375%, due 06/30/10	50,855
131,000	L	Residential Capital Corp., 6.875%, due 06/30/15	139,442
900,000	#	Toll Road Investment, 18.110%, due 02/15/45	109,914
100,000	#	Twin Reefs Pass-Through Trust, 5.420%, due 12/10/49	100,107
171,000	@@	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	185,848
			4,867,986
		Electric: 0.9%
210,000		Consumers Energy Co., 4.250%, due 04/15/08	205,787
245,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	287,470
163,000		Entergy Gulf States, Inc., 5.120%, due 08/01/10	159,162
154,000		Enterprise Capital Trust II, 5.747%, due 06/30/28	152,844
254,000	#	Orcal Geothermal, 6.210%, due 12/30/20	255,326
115,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	116,756
33,670		PPL Montana LLC, 8.903%, due 07/02/20	38,837
66,187	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	68,819
			1,285,001
		Food: 0.2%
256,000	S	Tyson Foods, Inc., 7.250%, due 10/01/06	260,146
			260,146
		Foreign Government Bonds: 0.3%
500,000	@@	KAUP BANK, 6.600%, due 12/28/15	502,500
			502,500
		Insurance: 0.3%
$121,000	+	Prudential Financial, Inc., 4.104%, due 11/15/06	$120,231
336,000	#	Zurich Capital Trust I, 8.376%, due 06/01/37	363,760
			483,991
		Media: 0.3%
98,000	L	Comcast Corp., 5.650%, due 06/15/35	90,482
121,000		Cox Communications, Inc., 6.850%, due 01/15/18	127,229
251,000	#	News America, Inc., 6.400%, due 12/15/35	253,837
			471,548
		Oil & Gas: 0.7%
109,000	L	Amerada Hess Corp., 6.650%, due 08/15/11	117,263
133,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	127,853
27,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	29,119
92,000	@@,L	Nexen, Inc., 5.200%, due 03/10/15	91,390
221,000	#	Pemex Project Funding Master Trust, 5.791%, due 06/15/10	229,288
215,000	@@,#	Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.298%, due 09/30/20	213,767
128,000	@@,#	Tengizchevroil, 6.124%, due 11/15/14	130,816
81,000		Valero Energy Corp., 6.125%, due 04/15/07	82,024
			1,021,520
		Pipelines: 0.3%
357,000	#	Cameron Highway Oil Pipeline, 5.860%, due 12/15/17	360,570
150,000	#	Kinder Morgan Finance Co. ULC, 5.350%, due 01/05/11	150,378
			510,948
		Real Estate: 0.1%
182,000	L	EOP Operating LP, 7.750%, due 11/15/07	190,732
			190,732
		Real Estate Investment Trust: 0.5%
166,000		Health Care Property Investors, Inc., 4.875%, due 09/15/10	161,892
55,000		Liberty Property LP, 6.375%, due 08/15/12	58,057
144,000		Liberty Property LP, 7.750%, due 04/15/09	154,880
137,000		Simon Property Group LP, 4.875%, due 03/18/10	135,351
251,000		Simon Property Group LP, 6.375%, due 11/15/07	256,595
			766,775
		Retail: 0.1%
178,000		May Department Stores Co., 3.950%, due 07/15/07	175,095
			175,095

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	AS OF DECEMBER 31, 2005

Principal Amount			Value
		Savings & Loans: 0.1%
$118,000		Great Western Financial, 8.206%, due 02/01/27	$126,041
			126,041
		Telecommunications: 0.4%
161,000		BellSouth Corp., 4.200%, due 09/15/09	156,525
87,000	@@	Deutsche Telekom International Finance BV, 8.000%, due 06/15/10	98,730
51,000		New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	59,001
79,000	+, S	Sprint Capital Corp., 4.780%, due 08/17/06	78,948
120,000	@@,L	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	118,488
147,000	L	Verizon Global Funding Corp., 5.850%, due 09/15/35	142,148
			653,840
		Transportation: 0.1%
106,000	@@,#,L	MISC Capital Ltd., 5.000%, due 07/01/09	105,674
			105,674
		Total Corporate Bonds/Notes (Cost $16,909,661)	16,865,517

U.S. GOVERNMENT AGENCY OBLIGATION: 18.0%
		Federal Home Loan Bank: 0.7%
780,000	L	3.250%, due 12/17/07	759,130
390,000	L	4.125%, due 10/19/07	386,116
			1,145,246
		Federal Home Loan Mortgage Corporation: 3.9%
385,000	L	3.875%, due 06/15/08	377,592
378,000		4.000%, due 08/17/07	373,724
628,138		4.500%, due 12/15/16	620,569
754,000		4.625%, due 12/19/08	752,712
427,933		5.000%, due 08/15/16	424,913
477,000		5.000%, due 05/15/20	470,661
1,203,368		5.500%, due 11/15/18	1,216,815
618,000	W	5.500%, due 01/01/34	612,400
287,000		5.875%, due 03/21/11	299,400
493,756		6.000%, due 01/15/29	505,195
296,655		7.000%, due 11/01/31	309,159
			5,963,140
		Federal National Mortgage Association: 12.9%
1,158,000		3.875%, due 02/01/08	1,138,967
765,000		3.875%, due 07/15/08	750,034
226,000	L	4.250%, due 09/15/07	224,247
271,000	W	4.500%, due 01/15/19	263,717
78,000	W	4.500%, due 11/15/36	73,466
759,000	L	4.625%, due 10/15/13	751,135
286,295		4.818%, due 08/01/35	281,825
2,299,000	W	5.000%, due 01/15/20	2,274,573
4,772,000	W	5.000%, due 01/15/36	4,624,364
739,000		5.250%, due 08/01/12	747,117
17,923		5.500%, due 01/01/18	18,052
876,000	W	5.500%, due 01/12/36	867,513
1,508,000	W	5.500%, due 01/15/20	1,517,425
$301,963		5.500%, due 02/01/18	$304,026
323,298		5.500%, due 11/01/33	321,123
317,588		6.000%, due 04/25/31	326,234
2,838,000	W	6.000%, due 01/15/34	2,864,616
387,789		6.000%, due 08/01/16	396,527
794,000	W	6.500%, due 01/15/35	814,595
438,518		6.500%, due 07/01/29	450,050
342,000		6.625%, due 11/15/10	369,971
84,965		7.000%, due 02/01/31	88,722
41,748		7.500%, due 09/01/31	43,749
10,506		7.500%, due 11/01/30	11,013
			19,523,061
		Government National Mortgage Association: 0.5%
49,933		6.500%, due 01/15/29	52,267
93,172		6.500%, due 01/15/32	97,387
41,178		6.500%, due 10/15/31	43,052
27,472		7.000%, due 01/15/28	28,880
217,107		7.000%, due 02/15/28	228,235
30,113		7.000%, due 02/15/28	31,657
211,962		7.500%, due 12/15/23	224,555
			706,033
		Total U.S. Government Agency Obligations (Cost $26,711,060)	27,337,480

U.S. TREASURY OBLIGATION: 13.7%
		U.S. Treasury Bond: 4.0%
2,071,000	L	5.375%, due 02/15/31	2,326,963
266,000	L	5.500%, due 08/15/28	299,177
763,000	L	6.000%, due 02/15/26	899,983
864,000	L	6.250%, due 08/15/23	1,032,008
628,000	L	7.250%, due 05/15/16	771,312
548,000	L	9.250%, due 02/15/16	759,601
			6,089,044
		U.S. Treasury Note: 9.5%
1,016,000	L	4.250%, due 11/30/07	1,013,341
526,000	L	4.375%, due 11/15/08	526,247
10,376,000	L	4.375%, due 12/15/10	10,387,351
2,464,000	L	4.500%, due 11/15/15	2,484,983
			14,411,922
		U.S. Treasury STRIP 0.2%
520,000	S	4.600%, due 05/15/16	326,133
			326,133
		Total U.S. Treasury Obligations (Cost $21,340,530)	20,827,099

ASSET-BACKED SECURITY: 1.5%
		Automobile Asset Backed Securities: 0.3%
39,000		Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	38,166
90,000		Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	87,964
61,969		Household Automotive Trust, 2.310%, due 04/17/08	61,656
325,000		USAA Auto Owner Trust, 2.040%, due 02/16/10	320,509
			508,295

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	AS OF DECEMBER 31, 2005

Principal Amount			Value
		Credit Card Asset Backed Securities: 1.0%
$115,000		Bank One Issuance Trust, 4.540%, due 09/15/10	$113,939
115,000		Capital One Master Trust, 4.900%, due 03/15/10	115,216
855,000		Chemical Master Credit Card Trust 1, 7.090%, due 02/15/09	864,272
390,000		Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	391,703
13,000		Citibank Credit Card Master Trust I, 5.875%, due 03/10/11	13,405
58,000		MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	59,962
			1,558,497
		Home Equity Asset Backed Securities: 0.1%
18,000	+	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	17,710
100,000		Wells Fargo Home Equity Trust, 3.970%, due 09/25/24	97,956
			115,666
		Other Asset Backed Securities: 0.1%
41,000		Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	40,509
41,000		Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	40,268
			80,777
		Total Asset-Backed Securities (Cost $2,311,451)	2,263,235

COLLATERALIZED MORTGAGE OBLIGATION: 4.8%
		Commercial Mortgage Backed Securities: 2.5%
38,000		Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	37,735
26,000		Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	25,066
37,000		Capco America Securitization Corp., 6.460%, due 10/15/30	38,538
230,000		Commercial Mortgage Pass-Through Certificates, 3.600%, due 03/10/39	221,162
975,000		CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	952,309
82,000		CS First Boston Mortgage Securities Corp., 7.528%, due 04/15/62	90,371
460,000		DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	474,390
180,000		DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	187,442
1,090,000		DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	1,165,600
$205,884		GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	$201,072
40,000		GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	39,489
212,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	206,145
30,000		JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38	29,176
21,000		LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	20,409
23,000		LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	22,755
121,000		LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	131,446
			3,843,105
		Whole Loan Collateral CMO: 2.2%
137,779		Banc of America Mortgage Securities, 5.250%, due 11/25/19	137,523
423,709		Countrywide Alternative Loan Trust, 5.414%, due 10/25/35	421,197
580,361		Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	581,066
228,489		Countrywide Home Loan Mortgage Pass-Through Trust, 5.000%, due 11/25/18	224,922
100,594	#	GSMPS Mortgage Loan Trust, 4.729%, due 01/25/35	100,845
369,710		MASTR Alternative Loans Trust, 5.500%, due 01/25/20	371,441
988,206		MASTR Asset Securitization Trust, 5.500%, due 06/25/33	972,148
310,000		Suntrust Alternative Loan Trust, 6.500%, due 12/25/35	315,797
201,237		Thornburg Mortgage Securities Trust, 4.749%, due 09/25/34	201,704
			3,326,643
		Whole Loan Collateral Support CMO: 0.1%
110,626		Banc of America Mortgage Securities, 5.500%, due 11/25/33	106,891
			106,891
		Total Collateralized Mortgage Obligations (Cost $7,468,239)	7,276,639

MUNICIPAL BOND: 0.3%
		Municipal: 0.3%
30,000		City of New York, 5.000%, due 04/01/35	30,893
70,000		City of New York, 5.000%, due 11/01/08	72,910
70,000		City of New York, 5.000%, due 11/01/11	74,913
70,000		City of New York, 5.000%, due 11/01/15	75,427

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP STRATEGIC ALLOCATION INCOME PORTFOLIO	AS OF DECEMBER 31, 2005

Principal Amount				Value
$70,000		Sales Tax Asset Receivables Corp., 4.060%, due 10/15/10		$67,721
60,000		Sales Tax Asset Receivables Corp., 4.660%, due 10/15/14		58,602
				380,466
		Total Municipal Bond (Cost $387,624)		380,466
		Total Long-Term Investments (Cost $129,384,702)		138,142,409

SHORT-TERM INVESTMENTS: 40.1%
		Commercial Paper: 9.6%
$1,500,000		American Express Bank, 4.330%, due 03/16/06		1,500,179
3,500,000		Master Fund LLC, 3.180%, due 1/30/06		3,487,283
4,500,000	S	Monument Gardens, 4.370%, due 1/23/06		4,487,465
3,212,000	S	Old Line Funding, 4.340%, due 01/17/06		3,205,433
2,000,000		St. Germaine Holding Ltd., 4.370%, due 02/01/06		1,992,267
		Total Commercial Paper (Cost $14,674,045)		14,672,627

		Repurchase Agreement: 8.4%
12,724,000	S	Goldman Sachs Repurchase Agreement dated, 12/30/05, 4.250%, due 01/03/06, $12,730,009 to be received upon repurchase (Collaterallized by $13,290,000 Federal Home Loan Mortgage Corporation, 3.625%, Market Value plus accrued interest $12,981,964, due 11/14/08)		12,724,000
		Total Repurchase Agreements (Cost $12,724,000)		12,724,000
		Securities Lending CollateralCC: 22.1%
46,303,000		The Bank of New York Institutional Cash Reserves Fund		33,501,000
		Total Securities Lending Collateral (Cost $33,501,000)		33,501,000
		Total Short-Term Investments: (Cost $60,899,045)		$60,897,627
		Total Investments in Securities (Cost $190,283,747)*	131.2%	$199,040,036
		Other Assets and Liabilities-Net	(31.2)	(47,356,984)
		Net Assets	100.0%	$151,683,052

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
&	Payment-in-kind
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

##	Illiquid and restricted securities
A	Related Party
B	Represents investments in an affiliated fund.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
**	Defaulted security
^	Interest Only (IO) Security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
XX	Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund’s valuation procedures.
*	Cost for federal income tax purposes is $191,630,759.
Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$8,725,170
	Gross Unrealized Depreciation	(1,315,893)
	Net Unrealized Appreciation	$7,409,277

Information concerning open futures contracts at December 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain
U.S. 10 Year Treasury Note	14	$1,531,688	03/22/2006	$13,493
U.S. 30 Year Treasury Note	3	342,563	03/31/2006	6,846
		$1,874,250		$20,338

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
ING VP Index Plus LargeCap Portfolio
Class I	NII	$0.1879
Class S	NII	$0.1795
ING VP Index Plus MidCap Portfolio
Class I	NII	$0.0854
Class S	NII	$0.0717
All Classes	STCG	$0.6262
All Classes	LTCG	$0.6856
ING VP Index Plus SmallCap Portfolio
Class I	NII	$0.0515
Class S	NII	$0.0430
All Classes	STCG	$0.5499
All Classes	LTCG	$0.3105
ING VP Strategic Allocation Balanced Portfolio
Class I	NII	$0.2064
Class S	NII	$0.2064
ING VP Strategic Allocation Growth Portfolio
Class I	NII	$0.1846
ING VP Strategic Allocation Income Portfolio
Class I	NII	$0.2630

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2005, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING VP Index Plus LargeCap Portfolio	100.00%
ING VP Index Plus MidCap Portfolio	99.98%
ING VP Index Plus SmallCap Portfolio	12.61%
ING VP Strategic Allocation Balanced Portfolio	57.36%
ING VP Strategic Allocation Growth Portfolio	88.56%
ING VP Strategic Allocation Income Portfolio	33.44%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

		Term of		Number of
		Office and	Principal	Portfolios in	Other
	Position(s)	Length of	Occupation(s)	Fund Complex	Directorships
Name, Address and Age	held with the Company	Time Served(1)	during the Past Five Years	Overseen by Director	held by Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present) and Director, Business and Economic Research Center (August 1999 - August 2002).	40	President-Elect, Academy of Economics and Finance (February 2005 - Present).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director	April 1994 - Present	Retired. Formerly, Attorney, New York City Department of Mental Health (June 1973 - October 2002) and Associate Commissioner (1995 - 2002).	40	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	April 1994 - Present	Self-Employed Consultant (January 1993 - Present).	40	Northwest Center for the Arts, Torrington, CT.

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	June 1991 - Present	President, Thompson Enterprises (October 2004 - Present). Formerly, Dean, Barney School of Business, University of Hartford (August 1996 - June 2004).	40	Mass Mutual Corporate and Participation Investors (April 1997 - Present); Advest Trust Company (1998 - Present); and Connecticut Health Foundation (2002 - Present).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	June 2002 - Present	Retired.	40	None

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	40	None

J. Scott Fox(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Director	December 1997 - Present	Vice Chairman and Chief Operating Officer, ING Investment Management, LLC (September 2002 -Present); President and Chief Executive Officer (April 2001 - Present). Formerly, Managing Director and Chief Operating Officer, ING Investment Management Co. (April 1994 - April 2001).	40	The Greater Hartford Arts Council (July 2002 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Directors who are “Interested Persons”

Thomas J. McInerney(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	April 2002 - Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 - September 2001).	212

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co., Inc; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present)

(1)          Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)          Mr. Fox is an “interested person,” as defined under the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments LLC.

(3)          Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	President, Chief Executive Officer and Chief Operating Officer	March 2002 - Present

President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Executive Vice President	April 2002 - Present

Executive Vice President (December 2001 - Present) and formerly Chief Compliance Officer, ING Investments, LLC (October 2004 - December 2005), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005) and Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2002 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer ING Investments, LLC (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present) and ING Investment, LLC and Directed Services, Inc. (January 2006 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002) and Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President and Assistant Secretary	March 2002 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary (October 2001 - Present) ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President	December 2003 - Present

Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003) and Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present) and Vice President ING Investments, LLC (February 2003 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004) and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President	March 2005 - Present

Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Fund Services, LLC (April 2004 - April 2005); Manager, Financial Reporting, ING Fund Services, LLC (August 2002 - April 2004); and Controller, Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 29	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PL (October 2000 - May 2003) and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Assistant Secretary	September 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)  The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a Fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees (the “Board”) of the Fund, including a majority of the Trustees who have no direct or indirect interest in the agreement and who are not “interested persons” of the Fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2006.

Overview of the Review Process

At a meeting of the Board held on December 14, 2005, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (13) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; and (14) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions presented by independent legal counsel on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2005 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on November 1 and 2, 2005 and December 13, 2005, during which the Independent Trustees, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2006, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board also received information regarding the compensation paid by the Sub-Adviser to attract and retain individuals to perform these services on both an absolute basis and relative to amounts paid by others in the investment management industry.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund, the Codes of Ethics of the Adviser and Sub-Advisers with respect to personal trading by employees with access to portfolio information, and other compliance related matters. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities, including the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds, including fees and expenses for transfer agency, custody and audit services. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five-, and ten-year periods, where applicable, ending June 30, 2005 and September 30, 2005. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Fund, is set forth below under “Fund-by-Fund Analysis.”

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the fees payable under the Advisory and Sub-Advisory Agreements as a whole. With respect to the Funds sub-advised by Sub-Advisers that are not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Advisers by the Adviser in light of the ability of the Adviser to negotiate such fees on an arms-length basis. Summaries of selected portions of the fee and expense information reviewed are set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arms-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2004 and December 31, 2003, the nine-month period ended September 30, 2005 and the six-month period ended June 30, 2005. With respect to the Adviser and its affiliated companies, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the profitability of the Adviser and the Sub-Adviser attributable to managing and operating each Fund as a whole. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2006, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2005 and the management fees and expense data described below are as of June 30, 2005.

ING VP Index Plus LargeCap Portfolio

In evaluating the investment performance of ING VP Index Plus LargeCap Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median and its benchmark for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three- and five-year periods; and (2) the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, year-to-date, one- and three-year periods and in the fourth quintile for the five-year period. The Board further noted that, in an effort to address concerns regarding the Portfolio’s performance, in July 2004 the Sub-Adviser hired a new Director of Quantitative Research and a new team of analysts within this department with responsibility for developing and administering the models used for identifying and selecting appropriate weighting of securities in the Portfolio and that the performance of the Portfolio has improved. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Index Plus LargeCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Index Plus MidCap Portfolio

In evaluating the investment performance of ING VP Index Plus MidCap Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, one- and five-year periods, but underperformed for the most recent calendar quarter and three-year periods; (2) the Portfolio underperformed its benchmark for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the year-to-date and one-year periods, the third quintile for the five-year period and in the fourth quintile for the most recent calendar quarter and three-year periods. The Board further noted that, in an effort to address concerns regarding the Portfolio’s performance, in July 2004 the Sub-Adviser hired a new Director of Quantitative Research and a new team of analysts within this department with responsibility for developing and administering the models used for identifying and selecting appropriate weighting of securities in the Portfolio and that the performance of the Portfolio has improved. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In assessing the reasonableness of the management fee and expense ratio for ING VP Index Plus MidCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Index Plus SmallCap Portfolio

In evaluating the investment performance of ING VP Index Plus SmallCap Portfolio, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three- and five-year periods; (2) the Fund underperformed its benchmark for all periods presented; and (3) the Fund is ranked in its Morningstar category in the second quintile for the year-to-date and one-year periods and in the third quintile for the most recent calendar quarter, three- and five-year periods. The Board further noted that, in an effort to address concerns regarding the Portfolio’s performance, in July 2004 the Sub-Adviser hired a new Director of Quantitative Research and a new team of analysts within this department with responsibility for developing and administering the models used for identifying and selecting appropriate weighting of securities in the Portfolio and that the performance of the Portfolio has improved. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Index Plus SmallCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Strategic Allocation Balanced Portfolio

In evaluating the investment performance of ING VP Strategic Allocation Balanced Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for all periods presented except it underperformed for the ten-year period; (2) the Portfolio outperformed its benchmark for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three-, five- and ten-year periods; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, year-to-date and one-year periods, in the third quintile for the three- and five-year periods and in the fourth quintile for the ten-year period. The Board further noted that, in an effort to address concerns regarding the Portfolio’s performance, in July 2004 the Adviser and Sub-Adviser recommended a change in the investment strategy for the Portfolio to add small and mid-sized stocks in the Portfolio’s asset mix and that the performance of the Portfolio has improved. The Board also noted that the Sub-Adviser has hired a new head of asset allocation strategies. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Strategic Allocation Balanced Portfolio, the Board noted that the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is one basis point above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

ING VP Strategic Allocation Growth Portfolio

In evaluating the investment performance of ING VP Strategic Allocation Growth Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one- and five-year periods, but underperformed for the three- and ten-year periods; (2) the Portfolio outperformed its benchmark for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three-, five- and ten-year periods; and (3) the Portfolio is ranked in its Morningstar category in the first highest quintile for the five-year period, in the second quintile for the most recent calendar quarter, year-to-date and one-year periods and in the fourth quintile for the three- and ten-year periods. The Board further noted that, in an effort to address concerns regarding the Portfolio’s performance, in July 2004 the Adviser and Sub-Adviser recommended a change in the investment strategy for the Fund to add small and mid-sized stocks in the Portfolio’s asset mix and that the performance of the Portfolio has improved. The Board also noted that the Sub-Adviser has hired a new head of asset allocation strategies. The Board concluded that

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Strategic Allocation Growth Portfolio, the Board noted that the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is only one basis point above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

ING VP Strategic Allocation Income Portfolio

In evaluating the investment performance of ING VP Strategic Allocation Income Portfolio the Board noted that: (1) the Portfolio outperformed its Morningstar category median and its benchmark for the most recent calendar quarter, year-to-date, one- and three-year periods, but underperformed for the five- and ten-year periods; and (2) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, year-to-date and one-year periods, in the third quintile for the three- and ten-year periods and in the fourth quintile for the five-year period. The Board further noted that, in an effort to address concerns regarding the Portfolio’s performance, in July 2004 the Adviser and Sub-Adviser recommended a change in the investment strategy for the Fund to add small and mid-sized stocks in the Portfolio’s asset mix. The Board also noted that the Sub-Adviser has hired a new head of asset allocation strategies. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Strategic Allocation Income Portfolio, the Board noted that the management the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

Investment Manager

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VAR-AIP/SAIS	(1205-022306)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $16,938 for year ended December 31, 2005 and $16,679 for year ended December 31, 2004.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $5700 for year ended December 31, 2005 and $0 for year ended December 31, 2004.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $9,915 in the year ended December 31, 2005 and $16,809 in the year ended December 31, 2004.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

4

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

5

VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved: December 13, 2005

6

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

(1)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

8

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Loan Staff Services		☒	Not to exceed $15,000 during the Pre-Approval Period

(2)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

9

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	☒		Not to exceed $50,000 during the Pre-Approval Period

10

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

11

Appendix E

Prohibited Non-Audit Services
Dated:             2006

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

(e) (2)       Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $286,554 for year ended December 31, 2005 and $444,139 for year ended December 31, 2004.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

13

Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as
EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Strategic Allocation Portfolios, Inc.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 10, 2006

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 10, 2006

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